Registration No. 333-105441

811-04633

As Filed with the Securities and Exchange Commission on May 2, 2005

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-6

REGISTRATION UNDER THE SECURITIES ACT OF 1933 [ X ]

Pre-Effective Amendment No. ____ [ ]

Post-Effective Amendment No._3___ [ X ]

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 [ X ]

Amendment No._9___ [ X ]

Sun Life (N.Y.) Variable Account D

Registrant

Sun Life Insurance and Annuity Company of New York

Depositor

60 East 42nd Street, Suite 115

New York, New York 10165

Depositor's Address

1-866-702-6998

Depositor's Telephone Number

Edward M. Shea

Assistant Vice President and Senior Counsel

Sun Life Assurance Company of Canada (U.S.)

One Sun Life Executive Park

Wellesley Hills, Massachusetts 02481

Name and Address of Agent For Service

It is proposed that this filing will become effective (check appropriate box)

[ ] immediately upon filing pursuant to paragraph (b) of Rule 485.

[ X ] on May 2, 2005 pursuant to paragraph (b) of Rule 485.

[ ] 60 days after filing pursuant to paragraph (a)(1) of Rule 485.

[ ] on May 1, 2005 pursuant to paragraph (a)(1) of Rule 485.

[ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

PART A

Sun Life Insurance and Annuity Company of New York Service Office: One Sun Life Executive Park Wellesley Hills, Massachusetts 02481 (866) 702-6998	SUN LIFE LOGO
Futurity Survivorship II Variable Universal Life Insurance
Sun Life (N.Y.) Variable Account D
A Flexible Premium Combination Fixed and Variable Universal Life Insurance Policy

This prospectus describes a last survivor combination fixed and variable universal life insurance policy (the "Policy") issued by Sun Life Insurance and Annuity Company of New York ("we", "us" or "Company"), a member of the Sun Life Financial group of companies, through Sun Life (N.Y.) Variable Account D, one of our separate accounts. The Policy is being offered as an individual policy. The Policy allows "you," the policyowner, within certain limits, to:

- - - -

choose the type and amount of insurance coverage you need and increase or decrease that coverage as your insurance needs change;

choose the amount and timing of premium payments;

allocate net premium payments among the available Investment Options and transfer Account Value among available Investment Options as your investment objectives change; and

access the Policy's Account Value through loans, partial withdrawals or total surrenders.

This prospectus contains important information you should understand before purchasing a Policy. We use certain special terms which are defined in Appendix A. You should read this prospectus carefully and keep it for future reference.

Neither the Securities and Exchange Commission nor any state securities commission has approved these securities or determined that this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

Prospectus

May 2, 2005

This prospectus does not constitute an offering in any jurisdiction where the offering would not be lawful. You should rely only on the information contained in this prospectus or in the prospectus or statement of additional information of the Funds. We have not authorized anyone to provide you with information that is different.

Risk/Benefit Summary of Policy

Right of Return Period You may return the Policy and receive a refund within 10 days from the date of receipt of the Policy. Premium Payments
-	Generally, you must make a minimum Initial Premium payment equal to two Minimum Monthly Premiums. The minimum Initial Premium is shown in the illustration for the Policy and is shown in the Policy.
- -	You choose the amount and timing of subsequent premium payments, within certain limits. You may allocate your net premium payments among the Policy's available Investment Options.
Account Value
Account Value is the sum of the amounts in each Sub-Account and the Fixed Account Option with respect to the Policy.
The Policy's Account Value will reflect-
- - - -

the premiums you pay;

the investment performance of the Sub-Accounts you select, and/or the interest credited to the Fixed Account Option;

any loans or partial withdrawals;

the charges we deduct under the Policy.

Accessing the Policy's Account Value
- - -

You may borrow from us using your Account Value as collateral.

You may surrender the Policy for its Cash Surrender Value. Cash Surrender Value is Account Value minus any surrender charges and the amount of any Policy Debt. The surrender charge period ends 15 years after you purchase the Policy or increase the Specified Face Amount of the Policy.

You may make a partial withdrawal of some of the Policy's Cash Surrender Value after the Policy has been in force for one year. A partial withdrawal will cause a decrease in the Specified Face Amount and any Supplemental Insurance Amount of the Policy if your death benefit option is Option A. Reducing the Cash Surrender Value with a partial withdrawal may increase the risk of Policy lapse.

Death Benefit

If the Policy is in force at the time we receive due proof of both Insureds' death, we will pay the beneficiary an amount based on the death benefit option in effect, plus any supplemental benefits added to the Policy, less Policy Debt and any overdue monthly deductions.

Specified Face Amount ("SFA") is the minimum amount of life insurance in the Policy. Supplemental Insurance Amount ("SIA") is the amount of supplemental life insurance you elect.

SIA has separate charges associated with it. At this time, those charges are lower than SFA charges for the same coverage. If SIA is combined with SFA, the same amount of premium paid for the combined coverage as compared to all SFA coverage will generate faster cash value accumulation within the Policy.

At issue, the SFA may have a no-lapse guarantee period as long as 20 years. SIA's no-lapse guarantee period is limited to five years. Also, SIA will terminate at the policy anniversary on which the younger Insured is Attained Age 100. SFA will continue beyond the policy anniversary on which the younger Insured is Attained Age 100 provided there is cash value in the Policy on that date.

-	You have a choice of two death benefit options-
-	the SFA plus any SIA; or

-	the sum of the SFA, any SIA and the Account Value of the Policy.
- -	For each option, the death benefit may be greater if necessary to satisfy federal tax laws. After the first Policy Year, you may
- - - -	change your death benefit option; add a SIA; decrease the SIA; or increase the SFA and any SIA.
-	After the fourth Policy Year, you may decrease the SFA to a level not less than the minimum specified in the Policy.
The Variable Account
- - - - -

We have established a variable separate account to fund the variable benefits under the Policy.

The assets of the variable separate account are free from our general creditor's claims.

The variable separate account is divided into Sub-Accounts.

Each Sub-Account invests exclusively in shares of a corresponding mutual fund.

When you choose Sub-Accounts in the variable separate account, your benefits will fluctuate based on certain economic conditions. These conditions include, but are not limited to

- - - -	inflationary forces, changes in rates of return available from different types of investments, changes in employment rates and the presence of international conflict.
- - -

With such Sub-Accounts, you assume all investment risk.

A comprehensive discussion of the risks of such Sub-Accounts may be found in the underlying Fund's prospectus.

It is unsuitable to purchase a life insurance policy as a short-term savings vehicle because investment risk is best borne over a number of years. Surrender charges may also be imposed if surrender occurs in the early Policy Years.

Investment Options
- -

You may allocate your net premium payments among the Sub-Accounts and the Fixed Account Option.

You may transfer amounts from one Sub-Account to another or to the Fixed Account Option, subject to any limits that we or the Funds may impose. We will notify you in writing of any such limitations.

-	You may transfer amounts from the Fixed Account Option, subject to our transfer rules in effect at time of transfer.
What If Charges and Deductions Exceed Cash Surrender Value?
- - - -

Unless the No-Lapse Guarantee applies, the Policy will terminate if the Cash Surrender Value at the beginning of any Policy Month is less than the charges and deductions then due.

We will send you notice and allow you a 61 day Grace Period.

If, within the Grace Period, you do not make a premium payment sufficient to cover all charges and deductions due, the Policy will terminate at the end of the Grace Period.

If the Policy terminates, all coverage ceases and no benefits are payable.

No-Lapse Guarantee

The Policy will not terminate during the No-Lapse Guarantee Period if the premiums paid less partial withdrawals less Policy Debt exceed the sum of Minimum Monthly Premiums from the Policy Date to the Valuation Date. The No-Lapse Guarantee Period is based on the ages of the Insureds. For the SFA, the No-Lapse Guarantee Period may not exceed 20 years. For the SIA, the No-Lapse Guarantee Period may not exceed five years.

Reinstatement

If the Policy terminates due to insufficient value, we will reinstate it within three years at your request, subject to certain conditions.

Federal Tax Considerations

Purchase of, and transactions under, the Policy may have tax consequences that you should consider. You may wish to consult a qualified tax professional prior to purchase regarding tax treatment of death benefits, loans and surrenders.

Supplemental Benefits
You may supplement the Policy with a maturity extension with full death benefit rider. We will deduct the cost of the rider from the Policy's Account Value on a monthly basis.

The following tables describe the fees and expenses that you will pay when buying, owning and surrendering the Policy. The first table describes the fees and expenses that you will pay at the time that you buy the Policy, surrender the Policy or transfer amounts between Investment Options.
TRANSACTION FEES
Charge	When Charge is Deducted	Amount Deducted
Expense Charge Applied to Premium	Upon premium receipt	Guaranteed: Current:	8.00% 6.00%
Surrender Charge[1] Minimum and Maximum Charge	Upon policy surrender before the fifteenth Policy Year and upon surrender of a Policy increase before fourteen years have elapsed from the increase effective date	(Per $1000 of SFA)
$0.21/$43.80[2]
Representative Owner Charge[3] (For a male, issue age 55 and a female, issue age 55, policy year 1.)		$15.54
Transfer Fee	Upon transfers in excess of 12 in a Policy Year	Guaranteed: Current:	$15.00 $0.00

The next table describes the fees and expenses that you will pay periodically during the time you own the Policy, not including Fund fees and expenses.
PERIODIC CHARGES OTHER THAN FUND OPERATING EXPENSES
Charge	When Charge is Deducted	Amount Deducted
Cost of Insurance for SFA[4] Minimum and Maximum Charge	At the beginning of a Policy Month	(Per $1000 of SFA Net Amount at Risk)
		Guaranteed: Current:	$0.001/$1000.00[5] $0.0005/$306.35[6]
Representative Owner Charge[7] (For a male, preferred, non- tobacco, issue age 55 and a female, preferred, non-tobacco, issue age 55, policy year 1.)		Guaranteed: Current:	$0.05 $0.007
Cost of Insurance for SIA[8] Minimum and Maximum Charge	At the beginning of a Policy Month	(Per $1000 of SIA Net Amount at Risk)
		Guaranteed: Current:	$0.001/$1000.00[9] $0.0005/$306.35[10]
Representative Owner Charge[11] (For a male, preferred, non- tobacco, issue age 55 and a female, preferred, non-tobacco, issue age 55, policy year 1.)		Guaranteed: Current:	$0.05 $0.007
Mortality and Expense Risk Charge[12]	At the beginning of a Policy Month	(On the assets allocated to the Sub-Accounts)
		Monthly Percentage for Policy Years 1-15: Monthly Percentage for Policy Years 16+:	0.05% 0.0167%
Monthly Expense Charge[13] Minimum and Maximum Charge	At the beginning of a Policy Month	(Per $1000 of SFA) $0.48/$4.20 for the first 10 Policy Years following Policy Issuance and for the first 10 Policy Years following the increase in the SFA[14] (Per $1000 of SIA)
		Guaranteed: Current:	$0.48/$4.20 for the first 10 Policy Years following SIA Issuance and for the first 10 Policy Years following the increase in the SIA[15] $0.00
Representative Owner Charge[16] (For two Insureds, issue age 55.)		(Per $1000 of SFA) $1.68 for the first 10 Policy Years following Policy Issuance and for the first 10 Policy Years following the increase in the SFA (Per $1000 of SIA)
		Guaranteed: Current:	$1.68 for the first 10 Policy Years following SIA Issuance and for the first 10 Policy Years following the increase in the SIA $0.00
Loan Interest	At the end of each Policy Year	Policy Years 1-10: Policy Years 11+:	4.0% 3.0%

The next table describes the charges you will pay periodically during the time you own any riders attached to the Policy.
OPTIONAL CHARGES
Charge	When Charge is Deducted	Amount Deducted
Maturity Extension With Full Death Benefit Rider Minimum and Maximum Charge	At the beginning of a Policy Month	(Per $1000 of SFA Net Amount at Risk)
		$0.12/$7.92[17]
Representative Owner Charge[18] (For two Insureds, issue age 55.)		$0.24

The next item shows the minimum and maximum total operating expenses charged by the Funds that you may pay periodically during the time that you own the Policy. More detail concerning each Fund's fees and expenses is contained in the prospectus for each Fund.

TOTAL ANNUAL FUND OPERATING EXPENSES	Minimum	Maximum
Total Annual Fund Expense (expenses that are deducted from Fund assets, including management fees, distribution and/or service (12b-1) fees, and other expenses)	0.20%	3.42%


1The surrender charge varies based on the SFA, the length of time the Policy has been in force, each Insured's age and sex. The surrender charge shown may not be representative of the charge that you will pay. You may obtain more information about the particular surrender charge that would apply to you from your sales representative.

2The first number is the minimum surrender charge possible under the Policy. The $0.21 represents the charge for two Insured females, issue age 20, policy year 14. The second number is the maximum surrender charge possible under the Policy. The $43.80 represents the charge for an Insured male, issue age 75 and an Insured female, issue age 75, policy year 1.

3A Representative Owner is an Insured male, issue age 55 and an Insured female, issue age 55, policy year 1. It is assumed the Owner and the Insureds are the same person.

4The cost of insurance charge varies based on the length of time the Policy has been in force and each Insured's age, sex and rating class. The charge shown may not be representative of the charge that you will pay. You may obtain more information about the particular cost of insurance charge that would apply to you from your sales representative.

5The first number is the guaranteed annual minimum cost of insurance charge possible under the Policy. The $0.001 represents the charge for two Insured females, non-tobacco, issue age 20, policy year 1. The second number is the guaranteed annual maximum cost of insurance charge possible under the Policy. The $1000.00 represents the charge for two Insured males, tobacco, issue age 85, policy year 15.

6The first number is the current annual minimum cost of insurance charge possible under the Policy. The $0.0005 represents the charge for two Insured females, preferred, non-tobacco, issue age 25, policy year 1. The second number is the current annual maximum cost of insurance charge possible under the Policy. The $306.35 represents the charge for two Insured males, standard, tobacco, one issue age 80, one issue age 20, policy year 80.

7For the annual cost of insurance charge calculations, a Representative Owner is an Insured male, preferred, non-tobacco, issue age 55 and an Insured female, preferred, non-tobacco, issue age 55, policy year 1. It is assumed the Representative Owner and the Insureds are the same person.

8The cost of insurance charge varies based on the length of time the SIA has been in force and each Insured's age, sex and rating class. The charge shown may not be representative of the charge that you will pay. You may obtain more information about the particular cost of insurance charge that would apply to you from your sales representative.

9The first number is the guaranteed annual minimum cost of insurance charge for the SIA. The $0.001 represents the charge for two Insured females, non-tobacco, issue age 20, year 1. The second number is the guaranteed annual maximum cost of insurance charge for the SIA. The $1000.00 represents the charge for two Insured males, tobacco, issue age 85, year 15.

10The first number is the current annual minimum cost of insurance charge for the SIA. The $0.0005 represents the charge for two Insured females, preferred, non-tobacco, issue age 25, year 1. The second number is the current annual maximum cost of insurance charge for the SIA. The $306.35 represents the charge for two Insured males, standard, tobacco, one issue age 80, one issue age 20, year 80.

11For the annual cost of insurance charge calculations, a Representative Owner is an Insured male, preferred, non-tobacco, issue age 55 and an Insured female, preferred, non-tobacco, issue age 55, policy year 1. It is assumed the Representative Owner and the Insureds are the same person.

12The monthly percentage rate is shown in the table. The annual percentage for policy years 1-15 is 0.60%. The annual percentage for policy years 16+ is 0.20%.

13The monthly expense charge based on $1000 of SFA and $1000 of SIA varies based on issue age. The charge shown may not be representative of the charge that you will pay. You may obtain more information about the particular monthly expense charge that would apply to you from your sales representative.

14The first number is the minimum monthly expense charge per $1000 of SFA possible under the Policy. The $0.48 represents the monthly charge for two Insureds, issue age 20. The second number is the maximum monthly expense charge per $1000 of SFA possible under the Policy. The $4.20 represents the monthly charge for two Insureds, issue age 85.

15Currently, there is no per $1000 of SIA monthly expense charge imposed. Should a charge be imposed in the future, the minimum and maximum monthly expense charges per $1000 of SIA possible are shown. The $0.48 represents the charge for two Insureds, issue age 20. The second number is the maximum monthly expense charge per $1000 of SIA. The $4.20 represents the monthly charge for two Insureds, issue age 85.

16A Representative Owner is two Insureds, issue age 55. It is assumed the Owner and the Insureds are the same person.

17The first number is the minimum annual charge for the rider. The $0.12 represents the charge for two Insureds, issue age 20. The second number is the maximum annual charge for the rider. The $7.92 represents the charge for two Insureds, issue age 85. Charges vary by issue age only. The charge shown may not be representative of the charge that you will pay. You may obtain more information about the particular charge that would apply to you from your sales representative.

18A Representative Owner is two Insureds, issue age 55. It is assumed the Owner and the Insureds are the same person.

Sun Life Insurance and Annuity Company of New York

We are a stock life insurance company incorporated under the laws of New York on May 25, 1983. Our Home Office is located at 60 East 42nd Street, Suite 1115, New York, New York 10165. We are ultimately controlled by Sun Life Financial Inc. ("Sun Life Financial"). Sun Life Financial, a corporation organized in Canada, is a reporting company under the Securities Exchange Act of 1934 with common shares listed on the Toronto, New York and Philippine stock exchanges.

The Variable Account

We established Variable Account D on April 24, 2003, pursuant to a resolution of our Board of Directors. The Variable Account may be used to fund benefits payable under life insurance policies issued by us. We are obligated to pay all benefits payable under the Policy.

We own the assets of the Variable Account. The income, gains or losses, realized or unrealized, from assets allocated to the Variable Account are credited to or charged against the Variable Account without regard to our other income, gains or losses.

We will at all times maintain assets in the Variable Account with a total market value at least equal to the reserves and other liabilities relating to the variable benefits under all policies participating in the Variable Account. The assets of the Variable Account are insulated from our general liabilities and may not be charged with our liabilities from our other business. Our obligations under those policies are, however, our general corporate obligations.

The Variable Account is registered with the Securities and Exchange Commission (the "SEC") under the Investment Company Act of 1940 ("1940 Act") as a unit investment trust. Registration under the 1940 Act does not involve any supervision by the SEC of the management or investment practices or policies of the Variable Account.

The Variable Account is divided into Sub-Accounts. Each Sub-Account invests exclusively in shares of a corresponding investment portfolio of a registered investment company (commonly known as a mutual fund). We may in the future add new or delete existing Sub-Accounts. The income, gains or losses, realized or unrealized, from assets allocated to each Sub-Account are credited to or charged against that Sub-Account without regard to the other income, gains or losses of the other Sub-Accounts. All amounts allocated to a Sub-Account will be used to purchase shares of the corresponding mutual fund. The Sub-Accounts will at all times be fully invested in mutual fund shares. The Variable Account may contain certain sub-accounts which are not available under the Policy.

The Funds

The Policy offers a number of Fund options, which are briefly discussed below. Each Fund is a mutual fund registered under the Investment Company Act of 1940, or a separate series of shares of such a mutual fund. More comprehensive information, including a discussion of potential risks, is found in the current prospectuses for the Funds (the "Fund Prospectuses"). The Fund Prospectuses should be read in connection with this prospectus. A copy of each Fund Prospectus may be obtained without charge by calling (800) 702-6998, or writing to us at our Service Office, One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481.

The Funds currently available are:


AIM Variable Insurance Funds (advised by A I M Advisors, Inc.)

     AIM V.I. Capital Appreciation Fund (Series I Shares) seeks growth of capital by investing principally in common stocks of companies which the Fund's portfolio managers believe are likely to benefit from new or innovative products, services or processes, as well as those that have experienced above-average, long-term growth in earnings and have excellent prospects for future growth.

     AIM V.I. Dynamics Fund* (Series I Shares) seeks long-term capital growth by investing at least 65% of its net assets in common stocks of mid-sized companies.

     AIM V.I. Growth Fund* (Series I Shares) seeks growth of capital by investing in seasoned and better-capitalized companies considered to have strong earnings momentum.

     AIM V.I. Core Equity Fund* (Series I Shares) seeks growth of capital by investing, normally, at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities, including convertible securities, of established companies that have long-term, above-average growth in earnings.

     AIM V.I. International Growth Fund (Series I Shares) seeks to provide long-term growth of capital by investing in a diversified portfolio of international equity securities whose issuers are considered to have strong earnings momentum.

     AIM V.I. Premier Equity Fund* (Series I Shares) seeks long-term growth of capital with a secondary objective of income, by investing, normally, at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities, including convertible securities.

     AIM V.I. Small Company Growth Fund* (Series I Shares) seeks long-term capital growth by normally investing at least 80% of its net assets in small-capitalization companies.

The Alger American Fund (advised by Fred Alger Management, Inc.)

     Alger American MidCap Growth Portfolio (Class O) seeks long-term capital appreciation by investing primarily in equity securities, such as common or preferred stocks, which are listed on U.S. exchanges or in the over-the-counter market. The portfolio focuses on mid-sized companies with promising growth potential. Under normal circumstances, the portfolio invests primarily in the equity securities of companies having a market capitalization within the range of companies in the Russell Midcap Index or the S&P MidCap 400 Index.

AllianceBernstein Variable Products Series Fund, Inc. (advised by Alliance Capital Management L.P.)

     AllianceBernstein VP Growth and Income Portfolio (Class B) seeks reasonable current income and reasonable opportunity for appreciation through investments primarily in dividend-paying common stocks of good quality companies.

     AllianceBernstein VP Global Technology Portfolio* (Class B) (formerly AllianceBernstein VP Technology Portfolio) seeks growth of capital. Current income is incidental to the Portfolio's objective.

Delaware Variable Insurance Products Trust (advised by Delaware Management Company)

     Delaware VIP Growth Opportunities Series (Standard Class) seeks long-term capital appreciation by investing primarily in securities of medium-sized companies that have established themselves within the industry but still have growth potential.

Dreyfus Investment Portfolios (advised by the Dreyfus Corporation)

     Dreyfus MidCap Stock Portfolio (Initial Shares) seeks investment results that are greater than the total return performance of publicly traded common stocks of medium-size domestic companies in the aggregate, as represented by the S&P MidCap 400(R) Index.

Fidelity Variable Insurance Products Funds (advised by Fidelity Management & Research Company. Fidelity, Fidelity Investments and Contrafund are registered trademarks of FMR Corp.)

     Fidelity VIP Contrafund(R) Portfolio (Service Class) seeks long-term capital appreciation by normally investing primarily in common stocks of companies whose value it believes is not fully recognized by the public.

     Fidelity VIP Growth Portfolio (Service Class) seeks to achieve capital appreciation by investing primarily in stocks of companies it believes to have above-average growth potential.

     Fidelity VIP Index 500 Portfolio (Service Class) seeks investment results that correspond to the total return of common stocks publicly traded in the United States, as represented by the S&P 500.

     Fidelity VIP Money Market Portfolio (Service Class) seeks as high a level of current income as is consistent with preservation of capital and liquidity.

     Fidelity VIP Overseas Portfolio (Service Class) seeks long-term growth of capital by investing at least 80% of the fund's assets primarily in non-U.S. securities. The fund is normally invested primarily in common stocks.

Goldman Sachs Variable Insurance Trust (advised by Goldman Sachs Asset Management, L.P.).

     Goldman Sachs VIT CORESM U.S. Equity Fund seeks long-term growth of capital and dividend income by investing in a broadly diversified portfolio of large cap and blue chip equity securities representing all major sectors of the U.S. economy.

     Goldman Sachs VIT Mid Cap Value Fund seeks long-term capital appreciation. Under normal circumstances, the Fund invests at least 80% of its net assets plus any borrowings for investment purposes (measured at time of purchase) in a diversified portfolio of equity investments in mid-cap issuers with public stock market capitalizations within the range of the market capitalization of companies constituting the Russell Midcap Value Index(R) at the time of investment. If the market capitalization of a company held by the Fund moves outside this range, the Fund may, but is not required to, sell the securities.

Lord Abbett Series Fund, Inc. (advised by Lord, Abbett & Co. LLC)

     Lord Abbett Series Fund - Growth and Income Portfolio (Class VC) seeks to provide long-term growth of capital and income without excessive fluctuations in market value. To pursue this goal, the Portfolio primarily purchases equity securities of LARGE, SEASONED, U.S. and MULTINATIONAL COMPANIES that it believes are undervalued. Under normal circumstances, the Portfolio will invest at least 80% of its net assets in equity securities of large companies.

     Lord Abbett Series Fund - Mid-Cap Value Portfolio (Class VC) seeks capital appreciation through investments, primarily in equity securities, which are believed to be undervalued in the marketplace. To pursue this goal, the Portfolio normally invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of mid-sized companies.

MFS/Sun Life Series Trust (advised by Massachusetts Financial Services Company, a subsidiary of Sun Life of Canada (U.S.) Financial Services Holdings, Inc., which in turn is an indirect wholly owned subsidiary of Sun Life Financial, Inc., a diversified financial services organization)

     MFS/Sun Life Capital Appreciation Series* (Initial Class) seeks to maximize capital appreciation by investing in securities of all types, with major emphasis on common stocks.

     MFS/Sun Life Emerging Growth Series* (Initial Class) seeks long-term growth of capital.

     MFS/Sun Life Government Securities Series (Initial Class) seeks current income and preservation of capital by investing in U.S. Government and U.S. Government-related Securities.

     MFS/Sun Life High Yield Series (Initial Class) seeks high current income and capital appreciation by investing primarily in certain low rated or unrated fixed income securities (possibly with equity features) of U.S. and foreign issuers.

     MFS/Sun Life Massachusetts Investors Growth Stock Series (Initial Class) seeks to provide long-term growth of capital and future income rather than current income.

     MFS/Sun Life Massachusetts Investors Trust Series (Initial Class) seeks long-term growth of capital with a secondary objective to seek reasonable current income.

     MFS/Sun Life New Discovery Series (Initial Class) seeks capital appreciation by generally focusing on smaller cap emerging growth companies that are early in their life cycle.

     MFS/Sun Life Total Return Series (Initial Class) mainly seeks to obtain above-average income (compared to a portfolio entirely invested in equity securities) consistent with prudent employment of capital; its secondary objective is to take advantage of opportunities for growth of capital and income since many securities offering a better than average yield may also possess growth potential.

     MFS/Sun Life Utilities Series (Initial Class) seeks capital growth and current income (income above that available from a portfolio invested entirely in equity securities) by investing under normal market conditions, at least 80% of its assets in equity and debt securities of both domestic and foreign companies in the utilities industry.

     MFS/Sun Life Value Series (Initial Class) seeks capital appreciation and reasonable income by investing primarily in income producing equity securities of companies that MFS believes are undervalued in the market relative to their long term potential.

Oppenheimer Variable Account Funds (advised by OppenheimerFunds, Inc.)

     Oppenheimer Capital Appreciation Fund/VA (Non-Service Shares) seeks capital appreciation by investing in securities of well-known, established companies.

PIMCO Variable Insurance Trust (advised by Pacific Investment Management Company LLC ("PIMCO"))

     PIMCO VIT Emerging Markets Bond Portfolio (Administrative Class) seeks maximum total return, consistent with preservation of capital and prudent investment management. The Portfolio seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in Fixed Income Instruments of issuers that economically are tied to countries with emerging securities markets. Such securities may be denominated in non-U.S. currencies and the U.S. dollar.

     PIMCO VIT High Yield Portfolio (Administrative Class) seeks maximum total return, consistent with preservation of capital and prudent investment management. The Portfolio seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in a diversified portfolio of high yield securities ("junk bonds") rated below investment grade but rated at least B by Moody's or S&P, or, if unrated, determined by PIMCO to be of comparable quality.

     PIMCO VIT Low Duration Portfolio (Administrative Class) seeks maximum total return, consistent with preservation of capital and prudent investment management. The Portfolio seeks to achieve its investment objective by investing under normal circumstances at least 65% of its net assets in a diversified portfolio of Fixed Income Instruments of varying maturities. The average portfolio duration of the Portfolio normally varies within a one to three year time frame based on PIMCO's forecast for interest rates.

     PIMCO VIT Real Return Portfolio (Administrative Class) seeks maximum real return, consistent with preservation of real capital and prudent investment management. The Portfolio seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in inflation-indexed bonds of varying maturities issued by the U.S. and non-U.S. governments, their agencies or government-sponsored enterprises and corporations.

     PIMCO VIT Total Return Portfolio (Administrative Class) seeks maximum total return, consistent with preservation of capital and prudent investment management. The Portfolio seeks to achieve its investment objective by investing under normal circumstances at least 65% of its assets in a diversified portfolio of Fixed Income Instruments of varying maturities. The average portfolio duration of this Portfolio normally varies within a three to six year time frame based on PIMCO's forecast for interest rates.

Scudder VIT Funds (advised by Deutsche Asset Management, Inc.)

     Scudder VIT EAFE(R) Equity Index Fund** (Class B) seeks to replicate, as closely as possible, before expenses, the performance of the Morgan Stanley Capital International (MSCI) EAFE Index (EAFE Index), which emphasizes stocks of companies in major markets in Europe, Australasia and the Far East.

     Scudder VIT Small Cap Index Fund (Class B) seeks to replicate, as closely as possible, before expenses, the performance of the Russell 2000 Small Stock Index (the Russell 2000 Index), which emphasizes stocks of small U.S. companies.

Scudder Variable Series II (advised by Deutsche Investment Management Americas Inc.)

     SVS Dreman Small Cap Value Portfolio (Class A) seeks long-term capital appreciation by investing at least 80% of net assets, plus the amount of any borrowings for investment purposes, in undervalued common stocks of small U.S. companies, which the portfolio defines as companies that are similar in market value to those in the Russell 2000 Value Index.

Sun Capital Advisers TrustSM (advised by Sun Capital Advisers, Inc., an affiliate of the Company; Davis Select Advisers, L.P., serves as investment sub-adviser to SCSM Davis Venture Value Fund; OpCap Advisors serves as investment subadviser to SCSM Value Small Cap Fund; Wellington Management Company, LLP, serves as investment subadviser to SCSM Blue Chip Mid Cap Fund.)

     Sun CapitalSM All Cap Fund (Initial Class) seeks long-term capital growth by investing primarily in equity securities of U.S. companies.

     Sun Capital Investment Grade Bond Fund(R) (Initial Class) seeks high current income consistent with relative stability of principal by investing at least 80% of its net assets in investment grade bonds. The Fund may invest up to 20% of its assets in lower rated or unrated bonds (also known as high yield or junk bonds).

     Sun Capital Real Estate Fund(R) (Initial Class) primarily seeks long-term capital growth and, secondarily, seeks current income and growth of income. The Fund invests at least 80% of its net assets in securities of real estate investment trusts and other real estate companies.

     SCSM Davis Venture Value Fund seeks long-term growth of capital by investing primarily in the common stock of U.S. companies with market capitalizations of at least $10 billion.

     SCSM Value Small Cap Fund seeks capital appreciation by investing at least 80% of its net assets in a diversified portfolio of equity securities of companies with market capitalizations of under $2 billion at time of purchase.

     SCSM Blue Chip Mid Cap Fund seeks long-term capital growth by investing, under normal conditions, at least 80% of its net assets in a diversified portfolio of common stocks and other equity securities of U.S. companies with market capitalizations within the collective range of the Russell Midcap or the S & P Mid Cap 400 Indexes.

Franklin Templeton Variable Insurance Products Trust (managed by Templeton Investment Counsel, LLC ("TIC"), except for the Templeton Growth Securities Fund, which is managed by Templeton Global Advisors Limited ("TGAL"))

     Templeton Foreign Securities Fund (Class 2) seeks long term capital growth. Under normal market conditions, the Fund will invest primarily in investments of issuers located outside the U.S., including those in emerging markets.

     Templeton Growth Securities Fund (Class 2) seeks long term capital growth. Under normal market conditions, the Fund will invest mainly in the equity securities of companies located anywhere in the world, including those in the U.S. and emerging markets.

T. Rowe Price Equity Series, Inc. (advised by T. Rowe Price Associates, Inc.)

     T. Rowe Price Blue Chip Growth Portfolio seeks long-term capital growth. Current income is a secondary objective.

Van Kampen Life Investment Trust (advised by Van Kampen Asset Management)

     Van Kampen LIT Growth and Income Portfolio (Class 1 Shares) seeks long-term growth of capital and income. The Portfolio seeks its objective by investing primarily in income-producing equity securities, including common stocks and convertible securities; although investments are also made in non-convertible preferred stocks and debt securities.

*On and after August 6, 2004, AIM VI Core Equity Fund, AIM VI Growth Fund, AIM VI Premier Equity Fund, AllianceBernstein VP Global Technology Portfolio, AIM V.I. Dynamics Fund, AIM V.I. Small Company Growth Fund, MFS/Sun Life Capital Appreciation Series and MFS/Sun Life Emerging Growth Series are not open to new premium or transfers.

** The Board of Scudder VIT EAFE(R) Equity Index Fund has voted to terminate and liquidate the Fund, effective on or about July 25, 2005. You may transfer any monies in the Fund to any other available investment option. Any such transfer will not count against the number of free transfers permitted in one Policy Year. On the date of liquidation, if you still have value in the Fund, that value will be transferred to the Fidelity VIP Money Market Portfolio.

Although the investment objectives and policies of the Funds may be similar to those of other mutual funds managed by the Funds' investment advisers, the investment results of the Funds can differ significantly from those of such other mutual funds.

Some of the Funds' investment advisers may compensate us for administering the Funds as investment options under the Policy. Such compensation is paid from advisers' assets.

The Funds may also be available to separate accounts offering variable annuity and variable life products of other affiliated and unaffiliated insurance companies, as well as our other separate accounts. Although we do not anticipate any disadvantages in this, there is a possibility that a material conflict may arise between the interests of the Variable Account and one or more of the other separate accounts participating in the Funds. A conflict may occur due to a change in law affecting the operations of variable life and variable annuity separate accounts, differences in the voting instructions of policyowners and those of other companies, or some other reason. In the event of conflict, we will take any steps necessary to protect policyowners, including withdrawal of the Variable Account from participation in the Funds which are involved in the conflict or substitution of shares of other Funds.

Fees and Expenses of the Funds

Fund shares are purchased at net asset value, which reflects the deduction of investment management fees and certain other expenses. The management fees are charged by each Fund's investment adviser for managing the Fund and selecting its portfolio of securities. Other Fund expenses can include such items as interest expense on loans and contracts with transfer agents, custodians and other companies that provide services to the Fund.

The Fund expenses are assessed at the Fund level and are not direct charges against Variable Account assets or reductions from Cash Values. These expenses are taken into consideration in computing each Fund's net asset value, which is the share price used to calculate the Unit Values of the Variable Account. Thus, you indirectly bear the fees and expenses of the Funds you select. The table presented earlier shows annual expenses paid by the Funds as a percentage of average net assets.

The management fees and other expenses of the Funds are more fully described in the Fund Prospectuses. The information relating to the Fund expenses was provided by the Fund and was not independently verified by us.

Our General Account

Our general account consists of all of our assets other than those in our variable separate accounts. Subject to applicable law, we have sole discretion over the investment of our general account assets.

The Fixed Account Option is not a security and the general account is not an investment company. Interests in our general account offered through the Fixed Account Option have not been registered under the Securities Act of 1933 and our general account has not been registered as an investment company under the Investment Company Act of 1940.

You may allocate net premiums to the Fixed Account Option and may transfer a portion of your investments in the Sub-Accounts to the Fixed Account Option. You may also transfer a portion of your investment in the Fixed Account Option to any of the variable Sub-Accounts. Transfers may be subject to certain restrictions.

An investment in the Fixed Account Option does not entitle you to share in the investment experience of our general account. Instead, we guarantee that your fixed account investment will accrue interest daily at an effective annual rate of at least 3%, without regard to the actual investment experience of our general account. We may, at our sole discretion, credit a higher rate of interest, but are not obligated to do so.

Investment Programs

Dollar Cost Averaging. You may select, at no extra charge, a dollar cost averaging program by allocating a minimum of $5,000 to a Sub-Account designated by us. Each month or quarter, a level amount will be transferred automatically, at no cost, to one or more Sub-Accounts chosen by you, up to a maximum of twelve. The program continues until your Account Value allocated to the program is depleted or you elect to stop the program.

The main objective of a dollar cost averaging program is to minimize the impact of short-term price fluctuations. Since the same dollar amount is transferred to other available Sub-Accounts at set intervals, dollar cost averaging allows you to purchase more Units (and, indirectly, more Fund shares) when prices are low and fewer Units (and, indirectly, fewer Fund shares) when prices are high. Therefore, a lower average cost per Unit may be achieved over the long-term. A dollar cost averaging program allows you to take advantage of market fluctuations. However, it is important to understand that a dollar cost averaging program does not assure a profit or protect against loss in a declining market.

Asset Rebalancing. Once your money has been allocated among the Investment Options, the earnings may cause the percentage invested in each Investment Option to differ from your allocation instructions. You can direct us to automatically rebalance the policy among your Sub-Accounts to return to your allocation percentages by selecting our asset rebalancing program. The rebalancing will be on a calendar quarter, semi-annual or annual basis, depending on your instructions. The minimum amount of each rebalancing is $1,000.

There is no charge for asset rebalancing. In addition, rebalancing will not be counted against any limit we may place on your number of transfers in a Policy Year. You may not select dollar cost averaging and asset rebalancing at the same time. We reserve the right to modify, suspend or terminate this program at anytime. We also reserve the right to waive the $1,000 minimum amount for asset rebalancing.

Asset Allocation. One or more asset allocation investment programs may be made available in connection with the Policy, at no extra charge. Asset allocation is the process of investing in different asset classes -- such as equity funds, fixed income funds and money market funds -- depending on your personal investment goals, tolerance for risk, and investment time horizon. By spreading your money among a variety of asset classes, you may be able to reduce the risk and volatility of investing, although there are no guarantees, and asset allocation does not insure a profit or protect against loss in a declining market. Currently, you may select one of the asset allocation models, each of which represents a combination of Sub-Accounts with a different level of risk. These asset allocation models, as well as the terms and conditions of the asset allocation program, are fully described in a separate brochure. We may add or delete such programs in the future. If you elect an asset allocation program, we automatically rebalance your premium payments among the Sub-Accounts represented in the model you choose. We rebalance your premium payments on a quarterly basis, without further instruction, until we receive notification that you wish to terminate the program or choose a different model. While the asset allocation models may be reviewed and changed from time to time, we will not change your original percentage allocations among the Sub-Accounts in the model you chose and will discontinue rebalancing at that time, unless you advise us otherwise. You should consult your financial adviser periodically to consider whether the model you have selected is still appropriate for you or whether you wish to change your percentage allocations.

About the Policy

Policy Application, Issuance and Initial Premium

To purchase a Policy, you must first submit an application to our Service Office. We may then follow certain underwriting procedures designed to determine the insurability of each proposed Insured. We offer the Policy on a regular (medical) underwriting basis and simplified underwriting basis. We may require medical examinations and further information before the proposed application is approved. Simplified underwriting is available to certain groups of Insureds, with all Insureds meeting certain other underwriting requirements. We must pre-approve any simplified underwriting arrangement. The cost of insurance rates are higher for healthy individuals when simplified underwriting is used instead of regular underwriting. Proposed Insureds must be acceptable risks based on our underwriting limits and standards. A Policy cannot be issued until the underwriting process has been completed to our satisfaction. We reserve the right to reject an application that does not meet our underwriting requirements or to apply extra charges for the underwriting classification for an Insured which will result in increased Monthly Cost of Insurance charges.

You must specify certain information in the application, including the Specified Face Amount, the death benefit option and supplemental benefits, if any. The Specified Face Amount generally may not be decreased below $250,000-the "Minimum Specified Face Amount." While your application is being reviewed, we may make available to you temporary life insurance coverage if you have signed a Policy Application and, at that same time, submitted a separate signed application for temporary coverage and made an advance payment. The temporary coverage, if available, begins on the date that separate application for it is signed, has a maximum amount and is subject to other conditions.

Pending approval of your application, any advance payments will be held in our general account. Upon approval of the application, we will issue to you a Policy on the lives of the Insureds. The Issue Date is the date we produce the Policy on our system and is specified in the Policy. A specified minimum Initial Premium is due and payable as of the Issue Date of the Policy. The Effective Date of Coverage for the Policy will be the later of-

- -	the Issue Date, or the date a premium is paid equal to or in excess of the specified Initial Premium.

If an application is not approved, we will promptly return all advance payments to you.

Right of Return Period

If you are not satisfied with the Policy, it may be returned by delivering or mailing it to our Service Office or to the representative from whom the Policy was purchased within 10 days from the date of receipt of the Policy (the "Right of Return Period"). A Policy returned under this provision will be deemed void. You will receive a refund equal to the sum of all premium payments made.We will allocate the net premium payments to our general account. Upon expiration of the number of days in the Right of Return Period, as measured from the Issue Date, plus five days, the Account Value in the general account will be transferred to the Investment Options in accordance with your allocation instructions.

Premium Payments

All premium payments must be made payable to Sun Life Insurance and Annuity Company of New York and mailed to our Service Office. The Initial Premium will be due and payable as of the Policy's Issue Date. The minimum Initial Premium is, generally, two Minimum Monthly Premiums. Additional premium payments may be paid to us subject to the limitations described below.

Premium. No premium payment may be less than $50 without our consent, although we will accept a smaller premium payment if necessary to keep the Policy in force. We reserve the right not to accept a premium payment that causes the death benefit to increase by an amount that exceeds the premium received. Evidence of insurability satisfactory to us may be required before we accept any such premium. We will not accept premium payments that would, in our opinion, cause the Policy to fail to qualify as life insurance under applicable federal tax law. If a premium payment is made in excess of these limits, we will accept only that portion of the premium within those limits, and will refund the remainder to you.

Net Premiums. The net premium is the amount you pay as the premium less the Expense Charges Applied to Premium.

Allocation of Net Premium. Except as otherwise described herein, net premium will be allocated in accordance with your allocation percentages. You must allocate at least 1% of net premium to any Investment Option you choose. Percentages must be in whole numbers. We reserve the right to limit the number of Investment Options to which you may allocate your Account Value to not more than 20 Investment Options. You may change your allocation percentages at any time by telephone or written request to our Principal Office. Telephone requests will be honored only if we have a properly completed telephone authorization form for you on file. We, our affiliates and the representative from whom you purchased the Policy will not be responsible for losses resulting from acting upon telephone requests reasonably believed to be genuine. We will use reasonable procedures to confirm that instructions communicated by telephone are genuine. You will be required to identify yourself by name and a personal identification number for transactions initiated by telephone. An allocation change will be effective as of the date we accept receipt of the request for that change.

Planned Periodic Premiums. While you are not required to make additional premium payments according to a fixed schedule, you may select a planned periodic premium schedule and corresponding billing period, subject to our limits. We will send you reminder notices for the planned periodic premium at each billing period as specified in the Policy, unless reminder notices have been suspended as described below. You are not required, however, to pay the planned periodic premium; you may increase or decrease the planned periodic premium subject to our limits, and you may skip a planned payment or make unscheduled payments. You may change your planned payment schedule or the billing period, subject to our approval. Depending on the investment performance of the Sub-Accounts you select, the planned periodic premium may not be sufficient to keep the Policy in force, and you may need to change your planned payment schedule or make additional payments in order to prevent termination of the Policy. We will suspend reminder notices at your written request, and we reserve the right to suspend reminder notices if premiums are not being paid (except for notices in connection with the grace period). We will notify you prior to suspending reminder notices.

Death Benefit

If the Policy is in force at the time of the Surviving Insured's death, we will pay the beneficiary an amount based on the death benefit option in effect once we have received Due Proof of each Insured's death. The amount payable will be:

- -	the amount of the selected death benefit option, plus any amounts payable under any supplemental benefit riders added to the Policy, minus
- -	the value of any Policy Debt on the date of the Surviving Insured's death, minus any overdue monthly deductions if death occurs during a grace period.
We will pay this amount to the beneficiary in one lump sum. You may select between two death benefit options. You may change the death benefit option after the first Policy Year.
Option A. Under this option, the death benefit is-
- -

the Policy's SFA plus the SIA on the date of the Surviving Insured's death; or, if greater,

the Policy's Account Value on the date of the Surviving Insured's death multiplied by the applicable percentage shown in the table set forth in Appendix B.

This death benefit option should be selected if you want the death benefit to remain level over time. Option B. Under this option, the death benefit is-
- -

the sum of the SFA, SIA and Account Value of the Policy on the date of the Surviving Insured's death; or, if greater,

the Policy's Account Value on the date of the Surviving Insured's death multiplied by the applicable percentage shown in the table set forth in Appendix B.

This death benefit option should be selected if you want your death benefit to change with the Policy's Account Value. There is no charge related to the election of Option B.

As Option B includes the Policy's Account Value, the death benefit will be impacted in a positive or negative manner by the premiums you pay, the investment performance of the Sub-Accounts you select, the interest credited to the Fixed Account Option, any loans, partial withdrawals and the charges we deduct under the Policy. For example, the death benefit may be less if there is

- - - - - -

minimum premium funding,

poor investment performance of the Sub-Accounts you select,

minimum interest credited to the Fixed Account Option,

an unpaid loan,

a partial withdrawal and/or

maximum charge deductions.

Both Insureds must be alive to change the death benefit option from Option A to Option B. To determine applicable future fees and charges, if you change from Option B to Option A, an increase equal to the Policy's Account Value on the effective date of the change will be applied as follows: First, to increases which remain in force, beginning with the most recent, be it SFA or SIA; second, to the initial SIA if it remains in force; lastly, to the initial SFA. Evidence of insurability is not required. To determine applicable future fees and charges, if you change from Option A to Option B, a decrease equal to the Policy's Account Value on the effective date of the change will be applied as follows: First, to increases which remain in force, beginning with the most recent, be it SFA or SIA; second. to the initial SIA if it remains in force; lastly, to the initial SFA.

Changes in SFA and SIA

You may increase or decrease the SFA and SIA of the Policy within certain limits. Both Insureds must be alive to increase the SFA or SIA.

Minimum Changes. Each increase in the SFA and SIA must be at least $50,000. We reserve the right to change the minimum amount by which you may change the SFA and SIA.

Increases. After the first policy anniversary, you may request an increase in the SFA and SIA. You must provide satisfactory evidence of each Insured's insurability. Both Insureds must be alive at the time of the increase. Once requested, an increase will become effective at the next policy anniversary following our approval of your request. The Policy does not allow for an increase if either Insured's Attained Age is greater than 80 on the effective date of the increase.

Decreases. The SIA can be decreased after the first policy anniversary. The SFA can be decreased after the fourth policy anniversary. A decrease will become effective at the beginning of the next Policy Month following our approval of your request. The SFA after the decrease must be at least $250,000. Surrender charges will apply to decreases in the SFA during the surrender charge period except for decreases in the SFA resulting from a change in the death benefit option or a partial withdrawal.

We will apply a decrease in SFA and any SIA in the following order-

- - - - - -

first, to the most recent increase in SIA;

second, to the next most recent increases in SIA, in reverse chronological order;

third, to the initial SIA;

fourth, to the most recent increase in SFA;

fifth, to the next most recent increase in SFA, in reverse chronological order; and

lastly, to the initial SFA.

Accessing Your Account Value

Surrenders and Surrender Charges

You may surrender the Policy for its Cash Surrender Value at any time while either Insured is living. If you do, the insurance coverage and all other benefits under the Policy will terminate. If you surrender the Policy and receive its Cash Surrender Value, you may incur surrender charges, taxes and tax penalties. Cash Surrender Value is the Policy's Account Value less the sum of-

- -	the outstanding balance of any Policy Debt; and any surrender charges.

We will deduct surrender charges from your Account Value if you surrender the Policy or request a decrease in the SFA during the surrender charge period. There are separate surrender charges for the initial SFA and any increase in the SFA you request. The surrender charge period will start on the Policy's Issue Date and on the effective date for the increase, respectively. We will determine your Cash Surrender Value at the next close of business on the New York Stock Exchange after we receive your written request for surrender at our Service Office. If you surrender the Policy in the first 14 years or within the first 14 years after an increase in the SFA, we will apply a surrender charge to the initial SFA and to each increase in the SFA, other than an increase resulting from a change in the death benefit option. The surrender charge will be calculated separately for the initial SFA and each increase in the SFA. The surrender charge will be an amount based on certain factors, including the Policy's SFA, the Policy's duration and each Insured's age and sex. The following are examples of surrender charges at representative Issue Ages.

First Year Surrender Charges Per $1,000 of SFA (Male/Female Insured Pair, Non-tobacco)
Issue Ages 35 & 35 $5.52	Issue Ages 45 & 45 $9.30	Issue Ages 55 & 55 $15.54
Issue Ages 65 & 65 $26.25	Issue Ages 75 & 75 $43.80	Issue Ages 85 & 85 $36.40
The surrender charge will be calculated based on the surrender charge percentages for the initial Specified Face Amount and each increase in the Specified Face Amount as shown in the table below.
	Surrender Charge (as a Percentage of the First Year Surrender Charge) Issue Ages
Year	35&35	45&45	55&55	65&65	75&75	85&85
1	100.000	100.000	100.000	100.000	100.000	100.000
2	100.000	100.000	100.000	100.000	90.000	90.000
3	100.000	100.000	100.000	100.000	80.000	80.000
4	100.000	100.000	100.000	100.000	75.000	75.000
5	100.000	100.000	100.000	100.000	70.000	70.000
6	90.000	90.000	90.000	90.000	60.000	60.000
7	80.000	80.000	80.000	80.000	50.000	50.000
8	70.000	70.000	70.000	70.000	40.000	40.000
9	60.000	60.000	60.000	60.000	30.000	30.000
10	50.000	50.000	50.000	50.000	15.000	15.000
11	40.000	40.000	40.000	40.000	0.000	0.000
12	30.000	30.000	30.000	30.000	0.000	0.000
13	20.000	20.000	20.000	20.000	0.000	0.000
14	10.000	10.000	10.000	10.000	0.000	0.000
15+	0.000	0.000	0.000	0.000	0.000	0.000
A surrender charge will be applied for each decrease in the SFA, except for decreases in the SFA resulting from a change in death benefit option or partial withdrawal.

On a decrease in the initial SFA, you will pay a proportion of the full surrender charge based on the ratio of the Specified Face Amount decrease to the initial SFA. The surrender charge you pay on a decrease that is less than the full amount of an increase in SFA will be calculated on the same basis. Future surrender charges will be reduced by any applicable surrender charges for a decrease in the SFA. You may allocate any surrender charges resulting from a decrease in the SFA among the Investment Options. If you do not specify the allocation, then the surrender charges will be allocated proportionally among the Investment Options in excess of any Policy Debt.

Partial Withdrawals

You may make a partial withdrawal of the Policy once each Policy Year after the first Policy Year by written request to us. Each partial withdrawal must be for at least $500, and no partial withdrawal may be made-

- -

during Policy Years 2-10 for more than 20 percent of your Cash Surrender Value at the end of the first Valuation Date after we receive your request or thereafter for more than your Cash Surrender Value.

If the applicable death benefit option is Option A and you make a partial withdrawal, the SFA and any SIA will be decreased by the amount of the partial withdrawal. We will apply the SFA and SIA decrease to the initial SFA and SIA and to each increase in the SFA and SIA in the following order-

- - -

first, to the most recent increase of either SFA or SIA;

second, to the next most recent increases of either SFA or SIA, in reverse chronological order; and

third, to the initial SIA and then to the initial SFA.

Unless you specify otherwise, the partial withdrawal will be allocated proportionally among the Investment Options in excess of any Policy Debt. We will not accept requests for a partial withdrawal if the SFA remaining in force after the partial withdrawal would be less than the minimum SFA. We will effect a partial withdrawal at the next close of business on the New York Stock Exchange after we receive your written request. A partial withdrawal may result in taxes and tax penalties.

Policy Loans

Using the Policy as collateral, you may request a policy loan of up to 90% of the Policy's Cash Value, decreased by the amount of any outstanding Policy Debt on the date the policy loan is made. The Policy will terminate for no value subject to a grace period if the Policy Debt exceeds the Cash Value. During the no-lapse guarantee period, however, the Policy will not terminate if it satisfies the minimum premium test.

You may allocate the policy loan among the Investment Options. If you do not specify the allocation, then the policy loan will be allocated proportionally among the Investment Options in excess of any Policy Debt. Loan amounts allocated to the Sub-Accounts will be transferred to the Fixed Account Option. We will periodically credit interest at an effective annual rate of 3% on the loaned values of the Fixed Account Option.

Interest on the policy loan will accrue daily at 4.0% annually during Policy Years 1 through 10 and 3.0% annually thereafter. This interest will be due and payable to us in arrears on each policy anniversary. Any unpaid interest will be added to the principal amount as an additional policy loan and will bear interest at the same rate and will be assessed in the same manner as the prior policy loan.

There is no definitive guidance concerning the tax treatment of a policy loan when the interest rate credited to the loan is the same as the interest rate charged against the loan. You should consult your tax adviser regarding loan amounts in Policy Years 11 and thereafter.

The Cash Surrender Value and the Policy Proceeds are reduced by the amount of any outstanding Policy Debt.

All funds we receive from you will be credited to the Policy as premium unless we have received written notice, in a form satisfactory to us, that the funds are for loan repayment. In the event you have a loan against the Policy, it is generally advantageous to repay the loan rather than make a premium payment because premium payments incur expense charges whereas loan repayments do not. Loan repayments will first reduce the outstanding balance of the policy loan and then accrued but unpaid interest on such loans. We reserve the right to repay any loans from the Fixed Account Option prior to loans from the Variable Account.

A policy loan, whether or not repaid, will affect the Policy Proceeds payable upon the Surviving Insured's death and the Account Value because the investment results of the Sub-Accounts will apply only to the non-loaned portion of the Account Value. The longer a loan is outstanding, the greater the effect is likely to be and, depending on the investment results of the Sub-Accounts or the Fixed Account Option while the loan is outstanding, the effect could be favorable or unfavorable.

Short-Term Trading

The Policy is not designed for short-term trading. If you wish to employ such strategies, do not purchase a Policy. Transfer limits and other restrictions, described below, are subject to our ability to monitor transfer activity. Some Owners and their third party intermediaries engaging in short-term trading may employ a variety of strategies to avoid detection. Despite our efforts to prevent short-term trading, there is no assurance that we will be able to identify such Owners or intermediaries or curtail their trading. A failure to detect and curtail short-term trading could result in adverse consequences to Owners. Short-term trading can increase costs for all Owners as a result of excessive portfolio transaction fees. In addition, short-term trading can adversely affect a Fund's performance. If large amounts of money are suddenly transferred out of a Fund, the Fund's investment adviser cannot effectively invest in accordance with the Fund's investment objectives and policies.

The Company has policies and procedures to discourage frequent transfers of Account Value. As described below under "Transfer Privileges," the Policy includes limiting the number and timing of certain transfers, subject to exceptions described in that section and exceptions designed to protect the interest of individual Owners. The Company also reserves the right to charge a fee for transfers.

Short-term trading activities whether by an individual, a firm or a third party authorized to initiate transfer requests on behalf of Owner(s) may be subject to other restrictions as well. For example, we reserve the right to take actions against short-term trading which restrict your transfer privileges more narrowly than the policies described under "Transfer Privileges", such as requiring transfer requests to be submitted in writing through regular first-class U.S. mail (e.g., no overnight, priority or courier delivery allowed), and refusing any and all transfer instructions.

If we determine that a third party acting on your behalf is engaging (alone or in combination with transfers effected by you directly) in a pattern of short-term trading, we may refuse to process certain transfers requested by such a third party. In particular, we will treat as short-term trading activity and refuse to process any transfer that is requested by an authorized third party within 30 days of a previous transfer (whether the earlier transfer was requested by you or a third party acting on your behalf). We may also impose special restrictions on third parties that engage in reallocations of Policy values by limiting the frequency of the transfer, requiring advance notice of the transfer pursuant to in-force service agreements, and reallocating or exchanging 100% of the values in the redeeming sub-accounts.

In addition, some of the Funds reserve the right to delay or refuse purchase or transfers requests from the Variable Account if, in the judgment of the Fund's investment adviser, the Fund would be unable to invest effectively in accordance with its investment objective and policies, or the request is considered to be part of a short-term trading strategy. Accordingly, the Variable Account may not be in a position to effectuate some transfers with such Funds and therefore, will be unable to process such transfer requests. We also reserve the right to refuse requests involving transfers to or from the Fixed Account Option.

We reserve the right to waive short-term trading restrictions, where permitted by law and not adverse to the interests of the relevant underlying Fund and other shareholders, in the following instances:

-   when a new broker of record is designated for the Policy;

-   when the Owner changes;

-   when control of the Policy passes to the designated beneficiary upon the death of the Insured;

-   when necessary in our view to avoid hardship to an Owner;

-   when underlying Funds are dissolved, merged or substituted.

If short-term trading results as a consequence of waiving the restrictions against short-term trading, it could expose Owners to certain risks. The short-term trading could increase costs for all Owners as a result of excessive portfolio transaction fees. In addition, the short-term trading could adversely affect a Fund's performance. If large amounts of money are suddenly transferred out of a Fund, the Fund's investment adviser cannot effectively invest in accordance with the Fund's investment objectives and policies. Unless the short-term trading policy and the permitted waivers of that policy are applied uniformly, some Owners may experience a different application of the policy and therefore may experience some of these risks. Too much discretion on our part in allowing the waivers of short-term trading policy could result in an unequal treatment of short-term traders by permitting some short-term traders to engage in short-term trading while prohibiting others from doing the same.

Transfer Privileges

Subject to the above special restrictions and to our rules as they may exist from time to time and to any limits that may be imposed by the Funds, you may at any time transfer to another Sub-Account all or a portion of the Account Value allocated to a Sub-Account. There is usually no charge imposed on transfers; however, we reserve the right to impose a transfer charge of $15 for each transfer above 12 transfers in any Policy Year. We will make transfers pursuant to an authorized written or telephone request to us. Telephone requests will be honored only if we have a properly completed telephone authorization form for you on file. We, our affiliates and the representative from whom you purchased the Policy will not be responsible for losses resulting from acting upon telephone requests reasonably believed to be genuine. We will use reasonable procedures to confirm that instructions communicated by telephone are genuine. For transactions initiated by telephone, you will be required to identify yourself by name and a personal identification number.

Transfers may be requested by indicating the transfer of either a specified dollar amount or a specified percentage of the Fixed Account Option or the Sub-Account's value from which the transfer will be made. If you request a transfer based on a specified percentage of the Fixed Account Option or the Sub-Account's value, that percentage will be converted into a request for the transfer of a specified dollar amount based on application of the specified percentage to the Fixed Account Option or the Sub-Account's value at the time the request is received. We reserve the right to limit the number of Sub-Accounts to which you may allocate your Account Value to not more than 20 Investment Options.

Transfer privileges are subject to our consent. We reserve the right to impose limitations on transfers, including, but not limited to: (1) the minimum amount that may be transferred; (2) the frequency of transfers; and (3) the minimum amount that may remain in a Sub-Account following a transfer from that Sub-Account. We will notify you in writing of any such limitations. If your Policy so states in its text or via endorsement, thirty days must elapse between each transfer.

Once during each Policy Year, you may transfer to the Fixed Account Option 100% of the Account Value attributable to the Sub-Accounts. You may apply the Cash Surrender Value to purchase a guaranteed fixed paid-up benefit. There is no charge for this transfer.

During the first 24 months the Policy is in force, you may transfer to the Fixed Account Option 100% of the Account Value attributable to the Sub-Accounts. There is no charge for this transfer.

Account Value

Your Account Value is the sum of the values in each Sub-Account of the Variable Account with respect to the Policy, plus the value of the Fixed Account Option. The Account Value varies depending upon the Premiums paid, Expense Charges Applied to Premium, Mortality and Expense Risk Charges, Monthly Expense Charges, Monthly Cost of Insurance charges, partial withdrawals, fees, policy loans and the net investment factor (described below).

The minimum guaranteed interest rate applicable to the values in the Fixed Account Option is 3% annually. Interest in excess of the guaranteed rate may be applied in such a manner as we may determine, based on our expectations of future interest, mortality costs, persistency, expenses and taxes. Interest credited will be computed on a compound interest basis.

Account Value of the Sub-Accounts. We measure the amounts in the Sub-Accounts in terms of Units and Unit Values. On any given date, the amount you have in a Sub-Account is equal to the Unit Value multiplied by the number of Units credited to you in that Sub-Account. Amounts allocated to a Sub-Account will be used to purchase Units of that Sub-Account. Units are redeemed when you make partial withdrawals, undertake policy loans or transfer amounts from a Sub-Account, and for the payment of Monthly Expense Charges, Monthly Cost of Insurance charges, Mortality and Expense Risk Charges and other fees. The number of Units of each Sub-Account purchased or redeemed is determined by dividing the dollar amount of the transaction by the Unit Value for the Sub-Account. A Valuation Date is any day on which we, the applicable Fund, and the NYSE are open for business. For the first Valuation Date of each Sub-Account, the Unit Value is the Unit Value for said Sub-Account under Variable Account I of Sun Life Assurance Company of Canada (U.S.) on October 27, 2003 or such subsequent date approved by the Superintendent of the New York Insurance Department. The Unit Value for any subsequent Valuation Date is equal to the Unit Value for the preceding Valuation Date multiplied by the net investment factor (determined as provided below). The Unit Value of a Sub-Account for any Valuation Date is determined as of the close of the Valuation Period ending on that Valuation Date. The Valuation Period is the period of time from one determination of Unit Values to the next.

Transactions are processed on the date we receive a premium at our Principal Office or any acceptable written or telephonic request is received at our Principal Office. If your premium or request is received on a date that is not a Valuation Date, or after the close of the New York Stock Exchange on a Valuation Date, the transaction will be processed on the next Valuation Date. The Investment Start Date is the date we apply your first premium payment, which will be the later of the Issue Date, the policy date or the Valuation Date we receive a premium equal to or in excess of the initial premium. The Account Value on the Investment Start Date equals:

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the net premium received, minus

the monthly deductions due on the policy date and subsequent Monthly Anniversary Days through the Investment Start Date charged to the Sub-Accounts and the Fixed Account Option.

The Account Value on subsequent Valuation Dates is equal to:
- -	the values on the previous Valuation Date, plus any additional premium we have received, plus or minus
- - -	the investment experience of the Investment Options you have selected, minus policy charges and deductions, minus any partial withdrawals you have made.
Net Investment Factor. The net investment factor for each Sub-Account for any Valuation Period is the quotient of (1) divided by (2) where: (1) is the net result of-
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the net asset value of a Fund share held in the Sub-Account determined as of the end of the Valuation Period, plus the per share amount of any dividend or other distribution declared on Fund shares held in the Sub-Account if the "ex-dividend" date occurs during the Valuation Period, plus or minus a per share credit or charge with respect to any taxes reserved for by us, or paid by us if not previously reserved for, during the Valuation Period which are determined by us to be attributable to the operation of the Sub-Account; and

(2) is the net asset value of a Fund share held in the Sub-Account determined as of the end of the preceding Valuation Period.

The net investment factor may be greater or less than one.

Insufficient Value. The Policy will terminate for no value, subject to a grace period described below if, on a Processing Date

- -	the Policy's Cash Surrender Value is equal to or less than zero or the Policy Debt exceeds the Cash Value.

During the no-lapse guarantee period, a Policy will not terminate by reason of insufficient value if it satisfies the "minimum premium test" described below.

Minimum Premium Test (No-Lapse Guarantee). A Policy satisfies the minimum premium test if the premiums paid less any partial withdrawals less any Policy Debt exceed the sum of the "Minimum Monthly Premiums" which applied to the Policy in each Policy Month from the policy date to the Valuation Date.

The applicable Minimum Monthly Premiums are specified in the Policy. We may revise the Minimum Monthly Premiums as a result of any of the following changes to a Policy:

- -	change in SFA or SIA during the first 20 Policy Years; change in supplemental benefit.

The revised minimum monthly premiums will be effective as of the effective date of the change to the Policy and will remain in effect until again revised by any of the above changes.

The no-lapse guarantee period will be different based on the age of the Insureds. In no case will it be greater than 20 years.

Grace Period. If, on a Valuation Date, the Policy will terminate by reason of insufficient value, we will allow a grace period. This grace period will allow 61 days from that Valuation Date for the payment of a premium sufficient to keep the Policy in force. Notice of premium due will be mailed to your last known address and the last known address of any assignee of record. We will assume that your last known address is the address shown on the Policy Application (or notice of assignment), unless we receive written notice of a change in address in a form satisfactory to us. If the premium due is not paid within 61 days after the beginning of the grace period, then the Policy and all rights to benefits will terminate without value at the end of the 61 day period. The Policy will continue to remain in force during this grace period. If the Policy Proceeds become payable by us during the grace period, then any overdue monthly deductions will be deducted from the amount payable by us.

Splitting Units. We reserve the right to split or combine the value of Units. In effecting any such change, strict equity will be preserved and no change will have a material effect on the benefits or other provisions of the Policy.

Charges and Deductions

The monthly deductions described below are the Mortality and Expense Risk Charges, Monthly Expense Charges, Monthly Costs of Insurance and the charges for any supplemental benefits.

Expense Charges Applied to Premium. We will deduct a charge from each premium payment as a sales load and for our federal, state and local tax obligations, which we will determine from time to time. The current charge is 6.00%. The maximum charge is guaranteed not to exceed 8.00%.

Mortality and Expense Risk Charge. This charge is for the mortality and expense risks we assume with respect to the Policy. It is a percentage of the Account Value of the Sub-Accounts and, and unless you direct otherwise, is deducted proportionally from the Account Value of the Investment Options in excess of Policy Debt each month.

The Mortality and Expense Risk Charge percentage is 0.60% (.05% monthly) annually for Policy Years 1 through 15 and 0.20% (.0167% monthly) annually thereafter.

The mortality risk we assume is that the group of lives insured under the Policies may, on average, live for shorter periods of time than we estimated. The expense risk we assume is that our costs of issuing and administering Policies may be more than we estimated.

Monthly Expense Charge. We will deduct from your Account Value a monthly charge based on the SFA and SIA for the first 10 Policy Years following the issuance of the Policy and for the first 10 Policy Years following the effective date of each increase in the SFA and SIA, if any, based on the amount of the increase. The Monthly Expense Charge is based on the age of each Insured. Unless you direct otherwise, the Monthly Expense Charges will be deducted proportionally from the amounts in the Investment Options in excess of any Policy Debt and covers administration expenses and issuance costs.

Monthly Cost of Insurance. We deduct a Monthly Cost of Insurance charge from your Account Value to cover anticipated costs of providing insurance coverage. Unless you direct otherwise, the Monthly Cost of Insurance deduction will be charged proportionally to the amounts in the Investment Options in excess of any Policy Debt.

The Monthly Cost of Insurance equals the sum of (1), (2) and (3) where:
(1) (2) (3)

is the cost of insurance charge equal to the Monthly Cost of Insurance rate (described below) multiplied by the net amount at risk divided by 1,000;

is the monthly rider cost for any riders which are a part of the Policy; and

is any additional insurance charge, calculated as specified in the Policy, for substandard risk classifications.

The net amount at risk equals:
- -	the death benefit divided by 1.00247; minus your Account Value on the Processing Date prior to assessing the monthly deductions.

The cost of insurance charges described above are determined separately for the initial SFA and SIA and each increase in the SFA and SIA. In calculating the net amount at risk, the Account Value will first be allocated to the initial SFA and then to the SIA and then to each increase in the SFA or SIA in the order in which the increases were made. The net amount at risk is affected by the performance of the investment options to which premium is allocated, the cumulative premium paid, any Policy Debt, any partial withdrawals, transaction fees and periodic charges. If there are increases in the SFA and SIA other than increases caused by changes in the death benefit option, the cost of insurance charge described above is determined separately for the initial SFA and SIA and each increase in the SFA and SIA. In calculating the net amount at risk, your Account Value will first be allocated to the initial death benefit and then to each increase in the SFA and SIA in the order in which the increases were made.

Monthly Cost of Insurance Rates. The Monthly Cost of Insurance rates (except for any such rate applicable to an increase in the SFA and SIA) are based on the length of time the Policy has been in force, the duration of the SIA, and the sex, Issue Age and rating class of each Insured. The Monthly Cost of Insurance rates applicable to each increase in the SFA and SIA are based on the length of time the increase has been in force and the sex, Issue Age and rating class of each Insured. The Monthly Cost of Insurance rates will be determined by us from time to time based on our expectations of future experience with respect to mortality costs, persistency, interest rates, expenses and taxes, but will not exceed the Guaranteed Maximum Monthly Cost of Insurance Rates based on the 1980 Commissioner's Standard Ordinary Smoker and Nonsmoker Mortality Tables.

Waivers and Reduced Charges

We may reduce or waive the sales load or surrender charge in situations where selling and/or maintenance costs associated with the Policies are reduced, sales of large Policies, and certain group or sponsored arrangements. In addition, we may waive charges in connection with Policies sold to our or our affiliates' officers, directors and employees.

We also reserve the right to reduce the Expense Charge Applied to Premium, Monthly Expense Charge and Mortality and Expense Risk Charge. We will provide you prompt notice of any reduction. Reductions will be based on uniformly applied criteria that does not discriminate unfairly against any person.

Maturity Date Extension

If the Policy has a Cash Value on the Policy Anniversary on which the younger Insured is Attained Age 100, the following will apply:

- - - -

We will not accept any more premium payments for the Policy.

No more monthly deductions will be made from the Account Value.

The death benefit will be the Account Value.

The Policy's reinstatement provisions will not apply.

The Policy may not qualify as life insurance beyond the Policy Anniversary on which the younger Insured is Attained Age 100 and may be subject to tax consequences We recommend that you receive counsel from your tax adviser. We will not be responsible for any adverse tax consequences resulting from the extension of the Maturity date of the Policy.

Supplemental Benefits

The following supplemental benefit riders available. An additional cost of insurance will be charged for the rider which is in force as a part of the Monthly Cost of Insurance charge. Each rider is subject to certain limitations and termination provisions. For information in addition to that presented below, please ask your financial advisor.

Maturity Extension With Full Death Benefit Rider. This rider maintains the Specified Face Amount and death benefit option in effect on the policy anniversary on which the younger Insured is Attained Age 100 for the continued duration of the Policy.

Termination of Policy

The Policy will terminate on the earlier of the date we receive your request to surrender, the expiration date of the grace period without payment of premium due or the date of death of the Surviving Insured.

Reinstatement

Before the Policy Anniversary on which the younger Insured is Attained Age 100, we may reinstate the Policy provided that the Policy has not been surrendered and you-

- - - -

make a request for reinstatement within three years from the date of termination;

submit satisfactory evidence of insurability for both Insureds if both are living at the time reinstatement is requested; and

submit satisfactory evidence of insurability for the Surviving Insured if the other Insured died prior to the date the Policy terminated; and

pay an amount sufficient to put the Policy in force.

Deferral of Payment

We will usually pay any amount due from the Variable Account within seven days after the Valuation Date following our receipt of written notice satisfactory to us giving rise to such payment or, in the case of death of the Surviving Insured, Due Proof of the death of each Insured. Payment is subject to our rights under the Policy's incontestability and suicide provisions. Payment of any amount payable from the Variable Account on death, surrender, partial withdrawal or policy loan may be postponed whenever:

- -

the New York Stock Exchange is closed (except for normal holiday closings), or the Securities and Exchange Commission has determined that a state of emergency exists which may make such payment impractical.

We may defer payment from the Fixed Account Option for a period up to six months.
Rights of Owner While the Surviving Insured is alive, unless you have assigned any of these rights, you may:
- - -	transfer ownership to a new owner; name a contingent owner who will automatically become the owner of the Policy if you die before the Surviving Insured; change or revoke a contingent owner;
- - - -

change or revoke a beneficiary;

exercise all other rights in the Policy;

increase or decrease the SFA and SIA, subject to the other provisions of the Policy;

change the death benefit option, subject to the other provisions of the Policy.

When you transfer your rights to a new owner, you automatically revoke any prior contingent owner designation. When you want to change or revoke a prior beneficiary designation, you have to specify that action. You do not affect a prior beneficiary when you merely transfer ownership, or change or revoke a contingent owner designation. You do not need the consent of a beneficiary or a contingent owner in order to exercise any of your rights. However, you must give us written notice satisfactory to us of the requested action. Your request will then, except as otherwise specified herein, be effective as of the date you signed the form, subject to any action taken before we received it.

Rights of Beneficiary

The beneficiary has no rights in the Policy until the death of the Surviving Insured. If a beneficiary is alive at that time, the beneficiary will be entitled to payment of the Policy Proceeds as they become due.

Other Policy Provisions

Addition, Deletion or Substitution of Investments. We may decide to add new Sub-Accounts at any time. Also, shares of any or all of the Funds may not always be available for purchase by the Sub-Accounts of the Variable Account, or we may decide that further investment in any such shares is no longer appropriate. In either event, shares of other registered open-end investment companies or unit investment trusts may be substituted both for Fund shares already purchased by the Variable Account and/or as the security to be purchased in the future, provided that these substitutions have been approved by the Securities and Exchange Commission, to the extent necessary. In addition, the investment policies of the Sub-Accounts will not be changed without the approval of the Insurance Superintendent of the State of New York. We also reserve the right to eliminate or combine existing Sub-Accounts or to transfer assets between Sub-Accounts. In the event of any substitution or other act described in this paragraph, we will notify you and make any appropriate amendments to the Policy to reflect the substitution.

If you object to a material change in the investment policy of the Sub-Accounts or to a proposed material change which later becomes effective, you may transfer the Account Value in the Sub-Accounts to the Fixed Account Option within 60 days after the effective date of the material change. No evidence of insurability is required.

Entire Contract. Your entire contract with us consists solely of the Policy, including the attached copy of the Policy Application and any attached copies of supplemental applications and any riders and endorsements.

Alteration. Sales representatives do not have any authority to either alter or modify the Policy or to waive any of its provisions. The only persons with this authority are our president, actuary, secretary or one of our vice presidents.

Modification. Upon notice to you, we may modify the Policy if such a modification-

- -

is necessary to make the Policy or the Variable Account comply with any law or regulation issued by a governmental agency to which we are or the Variable Account is subject;

is necessary to assure continued qualification of the Policy under the Internal Revenue Code or other federal or state laws as a life insurance policy;

- -	is necessary to reflect a change in the operation of the Variable Account or the Sub-Accounts; or adds, deletes or otherwise changes Sub-Account options.

We also reserve the right to modify certain provisions of the Policy as stated in those provisions. In the event of any such modification, we may make appropriate amendments to the Policy to reflect such modification.

Assignments. During the lifetime of the Surviving Insured, you may assign all or some of your rights under the Policy. All assignments must be filed at our Service Office and must be in written form satisfactory to us. The assignment will then be effective as of the date you signed the form, subject to any action taken before we acknowledge receipt. We are not responsible for the validity or legal effect of any assignment.

Nonparticipating. The Policy does not pay dividends. The Policy does not share in our profits or surplus earnings.

Misstatement of Age or Sex. If the age or sex of either Insured is stated incorrectly, the amounts payable by us will be adjusted as follows:

     Misstatement discovered at death of the Surviving Insured-The death benefit will be recalculated to that which would be purchased by the most recently charged Monthly Cost of Insurance rate for the correct age or sex of each Insured.

     Misstatement discovered prior to death of the Surviving Insured-Your Account Value will be recalculated from the policy date using the Monthly Cost of Insurance Rates based on the correct age or sex of each Insured.

Suicide. If the Surviving Insured commits suicide within two years after the Policy's Issue Date, we will not pay any part of the Policy Proceeds. We will refund the premiums paid, less the amount of any Policy Debt and any partial withdrawals.

If the Surviving Insured commits suicide within two years after the effective date of an increase in the SFA or SIA, then our liability as to that increase will be the cost of insurance for that increase.

Incontestability. All statements made in the application or in a supplemental application are representations and not warranties. We relied and will rely on those statements when approving the issuance, increase in face amount, increase in death benefit over premium paid, change in death benefit option or reinstatement of the Policy. No statement can be used by us in defense of a claim unless the statement was made in the application or in a supplemental application. After the Policy has been in force during the lifetime of at least one of the Insureds for a period of two years from its Issue Date, we cannot contest it except for non-payment of premiums. However, any increase in the face amount which is effective after the Issue Date will be incontestable only after such increase has been in force during the lifetime of at least one of the Insureds for two years from the Effective Date of Coverage of such increase. Any increase in death benefit over premium paid or increase in death benefit due to a death benefit option change will be incontestable only after such increase has been in force during the lifetime of at least one of the Insureds for two years from the date of the increase. Any reinstatement will be incontestable after the reinstated Policy has been in force during the lifetime of any Insured providing evidence of insurability for the reinstatement for two years from the effective date of the reinstatement.

Report to Owner. We will send you a report at least once each Policy Year. The report will show current policy values, premiums paid and deductions made since the last report. It will also show the balance of any outstanding policy loans and accrued interest on such loans. There is no charge for this report.

Performance Information

We may sometimes publish performance information related to the Fund, the Variable Account or the Policy in advertising, sales literature and other promotional materials. This information is based on past investment results and is not an indication of future performance.

Portfolio Performance

We may publish a mutual fund portfolio's total return or average annual total return. Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gains. Average annual total return is a hypothetical rate of return that, if achieved annually, would have produced the same total return over a stated period if performance had been constant over the entire period. Average annual total returns smooth variations in performance, and are not the same as actual year-by-year results.

We may also publish a mutual fund portfolio's yield. Yield refers to the income generated by an investment in a portfolio over a given period of time, expressed as an annual percentage rate. When a yield assumes that income earned is reinvested, it is called an effective yield. Seven-day yield illustrates the income earned by an investment in a money market fund over a recent seven-day period.

Total returns and yields quoted for a mutual fund portfolio include the investment management fees and other expenses of the portfolio, but do not include charges and deductions attributable to the Policy. These expenses would reduce the performance quoted.

Adjusted Non-Standardized Portfolio Performance

We may publish a mutual fund portfolio's total return and yields adjusted for charges against the assets of the Variable Account. We may publish total return and yield quotations based on the period of time that a mutual fund portfolio has been in existence. The results for any period prior to any Policy being offered will be calculated as if the Policy had been offered during that period of time, with all charges assumed to be those applicable to the Policy.

Other Information

Performance information may be compared, in reports and promotional literature, to:

-

the S&P 500, Dow Jones Industrial Average, Lehman Brothers Aggregate Bond Index or other unmanaged indices so that investors may compare the Sub-Account results with those of a group of unmanaged securities widely regarded by investors as representative of the securities markets in general;

- - -

other groups of variable life variable accounts or other investment products tracked by Lipper Analytical Services, a widely used independent research firm which ranks mutual funds and other investment products by overall performance, investment objectives, and assets, or tracked by other services, companies, publications, or persons, such as Morningstar, Inc., who rank such investment products on overall performance or other criteria; or

the Consumer Price Index (a measure for inflation) to assess the real rate of return from an investment in the Sub-Account. Unmanaged indices may assume the reinvestment of dividends but generally do not reflect deductions for administrative and management expenses.

We may provide Policy information on various topics of interest to you and other prospective policyowners. These topics may include:
- - - - - -

the relationship between sectors of the economy and the economy as a whole and its effect on various securities markets;

investment strategies and techniques (such as value investing, dollar cost averaging, asset allocation, constant ratio transfer and account rebalancing);

the advantages and disadvantages of investing in tax-deferred and taxable investments;

customer profiles and hypothetical purchase and investment scenarios;

financial management and tax and retirement planning; and

investment alternatives to certificates of deposit and other financial instruments, including comparisons between a Policy and the characteristics of, and market for, such financial instruments.

Federal Income Tax Considerations

The following is a summary of our understanding of current federal income tax laws and is not intended as tax advice. You should be aware that Congress has the power to enact legislation affecting the tax treatment of life insurance contracts which could be applied retroactively. New judicial or administrative interpretation of federal income tax law may also affect the tax treatment of life insurance contracts. Any person contemplating the purchase of a Policy or any transaction involving a Policy should consult a qualified tax adviser. We do not make any representation or provide any guarantee regarding the federal, state or local tax treatment of any Policy or any transaction involving a Policy.

Our Tax Status

We are taxed as a life insurance company under Subchapter L of the Code. Although we account for the operations of the Variable Account separately from our other operations for purposes of federal income taxation, the Variable Account currently is not separately taxable as a regulated investment company or other taxable entity.

Taxes we pay, or reserve for, that are attributable to the earnings of the Variable Account could affect the Net Investment Factor, which in turn affects your Account Value. Under existing federal income tax law, however, the income (consisting primarily of interest, dividends and net capital gains) of the Variable Account, to the extent applied to increase reserves under the Policy, is not taxable to us. Similarly, no state or local income taxes are currently attributable to the earnings of the Variable Account. Therefore, we do not take any federal, state or local taxes into account when determining the Net Investment Factor. We may take taxes into account when determining the Net Investment Factor in future years if, due to a change in law, our tax status or otherwise, such taxes are attributable to the earnings of the Variable Account.

Taxation of Policy Proceeds

Section 7702 of the Code provides certain tests for whether a policy will be treated as a "life insurance contract" for tax purposes. Provided that the policyowner of the Policy has an insurable interest in the Insured, we believe that the Policy meets these tests, and thus should receive the same federal income tax treatment as a fixed life insurance contract. As such, the Death Benefit under the Policy will generally be eligible for exclusion from the gross income of the beneficiary under Section 101 of the Code, and the policyowner will not be deemed to be in constructive receipt of the increases in Cash Surrender Values, including additions attributable to interest, dividends, appreciation or gains realized upon transfers among the Sub-Accounts and the Fixed Account, until actual receipt thereof.

However, you will be taxed on all of the accumulated income under the Policy on its maturity date and there can be no assurance that an election to extend the maturity date of the Policy will avoid that result. In addition, a corporate owner may be subject to alternative minimum tax on the annual increases in Cash Surrender Values and on the portion of the Death Benefit under the Policy that exceeds its Cash Surrender Value.

To qualify as a life insurance contract under Section 7702, the Policy must satisfy certain actuarial requirements. Section 7702 requires that actuarial calculations be based on mortality charges that meet the "reasonable mortality charge" requirements set forth in the Code, and other charges reasonably expected to be actually paid that are specified in the Policy. The law relating to reasonableness standards for mortality and other charges is based on statutory language and certain IRS pronouncements that do not address all relevant issues. Accordingly, although we believe that the mortality and other charges that are used in the calculations (including those used with respect to Policies issued to so-called "sub-standard risks") meet the applicable requirements, we cannot be certain. It is possible that future regulations will contain standards that would require us to modify the mortality and other charges used in the calculations, and we reserve the right to make any such modifications.

For a variable contract like the Policy to qualify as life insurance for federal income tax purposes, it also must comply with the investment diversification rules found in Section 817 of the Code. We believe that the Variable Account complies with the diversification requirements prescribed by Section 1.817-5 of the Treasury Regulations. The IRS has stated that satisfaction of the diversification requirements described above by itself does not prevent a contract owner from being treated as the owner of separate account assets under an "owner control" test. If a contract owner is treated as the owner of separate account assets for tax purposes, the contract owner would be subject to taxation on the income and gains from the separate account assets. In published revenue rulings through 1982 and then again in 2003, the IRS has stated that a variable contract owner will be considered the owner of separate account assets if the owner possesses incidents of ownership in those assets, such as the ability to exercise control over the investment of the assets. In Rev. Rul. 2003-91, the IRS considered certain variable annuity and variable life insurance contracts and concluded that the owners of the variable contracts would not be considered the owners of the contracts underlying assets for federal income tax purposes.

Rev. Rul. 2003-91 states that the determination of whether the owner of a variable contract possesses sufficient incidents of ownership over the assets underlying the variable contract so as to be deemed the owner of those assets for federal income tax purposes will depend on all the facts and circumstances. We do not believe that the differences between the Policy and the contracts described in Rev. Rul. 2003-91 with respect to the number of investment choices and the ability to transfer among investment choices should prevent the holding in Rev. Rul. 2003-91 from applying. Nevertheless, you should consult with a competent tax adviser on the potential impact of the investor control rules of the IRS as they relate to the investment decisions and activities you may undertake with respect to the Policy.

The guidelines in Rev. Rul. 2003-91 do not address the treatment of a policyholder which is, or which is affiliated with, an investment manager. Any investment manager or affiliate who purchases a Policy assumes the risk that it may be treated as the owner of the investments underlying the Policy under the "owner control" rules because of the investment manager's control over assets held under the Policy. However, because the diversification rules would permit an investment manager (or its affiliate) to hold a direct investment in an investment option under the Policy, we do not believe that the application of the "owner control" rules to an investment manager (or its affiliate) should affect you.

In the future, the IRS and/or the Treasury Department may issue new rulings, interpretations or regulations on this subject. Accordingly, we reserve the right to modify the Policy as necessary to attempt to prevent you from being considered the owner, for tax purposes, of the underlying assets. We also reserve the right to notify you if we determine that it is no longer practicable to maintain the Policy in a manner that was designed to prevent you from being considered the owner of the assets of the Separate Account. You bear the risk that you may be treated as the owner of Separate Account assets and taxed accordingly.

The tax consequences of distributions from, and loans taken from or secured by, a Policy depend on whether the Policy is classified as a Modified Endowment Contract under Section 7702A of the Code. Due to the flexibility of the payment of premiums and other rights you have under the Policy, classification of the Policy as a Modified Endowment Contract will depend upon the individual operation of each Policy. A Policy is a Modified Endowment Contract if the aggregate amount paid under the Policy at any time during the first seven Policy Years exceeds the sum of the net level premiums that would have been paid on or before such time if the Policy provided for paid up future benefits after the payment of seven level annual premiums. If there is a reduction in benefits, the foregoing computation is made as if the Policy originally had been issued at the reduced benefit level. If there is a "material change" to the Policy, the seven year testing period for Modified Endowment Contract status is restarted. A life insurance contract received in exchange for a Modified Endowment Contract also will be treated as a Modified Endowment Contract.

We have undertaken measures to prevent payment of a premium from inadvertently causing the Policy to become a Modified Endowment Contract. In general, you should consult a qualified tax adviser before undertaking any transaction involving the Policy to determine whether such a transaction would cause the Policy to become a Modified Endowment Contract.

If a Policy is not a Modified Endowment Contract, cash distributions from the Policy are treated first as a nontaxable return of the owner's "Investment in the Policy" and then as a distribution of the income earned under the Policy, which is subject to ordinary income tax. (An exception to this general rule occurs when a cash distribution is made in connection with certain reductions in the death benefit under the Policy in the first fifteen contract years. Such a cash distribution is taxed in whole or in part as ordinary income.) Loans from, or secured by, a Policy that is not a Modified Endowment Contract generally are treated as bona fide indebtedness, and thus are not included in the owner's gross income.

If a Policy is a Modified Endowment Contract, distributions from the Policy are treated as ordinary income subject to ordinary income tax up to the amount equal to the excess of the Account Value (which includes unpaid policy loans)

immediately before the distribution over the Investment in the Policy. Loans taken from, or secured by, such a Policy, as well as due but unpaid interest thereon, are taxed in the same manner as distributions from the Policy. A 10 percent additional tax is imposed on the portion of any distribution from, or loan taken from or secured by, a Modified Endowment Contract that is included in income except when the distribution or loan is made on or after the owner attains age 59 1/2, is attributable to the policyowner's becoming disabled, or is part of a series of substantially equal periodic payments for the life (or life expectancy) of the policyowner or the joint lives (or joint life expectancies ) of the policyowner and the policyowner's Beneficiary. These exceptions are not likely to apply where the Policy is not owned by an individual (or held in trust for an individual). For purposes of the computations described in this paragraph, all Modified Endowment Contracts issued by us (or our affiliates) to the same policyowner during any calendar year are treated as one Modified Endowment Contract.

There are substantial limits on the deductibility of policy loan interest. You should consult a qualified tax adviser regarding such deductions.

Upon the complete maturity, surrender or lapse of the Policy, the amount by which the sum of the Policy's Cash Surrender Value and any unpaid Policy Debt exceeds the policyowner's "Investment in the Policy" (as defined below) is treated as ordinary income subject to tax. Any loss incurred upon surrender generally is not deductible. Any corporation that is subject to the alternative minimum tax will also have to make a separate computation of the Investment in the Policy and the gain resulting from the maturity of the Policy, or a surrender or lapse of the Policy for purposes of that tax.

The term "Investment in the Policy" means-

- - -

the aggregate amount of any premiums or other consideration paid for a Policy, minus the aggregate amount received under the Policy which is excluded from the owner's gross income (other than loan amounts), plus the amount of any loan from, or secured by, the Policy that is a Modified Endowment Contract (as defined below) to the extent that such amount is included in the policyowner's gross income.

The "Investment in the Policy" is increased by any unpaid Policy Debt on a Policy that is a Modified Endowment Contract in order to prevent double taxation of income. Since the Policy Debt was treated as a taxable distribution at the time the Policy Debt was incurred, the failure to increase the "Investment in the Policy" by the Policy Debt would cause such amount to be taxed again upon a Policy surrender or lapse.

The amount realized that is taken into account in computing the gain on the complete surrender or lapse of a Policy will include any unpaid Policy Debt on a Policy that is a Modified Endowment Contract even though that amount has already been treated as a taxable distribution.

If a Policy is not a Modified Endowment Contract, then the Investment in the Policy is not affected by the receipt of a loan from, or secured by a Policy.

Whether or not the Policy is a Modified Endowment Contract, however, no payment of the principal of, or the interest due under, any loan from or secured by a Policy will affect the amount of the Investment in the Policy.

A policyowner generally will not recognize gain upon the exchange of the Policy for another life insurance policy issued by us or another insurance company, except to the extent that the policyowner receives cash in the exchange or is relieved of policy indebtedness as a result of the exchange. In no event will the gain recognized exceed the amount by which the Policy's Account Value (which includes unpaid policy loans) exceeds the policyowner's Investment in the Policy.

A transfer of the Policy, a change in the policyowner, a change in the beneficiary, certain other changes to the Policy and particular uses of the Policy (including use in a so called "split-dollar" arrangement) may have tax consequences depending upon the particular circumstances and should not be undertaken prior to consulting with a qualified tax adviser. For instance, if you transfer the Policy or designate a new policyowner in return for valuable consideration (or, in some cases, if the transferor is relieved of a liability as a result of the transfer), then the Death Benefit payable upon the death of the Insured may in certain circumstances be includible in your taxable income to the extent that the Death Benefit exceeds the prior consideration paid for the transfer and any premiums and other amounts paid later by the transferee. Further, in such a case, if the consideration received exceeds your Investment in the Policy, the difference will be taxed to you as ordinary income.

Federal, as well as state and local, estate, inheritance and other tax consequences of ownership or receipt of Policy Proceeds will depend on your individual circumstances and those of the beneficiary.

Withholding

We will withhold and remit to the U.S. Government a part of the taxable portion of each distribution unless, prior to the distribution, the Owner provides us his or her taxpayer identification number and instructs us (in the manner prescribed) not to withhold. The Owner may credit against his or her federal income tax liability for the year of distribution any amounts that we withhold.

Tax Return Disclosure

The Company believes that the purchase of a Policy is not currently subject to the tax return disclosure requirements of IRC Section 6011 and Treasury Regulation Section 1.6011-4. However, it is your responsibility, in consultation with your tax and legal counsel and advisers, to make your own determination as to the applicability of the disclosure requirements of IRC Section 6011 and Treasury Regulation Section 1.6011-4 to your federal tax return.

The Company believes that the customer list requirements of IRC Section 6112 and Treasury Regulation Section 1.6112-1 are not currently applicable to such offerings and sales.

Under IRC Section 6111 and Temporary Treasury Regulation Section 301.6111, the Company is required to register with the IRS any offerings or sales of Policies that are considered tax shelters. The Company believes that registration would not be required under current regulations with respect to sales of the offering or sale of a Policy.

Distribution of Policy

The Policy is sold by licensed insurance agents ("Selling Agents") in those states where the Policy may be lawfully sold. Such Selling Agents will be registered representatives of affiliated and unaffiliated broker-dealer firms ("Selling Broker-Dealers") registered under the Securities Exchange Act of 1934 who are members of the National Association of Securities Dealers, Inc. and who have entered into selling agreements with the Company and our general distributor, Clarendon Insurance Agency, Inc. ("Clarendon"), One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481. Clarendon is a wholly-owned subsidiary of the Company, is registered with the SEC under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc.

The Company (or its affiliates, for the purposes of this section only, collectively, "the Company"), pays the Selling Broker-Dealers compensation for the promotion and sale of the Policy. The Selling Agents who solicit sales of the Policy typically receive a portion of the compensation paid by the Company to the Selling Broker-Dealers in the form of commissions or other compensation, depending on the agreement between the Selling Broker-Dealer and their Selling Agent. This compensation is not paid directly by the Policy Owner or the Separate Account. The Company intends to recoup this compensation through fees and charges imposed under the Policy, and from profits on payments received by the Company for providing administrative, marketing, and other support and services to the Funds.

The amount and timing of commissions the Company may pay to Selling Broker-Dealers may vary depending on the selling agreement but is not expected to be more, in the first year, than 99% of target premium, which will vary based on the Insured's age, sex and rating class, plus 8% of any excess premium payments. In Policy Years two through five, commissions will not exceed 8% of premium paid. In Policy Years six through ten, commissions will not exceed 4% of premium paid. In Policy Years eleven and thereafter, commissions will not exceed 1% of premium paid.

The Company may pay or allow other promotional incentives or payments in the form of cash or other compensation to the extent permitted by NASD rules and other applicable laws and regulations.

The Company also pays compensation to wholesaling broker-dealers, including payments to affiliates of the Company, in return for wholesaling services such as providing marketing and sales support and product training to the Selling Agents of the Selling Broker-Dealers. These allowances may be based on a percentage of premium and/or a percentage of Account Value.

In addition to the compensation described above, the Company may make additional cash payments or reimbursements to Selling Broker-Dealers in recognition of their marketing and distribution, transaction processing and/or administrative services support. These payments are not offered to all Selling Broker-Dealers, and the terms of any particular agreement governing the payments may vary among Selling Broker-Dealers depending on, among other things, the level of and type of marketing and distribution support provided. Marketing and distribution support services may include, among other services, placement of the Company's products on the Selling Broker-Dealer's preferred or recommended list, access to the Selling Broker-Dealer's registered representatives for purposes of promoting sales of the Company's products, assistance in training and education for the Selling Agents, and opportunities for the Company to participate in sales conferences and educational seminars.

You should ask your Selling Agent for further information about what commissions or other compensation he or she, or the Selling Broker-Dealer for which he or she works, may receive in connection with our purchase of the Policy.

Voting Rights

We are the legal owner of all shares of the Funds held in the Sub-Accounts of the Variable Account, and as such have the right to vote upon matters that are required by the Investment Company Act of 1940 to be approved or ratified by the shareholders of the Funds and to vote upon any other matters that may be voted upon at a shareholders' meeting. We will, however, vote shares held in the Sub-Accounts in accordance with instructions received from policyowners who have an interest in the respective Sub-Accounts.

We will vote shares held in each Sub-Account for which no timely instructions from policyowners are received, together with shares not attributable to a Policy, in the same proportion as those shares in that Sub-Account for which instructions are received. Should the applicable federal securities laws change so as to permit us to vote shares held in the Variable Account in our own right, we may elect to do so.

The number of shares in each Sub-Account for which a policyowner may give instructions is determined by dividing the portion of the Account Value derived from participation in that Sub-Account, if any, by the value of one share of the corresponding Fund. We will determine the number as of a date we choose, but not more than 90 days before the shareholders' meeting. Fractional votes are counted. Voting instructions will be solicited in writing at least 14 days prior to the shareholders' meeting.

We may, if required by state insurance regulators, disregard voting instructions if those instructions would require shares to be voted so as to cause a change in the sub-classification or investment policies of one or more of the Funds, or to approve or disapprove an investment management contract. In addition, we may disregard voting instructions that would require changes in the investment policies or investment adviser, provided that we reasonably disapprove of those changes in accordance with applicable federal regulations. If we disregard voting instructions, we will advise you of that action and our reasons for it in our next communication to policyowners.

Other Information

State Regulation

We are subject to the laws of New York governing life insurance companies and to regulation by New York's Superintendent of Insurance, whose agents periodically conduct an examination of our financial condition and business operations. We are also subject to the insurance laws and regulations of the jurisdictions in which we are authorized to do business.

We are required to file an annual statement with the insurance regulatory authority of those jurisdictions where we are authorized to do business relating to our business operations and financial condition as of December 31st of the preceding year.

Legal Proceedings

There are no pending legal proceedings which would have a material adverse effect on the Variable Account. We are engaged in various kinds of routine litigation which, in our judgment, is not material to the Variable Account.

Experts

Actuarial matters concerning the Policy have been examined by Georges C. Rouhart, FSA, MAAA, Product Officer.

Incorporation of Certain Documents by Reference

The Company's Annual Report on Form 10-K/A for the year ended December 31, 2004 filed with the SEC is incorporated by reference in this prospectus. Any statement contained in a document we incorporate by reference is deemed modified or superceded to the extent that a later filed document, including this prospectus, shall modify or supercede that statement. Any statement so modified or superceded shall not be deemed, except as so modified or superceded, to constitute part of this prospectus.

The Company will furnish, without charge, to each person to whom a copy of this prospectus is delivered, upon the written or oral request of such person, a copy of the document referred to above which has been incorporated by reference in this prospectus, other than exhibits to such document (unless such exhibits are specifically incorporated by reference in this prospectus). Requests for such document should be directed to the Secretary, Sun Life Insurance and Annuity Company of New York, One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481, telephone (866) 702-6998.

Registration Statements

This prospectus is part of a registration statement that has been filed with the Securities and Exchange Commission under the Securities Act of 1933 with respect to the Policy. It does not contain all of the information set forth in the registration statement and the exhibits filed as part of the registration statement. You should refer to the registration statement for further information concerning the Variable Account, Sun Life Insurance and Annuity Company of New York, the mutual fund investment options and the Policy.

Financial Statements

Our financial statements, provided in the Statement of Additional Information, should be considered only as bearing on our ability to meet our obligations with respect to the death benefit and our assumption of the mortality and expense risks. They should not be considered as bearing on the investment performance of the Fund shares held in the Variable Account. Instructions on how to obtain the Statement of Additional Information are provided on the last page of this prospectus.

Appendix A
Glossary of Terms

Account Value-The sum of the amounts in each Sub-Account of the Variable Account and the Fixed Account Option with respect to a Policy.

Anniversary-The same day in each succeeding year as the day of the year corresponding to the policy date.

Attained Age-With respect to an Insured, the Insured's Issue Age plus the number of completed Policy Years.

Business Day-Any day that we are open for business.

Cash Value-Account Value less any surrender charges.

Cash Surrender Value-The Cash Value decreased by the balance of any outstanding Policy Debt.

Class-The risk and underwriting classification of an Insured.

Due Proof-Such evidence as we may reasonably require in order to establish that a benefit is due and payable.

Effective Date of Coverage-Initially, the Investment Start Date; with respect to any increase in the SFA or SIA, the Anniversary that falls on or next follows the date we approve the supplemental application for that increase; with respect to any decrease in the SFA or SIA, the Monthly Anniversary Day that falls on or next follows the date we receive your request.

Expense Charges Applied to Premium-A percentage charge deducted from each premium payment.

Fixed Account Option-The portion of the Account Value funded by assets invested in our general account.

Fund-A mutual fund portfolio in which a Sub-Account invests.

Initial Premium-The amount necessary to put the coverage in force.

Insured-The persons on whose lives a Policy is issued.

Investment Options-The investment choices consisting of the Sub-Accounts and the Fixed Account Option.

Investment Start Date-The date the first premium is applied, which will be the later of the Issue Date, the policy date or the Valuation Date we receive a premium equal to or in excess of the Minimum Initial Premium.

Issue Age-With respect to an Insured, the age as of the Insured's birthday nearest the policy date.

Issue Date-The date we produce a Policy from our system as specified in the Policy.

Monthly Anniversary Day-The same day in each succeeding month as the day of the month corresponding to the policy date.

Monthly Cost of Insurance-A deduction made on a monthly basis for the insurance coverage provided by the Policy.

Monthly Expense Charge-A deduction made on a monthly basis for administration and other expenses.

Mortality and Expense Risk Charge-The annual rate deducted monthly from the Account Value for the mortality and expense risk we assume by issuing the Policy.

Policy Application-The application for a Policy, a copy of which is attached to and incorporated in the Policy.

Policy Debt-The principal amount of any outstanding loan against the Policy, plus accrued but unpaid interest on such loan.

Policy Month-A Policy Month is a one-month period commencing on the policy date or any Monthly Anniversary Day and ending on the next Monthly Anniversary Day.

Policy Proceeds-The amount determined in accordance with the terms of the Policy which is payable at the death of the Surviving Insured. This amount is the death benefit, decreased by the amount of any outstanding Policy Debt and any unpaid charges and deductions, and increased by the amounts payable under any supplemental benefits.

Policy Year-A Policy Year is a one-year period commencing on the policy date or any Anniversary and ending on the next Anniversary.

Processing Date-The first Valuation Date on or next following a Monthly Anniversary Day.

Service Office-One Sun Life Executive Park, Wellesley Hills, Massachusetts, 02481, or such other address as we may hereafter specify to you by written notice.

Specified Face Amount ("SFA")-The amount of life insurance coverage you request as specified in the Policy.

Sub-Accounts-Sub-accounts into which the assets of the Variable Account are divided, each of which corresponds to an investment choice available to you.

Surviving Insured- The Insured who is living upon the death of the other Insured.

Supplemental Insurance Amount ("SIA")-The amount of supplemental life insurance coverage you request as specified in the Policy. The SIA terminates no later than the younger Insured's Attained Age 100.

Unit-A unit of measurement that we use to calculate the value of each Sub-Account.

Unit Value-The value of each Unit of assets in a Sub-Account.

Valuation Date-Any day that benefits vary and on which we, the applicable Fund, and the New York Stock Exchange are open for business and any other day as may be required by the applicable rules and regulations of the Securities and Exchange Commission.

Valuation Period-The period of time from one determination of Unit Values to the next following determination of Unit Values. We will determine Unit Values for each Valuation Date as of the close of the New York Stock Exchange on that Valuation Date.

Variable Account-Sun Life (N.Y.) Variable Account D.

Appendix B
Table of Death Benefit Percentages

Age	Applicable Percentage	Age	Applicable Percentage
20	250%	60	130%
21	250%	61	128%
22	250%	62	126%
23	250%	63	124%
24	250%	64	122%
25	250%	65	120%
26	250%	66	119%
27	250%	67	118%
28	250%	68	117%
29	250%	69	116%
30	250%	70	115%
31	250%	71	113%
32	250%	72	111%
33	250%	73	109%
34	250%	74	107%
35	250%	75	105%
36	250%	76	105%
37	250%	77	105%
38	250%	78	105%
39	250%	79	105%
40	250%	80	105%
41	243%	81	105%
42	236%	82	105%
43	229%	83	105%
44	222%	84	105%
45	215%	85	105%
46	209%	86	105%
47	203%	87	105%
48	197%	88	105%
49	191%	89	105%
50	185%	90	105%
51	178%	91	104%
52	171%	92	103%
53	164%	93	102%
54	157%	94	101%
55	150%	95+	100%
56	146%
57	142%
58	138%
59	134%

Death Benefit Percentages are based on the age of the younger Insured.

Appendix C
Privacy Policy

Introduction

At the Sun Life Financial group of companies, protecting your privacy is important to us. Whether you are an existing customer or considering a relationship with us, we recognize that you have an interest in how we may collect, use and share information about you.

Sun Life Financial has a long tradition of safeguarding the privacy of its customers' information. We understand and appreciate the trust and confidence you place in us, and we take seriously our obligation to maintain the confidentiality and security of your personal information.

We invite you to review this Privacy Policy which outlines how we use and protect that information.

Collection of Nonpublic Personal Information by Sun Life Financial

Collecting personal information from you is essential to our ability to offer you high-quality investment, retirement and insurance products. When you apply for a product or service from us, we need to obtain information from you to determine whether we can provide it to you. As part of that process, we may collect information about you, known as nonpublic personal information, from the following sources:
-	Information we receive from you on applications or other forms, such as your name, address, social security number and date of birth;
-	Information about your transactions with us, our affiliates or others, such as other life insurance policies or annuities that you may own; and
-	Information we receive from a consumer reporting agency, such as a credit report.

Limited Use and Sharing of Nonpublic Personal Information by Sun Life Financial

We use the nonpublic personal information we collect to help us provide the products and services you have requested and to maintain and service your accounts. Once we obtain nonpublic personal information from you, we do not disclose it to any third party except as permitted or required by law.

We may share your nonpublic personal information within Sun Life Financial to help us develop innovative financial products and services and to allow our member companies to inform you about them. The Sun Life Financial group of companies provides a wide variety of financial products and services including individual life insurance, individual fixed and variable annuities and group life, disability, and medical stop-loss insurance.

We also may disclose your nonpublic personal information to companies that help in conducting our business or perform services on our behalf, or to other financial institutions with which we have joint marketing agreements. Sun Life Financial is highly selective in choosing these companies, and we require them to comply with strict standards regarding the security and confidentiality of our customers' nonpublic personal information. These companies may use and disclose the information provided to them only for the purpose for which it is provided, as permitted by law.

There also may be times when Sun Life Financial is required to disclose its customers' nonpublic personal information, such as when complying with federal, state or local laws, when responding to a subpoena, or when complying with an inquiry by a governmental agency or regulator.

Our Treatment of Information About Former Customers

Our protection of your nonpublic personal information extends beyond the period of your customer relationship with us. If your customer relationship with us ends, we will not disclose your information to nonaffiliated third parties other than as permitted or required by law.

Security of Your Nonpublic Personal Information

We maintain physical, electronic and procedural safeguards that comply with federal and state regulations to safeguard your nonpublic personal information from unauthorized use or improper access.

Employee Access to Your Nonpublic Personal Information

We restrict access to your nonpublic personal information to those employees who have a business need to know that information in order to provide products or services to you or to maintain your accounts. Our employees are governed by a strict code of conduct and are required to maintain the confidentiality of customer information.

The following Sun Life Financial member companies have adopted this Notice. Other Sun Life Financial affiliated companies have adopted their own privacy policies. Please check their websites for details.
Insurance Companies	Distributors/Broker-Dealers/Underwriters

Sun Life Assurance Company of Canada	Clarendon Insurance Agency, Inc.
Sun Life Assurance Company of Canada (U.S.)	IFMG of Oklahoma, Inc.
Sun Life Insurance and Annuity Company of New York	IFS Agencies, Inc.
Independence Life and Annuity Company	IFS Agencies of Alabama, Inc.
(including the separate accounts of these companies)	IFS Agencies of New Mexico, Inc.
IFS Insurance Agencies of Ohio, Inc.
IFS Insurance Agencies of Texas, Inc.
Independent Financial Marketing Group, Inc.
IFMG Securities, Inc.
LSC Insurance Agency of Arizona, Inc.
LSC Insurance Agency of New Mexico, Inc.

The SAI includes additional information about Sun Life (N.Y.) Variable Account D and is incorporated herein by reference. The SAI and personalized illustrations of death benefits, cash surrender values and cash values are available upon request, at no charge. You may make inquiries about the Policy, request an SAI and request a personalized illustration by calling 1-800-702-6998.

You can review and copy the complete registration statement (including the SAI) which contains additional information about us, the Policy and the Variable Account at the SEC's Public Reference Room in Washington, D.C. To find out more about this public service, call the Securities and Exchange Commission at 202-942-8090. Reports and other information about the Policy and its mutual fund investment options are also available on the SEC's website (www.sec.gov), or you can receive copies of this information, for a duplication fee, by writing the Public Reference Section, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, D.C. 20549-0102.

Investment Company Act File No. 811-04633 FUT952NY-04
PART B
STATEMENT OF ADDITIONAL INFORMATION
FUTURITY SURVIVORSHIP II VUL
VARIABLE UNIVERSAL LIFE POLICY
SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
SUN LIFE (N.Y.) VARIABLE ACCOUNT D

May 2, 2005

This Statement of Additional Information (SAI) is not a prospectus but it relates to, and should be read in conjunction with, the Futurity Survivorship II Variable Universal Life Insurance prospectus, dated May 2, 2005. The SAI is incorporated by reference into the prospectus. The prospectus is available, at no charge, by writing Sun Life Insurance and Annuity Company of New York ("the Company") at One Sun Life Executive Park, Wellesley Hills, MA 02481 or calling 1-866-702-6998.

TABLE OF CONTENTS

THE COMPANY AND THE VARIABLE ACCOUNT	2
CUSTODIAN	2
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	2
DISTRIBUTION AND UNDERWRITING OF POLICY	2
THE POLICY	2
FINANCIAL STATEMENTS OF THE SEPARATE ACCOUNT	5
FINANCIAL STATEMENTS OF THE COMPANY	20

THE COMPANY AND THE VARIABLE ACCOUNT

Sun Life Financial Inc. ("Sun Life Financial"), a reporting company under the Securities Exchange Act of 1934 with common shares listed on the Toronto, New York and Philippine stock exchanges, is the ultimate corporate parent of Sun Life (N.Y.). Sun Life Financial ultimately controls Sun Life (N.Y.) through the following intervening companies: Sun Life Assurance Company of Canada (U.S.), Sun Life of Canada (U.S.) Holdings, Inc., Sun Life Financial (U.S.) Investments LLC, Sun Life Financial (U.S.) Holdings, Inc., Sun Life Assurance Company of Canada - U.S. Operations Holdings, Inc., and Sun Life Financial Corp.

We established Variable Account D on April 24, 2003, pursuant to a resolution of our Board of Directors. The Variable Account is registered with the Securities and Exchange Commission (the "SEC") under the Investment Company Act of 1940 ("1940 Act") as a unit investment trust.

CUSTODIAN

We are the Custodian of the assets of the Variable Account. We will purchase Fund shares at net asset value in connection with amounts allocated to the Sub-Accounts in accordance with your instructions, and we will redeem Fund shares at net asset value for the purpose of meeting the contractual obligations of the Variable Account, paying charges relative to the Variable Account or making adjustments for reserves held in the Variable Account.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The financial statements of Sun Life Insurance and Annuity Company of New York that are included in this Statement of Additional Information have been audited by Deloitte & Touche LLP, independent registered public accounting firm, as stated in their report appearing herein, dated March 18, 2005, April 29, 2005, as to Note 19 and the effects of the restatement contained in Note 18, accompanying such financial statements (which expresses an unqualified opinion and includes two explanatory paragraphs, one relating to the Company's adoption of provisions of American Institute of Certified Public Accountants' Statement of Position 03-01, Accounting and Reporting by Insurance Enterprises of Certain Nontraditional Long-Duration Contracts and for Separate Accounts, effective January 1, 2004, described in Note 1 and another paragraph relating to the restatement described in Note 18), and have been so included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing. Their office is located at 200 Berkeley St, Boston, Massachusetts.

The financial statements of Sun Life (N.Y.) Variable Account D that are included in this Statement of Additional Information have been audited by Deloitte & Touche LLP, independent registered public accounting firm, as stated in their report appearing herein (which report dated April 29, 2005 accompanying the financial statements of Sun Life (N.Y.) Variable Account D expresses an unqualified opinion) and have been included on their authority as experts in accounting and auditing.

DISTRIBUTION AND UNDERWRITING OF THE POLICY

The Policy is sold by licensed insurance agents ("Selling Agents") in those states where the Policy may be lawfully sold. Such Selling Agents will be registered representatives of affiliated and unaffiliated broker-dealer firms ("Selling Broker-Dealers") registered under the Securities Exchange Act of 1934 who are members of the National Association of Securities Dealers, Inc. and who have entered into selling agreements with the Company and our general distributor, Clarendon Insurance Agency, Inc. ("Clarendon"), One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481. Clarendon is a wholly-owned subsidiary of the Company, is registered with the SEC under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc.

The Company (or its affiliates, for the purposes of this section only, collectively, "the Company"), pays the Selling Broker-Dealers compensation for the promotion and sale of the Policy. The Selling Agents who solicit sales of the Policy typically receive a portion of the compensation paid by the Company to the Selling Broker-Dealers in the form of commissions or other compensation, depending on the agreement between the Selling Broker-Dealer and their Selling Agent. This compensation is not paid directly by the Policy Owner or the Separate Account. The Company intends to recoup this compensation through fees and charges imposed under the Policy, and from profits on payments received by the Company for providing administrative, marketing, and other support and services to the Funds.


The amount and timing of commissions the Company may pay to Selling Broker-Dealers may vary depending on the selling agreement but is not expected to be more, in the first year, than 99% of target premium, which will vary based on the Insured's age, sex and rating class, plus 8% of any excess premium payments. In Policy Years two through five, commissions will not exceed 8% of premium paid. In Policy Years six through ten, commissions will not exceed 4% of premium paid. In Policy Years eleven and thereafter, commissions will not exceed 1% of premium paid.

The Company may pay or allow other promotional incentives or payments in the form of cash or other compensation to the extent permitted by NASD rules and other applicable laws and regulations.

The Company also pays compensation to wholesaling broker-dealers, including payments to affiliates of the Company, in return for wholesaling services such as providing marketing and sales support and product training to the Selling Agents of the Selling Broker-Dealers. These allowances may be based on a percentage of premium and/or a percentage of Account Value.

In addition to the compensation described above, the Company may make additional cash payments or reimbursements to Selling Broker-Dealers in recognition of their marketing and distribution, transaction processing and/or administrative services support. These payments are not offered to all Selling Broker-Dealers, and the terms of any particular agreement governing the payments may vary among Selling Broker-Dealers depending on, among other things, the level of and type of marketing and distribution support provided. Marketing and distribution support services may include, among other services, placement of the Company's products on the Selling Broker-Dealer's preferred or recommended list, access to the Selling Broker-Dealer's registered representatives for purposes of promoting sales of the Company's products, assistance in training and education for the Selling Agents, and opportunities for the Company to participate in sales conferences and educational seminars.

You should ask your Selling Agent for further information about what commissions or other compensation he or she, or the Selling Broker-Dealer for which he or she works, may receive in connection with our purchase of the Policy.

THE POLICY

To apply for a Policy, you must submit an application to our Service Office. We will then follow underwriting procedures designed to determine the insurability of the proposed Insureds. We offer the Policy on a regular (or medical) underwriting. We may require medical examinations and further information before the proposed application is approved. Proposed Insureds must be acceptable risks based on our underwriting limits and standards. A Policy cannot be issued until the underwriting process has been completed to our satisfaction. We reserve the right to reject an application that does not meet our underwriting requirements or to apply extra charges for the underwriting classification for Insureds which will result in increased Monthly Cost of Insurance charges. The cost of insurance charges are based on the 1980 Commissioner's Standard Ordinary Smoker and Nonsmoker Mortality Table.

Expense Charges Applied to Premium. We deduct charges from each premium payment for our federal, state and local tax obligations. The current charge is 6.00%. The guaranteed maximum charge is 8.00%.

Increase in Face Amount. After the first policy anniversary, you may request an increase in the Specified Face Amount (SFA) and Supplemental Insurance Amount (SIA). You must provide satisfactory evidence of each Insured's insurability. Once requested, an increase will become effective at the next policy anniversary following our approval of your request. The Policy does not allow for an increase if the younger Insured's Attained Age is greater than 80 on the effective date of the increase.

If there are increases in the SFA and SIA other than increases caused by changes in the death benefit option, the cost of insurance charge described above is determined separately for the initial SFA and SIA and each increase in the SFA and SIA. In calculating the net amount at risk, your Account Value will first be allocated to the initial death benefit and then to each increase in the SFA and SIA in the order in which the increases were made.

FINANCIAL STATEMENTS

The financial statements of the Variable Account and Sun Life Insurance and Annuity Company of New York are included herein. The consolidated financial statements of Sun Life Insurance and Annuity Company of New York are provided as relevant to its ability to meet its financial obligations under the Policies and should not be considered as bearing on the investment performance of the assets held in the Variable Account.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Contract Owners participating in Sun Life (N.Y.) Variable Account D and the Board of Directors of Sun Life Insurance and Annuity Company of New York:

We have audited the accompanying statements of condition of MFS/Sun Life Series Trust Emerging Growth Sub-Account, MFS/Sun Life Series Trust Government Securities Sub-Account, MFS/Sun Life Series Trust High Yield Sub-Account, MFS/Sun Life Series Trust Total Return Sub-Account, Sun Capital Investment Grade Bond Sub-Account, Sun Capital Real Estate Sub-Account, Sun Capital Blue Chip Mid-Cap Sub-Account, Sun Capital Davis Venture Value Sub-Account, Sun Capital Value Equity Sub-Account, Sun Capital Value Mid Cap Sub-Account, Sun Capital Value Small Cap Sub-Account, Sun Capital Neuberger Berman Mid Cap Value Sub-Account, Sun Capital Neuberger Berman Mid Cap Growth Sub-Account, Sun Capital Alger Growth Sub-Account, Sun Capital Alger Income and Growth Sub-Account, AIM V.I. Dynamics Sub-Account, AllianceBernstein VP Technology Sub-Account, AllianceBernstein VP Growth and Income Sub-Account, Fidelity VIP Index 500 Sub-Account, Fidelity VIP Money Market Sub-Account, Fidelity VIP Contrafund Sub-Account, Fidelity VIP Overseas Sub-Account, Fidelity VIP Growth Sub-Account, Franklin Templeton Growth Securities Sub-Account, Franklin Templeton Foreign Securities Sub-Account, PIMCO High Yield Sub-Account, PIMCO Emerging Markets Bond Sub-Account, PIMCO Total Return Sub-Account, PIMCO Low Duration Sub-Account, Scudder VIT Small Cap Index Sub-Account, Dreyfus MidCap Stock Sub-Account and T. Rowe Price Blue Chip Growth Sub-Account of Sun Life (N.Y.) Variable Account D (the "Sub-Accounts") as of December 31, 2004, the related statement of operations and the statement of changes in net assets and financial highlights for the period presented. These financial statements and financial highlights are the responsibility of management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Sub-Accounts are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances but not for the purpose of expressing an opinion on the effectiveness of the Sub-Accounts' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2004 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and highlights referred to above present fairly, in all material respects, the financial position of the Sub-Accounts as of December 31, 2004 and the results of their operations and the changes in their net assets for the periods presented in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

April 29, 2005

Sun Life (N.Y.) Variable Account D

Statements of Condition - December 31, 2004

Assets:	Shares		Cost		Value
Investments in mutual funds:
MFS/Sun Life Series Trust
Emerging Growth Series ("EGS") [c]	-	$		$
Government Securities Series ("GSS")	107		1,404		1,414
High Yield Series ("HYS")	393		2,801		2,876
Total Return Series ("TRS")	-		-		-
Sun Capital Advisers Trust
Sun Capital Investment Grade Bond Fund ("SCA2")	-		-		-
Sun Capital Real Estate Fund ("SCA3")	162		2,726		3,072
Sun Capital Blue Chip Mid-Cap Fund ("SCA5")	-		-		-
Sun Capital Davis Venture Value Fund ("SCA7")	-		-		-
Sun Capital Value Equity Fund ("SCA9") [b]	-		-		-
Sun Capital Value Mid Cap Fund ("SCA ") [b]	-		-		-
Sun Capital Value Small Cap Fund ("SCB")	3		49		51
Sun Capital Neuberger Berman Mid Cap Value Fund ("SCH")[b]	-		-		-
Sun Capital Neuberger Berman Mid Cap Growth Fund ("SCI")[b]	-		-		-
Sun Capital Alger Growth Fund ("SCJ") [b]	-		-		-
Sun Capital Alger Income and Growth Fund ("SCK") [b]	-		-		-
AIM Variable Insurance Funds, Inc. [a]
V.I. Dynamics Fund ("IV1") [a] [c]	-		-		-
AllianceBernstein Variable Product Series Fund, Inc
VP Technology Portfolio ("AN2") [c]	-		-		-
VP Growth and Income Portfolio ("AN3")	225		5,028		5,373
Fidelity Variable Insurance Products Fund
Fidelity VIP Index 500 Portfolio ("FL4")	76		9,781		10,418
Fidelity VIP Money Market Portfolio ("FL5")	1,458		1,458		1,458
Fidelity VIP ContrafundTM Portfolio ("FL6")	-		-		-
Fidelity VIP Overseas Portfolio ("FL7")	463		7,334		8,083
Fidelity VIP Growth Portfolio ("FL8")	5		139		147
Franklin Templeton Variable Insurance Products Trust
Franklin Templeton Growth Securities Fund ("FTG")	-		-		-
Franklin Templeton Foreign Securities Fund ("FTI")	332		4,333		4,771
PIMCO Variable Insurance Trust
PIMCO High Yield Portfolio ("PHY")	12		97		100
PIMCO Emerging Markets Bond Portfolio ("PMB")	283		3,807		3,738
PIMCO Total Return Portfolio ("PTR")	261		2,754		2,737
PIMCO Low Duration Fund ("PLD") [d]	992		10,252		10,215
Scudder VIT Funds
Scudder VIT Small Cap Index Fund ("SSC")	177		2,304		2,540
Dreyfus Investment Portfolios
MidCap Stock Portfolio ("DMC") [d]	393		6,518		6,921
T. Rowe Price Equity Series, Inc.
Price Blue Chip Growth Portfolio ("TBC") [d]	574		4,910		5,220
Net Assets:			$65,695		$69,134

(a) Effective October 15, 2004, INVESCO Variable Investment Funds, Inc. was renamed AIM Variable Insurance Funds, Inc. INVESCO VIF Dynamics Fund is renamed AIM V.I. Dynamics Fund.

(b) The Board of Trustees of Sun Capital Advisers Trust voted to terminate and liquidate these funds, effective August 6, 2004 Investments held in these funds on the date of liquidation were transferred to the Fidelity VIP Money Market Portfolio.

(c) As of August 6, 2004, MFS/Sun Life Series Trust Emerging Growth Series, AIM V.I. Dynamics Fund, and AllianceBernstein VP Technology Portfolio were no longer open to new premiums or transfers.

(d) The effective date of these investment options in Variable Account D is August 6, 2004.

See notes to financial statements

Sun Life (N.Y.) Variable Account D

Statements of Condition - December 31, 2004 - continued

Net Assets Applicable to Contract Owners:
Futurity Variable Universal Life Contracts:	Units	Value
MFS/Sun Life Series Trust
Emerging Growth Series ("EGS") [c]	-	$-
Government Securities Series ("GSS")	116	1,414
High Yield Series ("HYS")	217	2,876
Total Return Series ("TRS")	-	-
Sun Capital Advisers Trust
Sun Capital Investment Grade Bond Fund ("SCA2")	-	-
Sun Capital Real Estate Fund ("SCA3")	146	3,072
Sun Capital Blue Chip Mid-Cap Fund ("SCA5")	-	-
Sun Capital Davis Venture Value Fund ("SCA7")	-	-
Sun Capital Value Equity Fund ("SCA9") [b]	-	-
Sun Capital Value Mid Cap Fund ("SCA ") [b]	-	-
Sun Capital Value Small Cap Fund ("SCB")	4	51
Sun Capital Neuberger Berman Mid Cap Value Fund ("SCH") [b]	-	-
Sun Capital Neuberger Berman Mid Cap Growth Fund ("SCI") [b]	-	-
Sun Capital Alger Growth Fund ("SCJ") [b]	-	-
Sun Capital Alger Income and Growth Fund ("SCK") [b]	-	-
AIM Variable Insurance Funds, Inc. [a]
V.I. Dynamics Fund ("IV1") [a] [c]	-	-
AllianceBernstein Variable Product Series Fund, Inc.
VP Technology Portfolio ("AN2") [c]	-	-
VP Growth and Income Portfolio ("AN3")	521	5,373
Fidelity Variable Insurance Products Fund
Fidelity VIP Index 500 Portfolio ("FL4")	1,075	10,418
Fidelity VIP Money Market Portfolio ("FL5")	138	1,458
Fidelity VIP ContrafundTM Portfolio ("FL6")	-	-
Fidelity VIP Overseas Portfolio ("FL7")	771	8,083
Fidelity VIP Growth Portfolio ("FL8")	18	147
Franklin Templeton Variable Insurance Products Trust
Franklin Templeton Growth Securities Fund ("FTG")	-	-
Franklin Templeton Foreign Securities Fund ("FTI")	290	4,771
PIMCO Variable Insurance Trust
PIMCO High Yield Portfolio ("PHY")	7	100
PIMCO Emerging Markets Bond Portfolio ("PMB")	217	3,738
PIMCO Total Return Portfolio ("PTR")	242	2,737
PIMCO Low Duration Fund ("PLD") [d]	1,016	10,215
Scudder VIT Funds
Scudder VIT Small Cap Index Fund ("SSC")	140	2,540
Dreyfus Investment Portfolios
MidCap Stock Portfolio ("DMC") [d]	572	6,921
T. Rowe Price Equity Series, Inc.
T. Rowe Price Blue Chip Growth Portfolio ("TBC") [d]	450	5,220
Net Assets Applicable to Contract Holders		$69,134

(a) Effective October 15, 2004, INVESCO Variable Investment Funds, Inc. was renamed AIM Variable Insurance Funds, Inc. INVESCO VIF Dynamics Fund is renamed AIM V.I. Dynamics Fund.

(b) The Board of Trustees of Sun Capital Advisers Trust voted to terminate and liquidate these funds, effective August 6, 2004 Investments held in these funds on the date of liquidation were transferred to the Fidelity VIP Money Market Portfolio.

(c) As of August 6, 2004, MFS/Sun Life Series Trust Emerging Growth Series, AIM V.I. Dynamics Fund, and AllianceBernstein VP Technology Portfolio were no longer open to new premiums or transfers.

(d) The effective date of these investment options in Variable Account D is August 6, 2004.

See notes to financial statements

Sun Life (N.Y.) Variable Account D

Statements of Operations - For the Year Ended December 31, 2004

	EGS [c]	GSS	HYS	TRS	SCA2	SCA3
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$-	$-	$-	$-	$-	$-

Realized and unrealized gains (losses) on investment transactions:
Realized gains (losses) on sale of fund shares	$4	$1	$4	$1	$1	$27
Realized gain distributions	-	-	-	-	-	-
Net realized gains (losses)	$4	$1	$4	$1	$1	$27

Change in unrealized appreciation (depreciation) during year	-	10	75	-	-	346

Increase (Decrease) in Net Assets from Operations	$4	$11	$79	$1	$1	$373

	SCA5	SCA7	SCA9 [b]	SCA [b]	SCB	SCH [b]
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$-	$-	$-	$-	$-	$-

Realized and unrealized gains (losses) on investment transactions:
Realized gains (losses) on sale of fund shares	$9	$1	$(1)	$(4)	$2	$(2)
Realized gain distributions	-	-	-	2	11	1
Net realized gains (losses)	$9	$1	$(1)	$(2)	$13	$(1)

Change in unrealized appreciation (depreciation) during year	-	-	-	-	2	-

Increase (Decrease) in Net Assets from Operations	$9	$1	$(1)	$(2)	$15	$(1)

(b) The Board of Trustees of Sun Capital Advisers Trust voted to terminate and liquidate these funds, effective August 6, 2004. Investments held in these funds on the date of liquidation were transferred to the Fidelity VIP Money Market Portfolio.

(c) On and after August 6, 2004, MFS/Sun Life Series Trust Emerging Growth Series, AIM V.I. Dynamics Fund, and AllianceBernstein VP Technology Portfolio were not open to new premiums or transfers.

See notes to financial statements

Sun Life (N.Y.) Variable Account D

Statements of Operations - For the Year Ended December 31, 2004 - continued

	SCI [b]	SCJ [b]	SCK [b]	IVI [c]	AN2 [c]	AN3
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$-	$-	$-	$-	$-	$1

Realized and unrealized gains (losses) on investment transactions:
Realized gains (losses) on sale of fund shares	$(2)	$(97)	$(1)	$(51)	$2	$-
Realized gain distributions	-	-	-	-	-	-
Net realized gains (losses)	$(2)	$(97)	$(1)	$(51)	$2	$-

Change in unrealized appreciation (depreciation) during year	-	-	-	-	-	345

Increase (Decrease) in Net Assets from Operations	$(2)	$(97)	$(1)	$(51)	$2	$346

	FL4	FL5	FL6	FL7	FL8	FL9
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$-	$7	$-	$-	$-	$-

Realized and unrealized gains (losses) on investment transactions:
Realized gains (losses) on sale of fund shares	$40	$-	$11	$40	$5	$2
Realized gain distributions	-	-	-	-	-	-
Net realized gains (losses)	$40	$-	$11	$40	$5	$2

Change in unrealized appreciation (depreciation) during year	637	-	-	749	8	-

Increase (Decrease) in Net Assets from Operations	$677	$7	$11	$789	$13	$2

(b) The Board of Trustees of Sun Capital Advisers Trust voted to terminate and liquidate these funds, effective August 6, 2004. Investments held in these funds on the date of liquidation were transferred to the Fidelity VIP Money Market Portfolio.

(c) On and after August 6, 2004, MFS/Sun Life Series Trust Emerging Growth Series, AIM V.I. Dynamics Fund, and AllianceBernstein VP Technology Portfolio were not open to new premiums or transfers.

See notes to financial statements

Sun Life (N.Y.) Variable Account D

Statements of Operations - For the Year Ended December 31, 2004 - continued

	FTI	PHY	PMB	PTR	PLD [a]	SSC
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$-	$5	$34	$22	$36	$-

Realized and unrealized gains (losses) on investment transactions:
Realized gains (losses) on sale of fund shares	$37	$5	$4	$45	$-	$8
Realized gain distributions	-	-	207	39	31	-
Net realized gains (losses)	$37	$5	$211	$84	$31	$8

Change in unrealized appreciation (depreciation) during year	438	3	(69)	(17)	(37)	236

Increase (Decrease) in Net Assets from Operations	$475	$13	$176	$89	$30	$244

	DMC [a]	TBC [a]
	Sub-Account	Sub-Account
Income:
Dividend income	$24	$28

Realized and unrealized gains (losses) on investment transactions:
Realized gains (losses) on sale of fund shares	$51	$23
Realized gain distributions	157	-
Net realized gains (losses)	$208	$23

Change in unrealized appreciation (depreciation) during year	403	310

Increase (Decrease) in Net Assets from Operations	$635	$361

(a) The effective date of these investment options in Variable Account D is August 6, 2004.

See notes to financial statements

Sun Life (N.Y.) Variable Account D

Statements of Changes in Net Assets

For the Year Ended December 31, 2004
	EGS [c]	GSS	HYS	TRS
	Sub-Account	Sub-Account	Sub-Account	Sub-Account
Increase (Decrease) in net assets from operations:
Net investment income (loss)	$-	$-	$-	$-
Net realized gains (losses)	4	1	4	1
Net unrealized gains (losses)	-	10	75	-
Net Increase (Decrease) in net assets from operations:	$4	$11	$79	$1

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	$22	$27	$57	$-
Net transfers between sub-accounts and fixed accounts	(9)	1,419	2,835	7
Withdrawals and surrenders	-	-	-	-
Mortality and expense risk charges	-	(1)	(3)	-
Charges for life insurance protection and monthly expense charge	(17)	(42)	(92)	(8)
Net increase (decrease) in net assets from contract owner activity	$(4)	$1,403	$2,797	$(1)
Total increase (decrease) in net assets	$-	$1,414	$2,876	$-

Net Assets
Beginning of period	-	-	-	-
End of period	$-	$1,414	$2,876	$-

Unit Transactions:
Units Outstanding Beginning of Period	-	-	-	-
Units purchased	3	2	4	-
Units transferred between sub-accounts	(1)	117	220	1
Units withdrawn, surrendered, and cancelled for contract charges	(2)	(3)	(7)	(1)
Units Outstanding End of Period	-	116	217	-

	SCA2	SCA3	SCA5	SCA7
	Sub-Account	Sub-Account	Sub-Account	Sub-Account
Increase (Decrease) in net assets from operations:
Net investment income (loss)	$-	$-	$-	$-
Net realized gains (losses)	1	27	9	1
Net unrealized gains (losses)	-	346	-	-
Net Increase (Decrease) in net assets from operations:	$1	$373	$9	$1

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	$-	$138	$132	$-
Net transfers between sub-accounts and fixed accounts	5	2,681	(88)	14
Withdrawals and surrenders	-	-	-	-
Mortality and expense risk charges	-	(3)	-	-
Charges for life insurance protection and monthly expense charge	(6)	(117)	(53)	(15)
Net increase (decrease) in net assets from contract owner activity	$(1)	$2,699	$(9)	$(1)
Total increase (decrease) in net assets	$-	$3,072	$-	$-

Net Assets
Beginning of period	-	-	-	-
End of period	$-	$3,072	$-	$-

Unit Transactions:
Units Outstanding Beginning of Period	-	-	-	-
Units purchased	-	7	12
Units transferred between sub-accounts	1	145	(7)	1
Units withdrawn, surrendered, and cancelled for contract charges	(1)	(6)	(5)	(1)
Units Outstanding End of Period	-	146	-	-

(c) As of August 6, 2004, MFS/Sun Life Series Trust Emerging Growth Series, AIM V.I. Dynamics Fund, and AllianceBernstein VP

Technology Portfolio were no longer open to new premiums or transfers.

See notes to financial statements

Sun Life (N.Y.) Variable Account D

Statements of Changes in Net Assets - continued

For the Year Ended December 31, 2004

	SCA9 [b]	SCA [b]	SCB	SCH [b]
	Sub-Account	Sub-Account	Sub-Account	Sub-Account
Increase (Decrease) in net assets from operations:
Net investment income (loss)	$-	$-	$-	$-
Net realized gains (losses)	(1)	(2)	13	(1)
Net unrealized gains (losses)	-	-	2	-
Net Increase (Decrease) in net assets from operations:	$(1)	$(2)	$15	$(1)

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	$-	$15	$132	$44
Net transfers between sub-accounts and fixed accounts	7	(4)	(33)	(23)
Withdrawals and surrenders	-	-	-	-
Mortality and expense risk charges	-	-	-	-
Charges for life insurance protection and monthly expense charge	(6)	(9)	(63)	(20)
Net increase (decrease) in net assets from contract owner activity	$1	$2	$36	$1
Total increase (decrease) in net assets	$-	$-	$51	$-

Net Assets
Beginning of period	-	-	-	-
End of period	$-	$-	$51	$-

Unit Transactions:
Units Outstanding Beginning of Period	-	-	-	-
Units purchased	-	1	11	4
Units transferred between sub-accounts	1	-	(2)	(2)
Units withdrawn, surrendered, and cancelled for contract charges	(1)	(1)	(5)	(2)
Units Outstanding End of Period	-	-	4	-

	SCI [b]	SCJ [b]	SCK [b]	IV1 [c]
	Sub-Account	Sub-Account	Sub-Account	Sub-Account
Increase (Decrease) in net assets from operations:
Net investment income (loss)	$-	$-	$-	$-
Net realized gains (losses)	(2)	(97)	(1)	(51)
Net unrealized gains (losses)	-	-	-	-
Net Increase (Decrease) in net assets from operations:	$(2)	$(97)	$(1)	$(51)

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	$44	$183	$44	$119
Net transfers between sub-accounts and fixed accounts	(23)	(8)	(24)	(11)
Withdrawals and surrenders	-	-	-	-
Mortality and expense risk charges	-	(2)	-	(1)
Charges for life insurance protection and monthly expense charge	(19)	(76)	(19)	(56)
Net increase (decrease) in net assets from contract owner activity	$2	$97	$1	$51
Total increase (decrease) in net assets	$-	$-	$-	$-

Net Assets
Beginning of period	-	-	-	-
End of period	$-	$-	$-	$-

Unit Transactions:
Units Outstanding Beginning of Period	-	-	-	-
Units purchased	6	18	4	16
Units transferred between sub-accounts	(3)	(10)	(2)	(8)
Units withdrawn, surrendered, and cancelled for contract charges	(3)	(8)	(2)	(8)
Units Outstanding End of Period	-	-	-	-

(b) The Board of Trustees of Sun Capital Advisers Trust voted to terminate and liquidate these funds, effective August 6, 2004. Investments held in these funds on the date of liquidation were transferred to the Fidelity VIP Money Market Portfolio.

(c) As of August 6, 2004, MFS/Sun Life Series Trust Emerging Growth Series, AIM V.I. Dynamics Fund, and AllianceBernstein VP Technology Portfolio were no longer open to new premiums or transfers.

See notes to financial statements

Sun Life (N.Y.) Variable Account D

Statements of Changes in Net Assets - continued

For the Year Ended December 31, 2004

	AN2 [c]	AN3	FL4	FL5
	Sub-Account	Sub-Account	Sub-Account	Sub-Account
Increase (Decrease) in net assets from operations:
Net investment income (loss)	$-	$1	$-	$7
Net realized gains (losses)	2	-	40	-
Net unrealized gains (losses)	-	345	637	-
Net Increase (Decrease) in net assets from operations:	$2	$346	$677	$7

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	$22	$476	$449	$470
Net transfers between sub-accounts and fixed accounts	(6)	4,894	9,743	1,164
Withdrawals and surrenders	-	-	-	-
Mortality and expense risk charges	-	(9)	(12)	(2)
Charges for life insurance protection and monthly expense charge	(18)	(334)	(439)	(181)
Net increase (decrease) in net assets from contract owner activity	$(2)	$5,027	$9,741	$1,451
Total increase (decrease) in net assets	$-	$5,373	$10,418	$1,458

Net Assets
Beginning of period	-	-	-	-
End of period	$-	$5,373	$10,418	$1,458

Unit Transactions:
Units Outstanding Beginning of Period	-	-	-	-
Units purchased	4	50	49	45
Units transferred between sub-accounts	(1)	507	1,075	110
Units withdrawn, surrendered, and cancelled for contract charges	(3)	(36)	(49)	(17)
Units Outstanding End of Period	-	521	1,075	138

	FL6	FL7	FL8	FTG
	Sub-Account	Sub-Account	Sub-Account	Sub-Account
Increase (Decrease) in net assets from operations:
Net investment income (loss)	$-	$-	$-	$-
Net realized gains (losses)	11	40	5	2
Net unrealized gains (losses)	-	749	8	-
Net Increase (Decrease) in net assets from operations:	$11	$789	$13	$2

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	$132	$674	$159	$-
Net transfers between sub-accounts and fixed accounts	(92)	7,053	66	13
Withdrawals and surrenders	-	-	-	-
Mortality and expense risk charges	-	(11)	(1)	-
Charges for life insurance protection and monthly expense charge	(51)	(422)	(90)	(15)
Net increase (decrease) in net assets from contract owner activity	$(11)	$7,294	$134	$(2)
Total increase (decrease) in net assets	$-	$8,083	$147	$-

Net Assets
Beginning of period	-	-	-	-
End of period	$-	$8,083	$147	$-

Unit Transactions:
Units Outstanding Beginning of Period	-	-	-	-
Units purchased	12	72	21	-
Units transferred between sub-accounts	(7)	744	9	1
Units withdrawn, surrendered, and cancelled for contract charges	(5)	(45)	(12)	(1)
Units Outstanding End of Period	-	771	18	-

(c) As of August 6, 2004, MFS/Sun Life Series Trust Emerging Growth Series, AIM V.I. Dynamics Fund, and AllianceBernstein VP Technology Portfolio were no longer open to new premiums or transfers.

See notes to financial statements

Sun Life (N.Y.) Variable Account D

Statements of Changes in Net Assets - continued

For the Year Ended December 31, 2004

	FTI	PHY	PMB	PTR
	Sub-Account	Sub-Account	Sub-Account	Sub-Account
Increase (Decrease) in net assets from operations:
Net investment income (loss)	$-	$5	$34	$22
Net realized gains (losses)	37	5	211	84
Net unrealized gains (losses)	438	3	(69)	(17)
Net Increase (Decrease) in net assets from operations:	$475	$13	$176	$89

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	$292	$66	$184	$153
Net transfers between sub-accounts and fixed accounts	4,258	69	3,534	2,666
Withdrawals and surrenders	-	-	-	-
Mortality and expense risk charges	(5)	-	(4)	(6)
Charges for life insurance protection and monthly expense charge	(249)	(48)	(152)	(165)
Net increase (decrease) in net assets from contract owner activity	$4,296	$87	$3,562	$2,648
Total increase (decrease) in net assets	$4,771	$100	$3,738	$2,737

Net Assets
Beginning of period	-	-	-	-
End of period	$4,771	$100	$3,738	$2,737

Unit Transactions:
Units Outstanding Beginning of Period	-	-	-	-
Units purchased	19	5	11	14
Units transferred between sub-accounts	288	5	215	244
Units withdrawn, surrendered, and cancelled for contract charges	(17)	(3)	(9)	(16)
Units Outstanding End of Period	290	7	217	242

	PLD [a]	SSC	DMC [a]	TBC [a]
	Sub-Account	Sub-Account	Sub-Account	Sub-Account
Increase (Decrease) in net assets from operations:
Net investment income (loss)	$36	$-	$24	$28
Net realized gains (losses)	31	8	208	23
Net unrealized gains (losses)	(37)	236	403	310
Net Increase (Decrease) in net assets from operations:	$30	$244	$635	$361

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	$163	$270	$332	$232
Net transfers between sub-accounts and fixed accounts	10,339	2,181	6,223	4,829
Withdrawals and surrenders	-	-	-	-
Mortality and expense risk charges	(11)	(3)	(7)	(6)
Charges for life insurance protection and monthly expense charge	(306)	(152)	(262)	(196)
Net increase (decrease) in net assets from contract owner activity	$10,185	$2,296	$6,286	$4,859
Total increase (decrease) in net assets	$10,215	$2,540	$6,921	$5,220

Net Assets
Beginning of period	-	-	-	-
End of period	$10,215	$2,540	$6,921	$5,220

Unit Transactions:
Units Outstanding Beginning of Period	-	-	-	-
Units purchased	16	17	30	21
Units transferred between sub-accounts	1,031	132	566	447
Units withdrawn, surrendered, and cancelled for contract charges	(31)	(9)	(24)	(18)
Units Outstanding End of Period	1,016	140	572	450

(a) The effective date of these investment options in Variable Account D is August 6, 2004.

See notes to financial statements

Sun Life (N.Y.) Variable Account D

Notes to Financial Statements

(1) Organization

Sun Life Insurance and Annuity Company of New York Variable Account D (the "Variable Account"), a separate account of Sun Life Insurance and Annuity Company of New York (the "Sponsor") was established on April 24, 2003 as a funding vehicle for the variable portion of certain individual variable universal life insurance contracts. The Variable Account is registered with the Securities and Exchange Commission under the Investment Company Act of 1940 as a unit investment trust.

The assets of the Variable Account are divided into Sub-Accounts. Each Sub-Account is invested in shares of a specific mutual fund or series thereof selected by contract owners. The funds currently offered are as follows: AIM Variable Insurance Funds, Inc. The Alger American Fund Inc., AllianceBernstein Variable Product Series Fund, Inc., Delaware Variable Insurance Products Trust, Dreyfus Investment Portfolios, Fidelity Variable Insurance Products Fund, Franklin Templeton Variable Insurance Products Trust, Goldman Sachs Variable Insurance Trust, Lord Abbett Series Fund, Inc., MFS/Sun Life Series Trust, Oppenheimer Variable Account Funds, PIMCO Variable Insurance Trust, Scudder VIT Funds, Scudder Variable Series II, Sun Capital Advisers Trust, T. Rowe Price Equity Series, Inc., and Van Kampen Life Insurance Trust (collectively the "Funds" or "Sub-Accounts"). The MFS/Sun Life Series Trust and Sun Capital Advisers Trust are advised by affiliates of the Sponsor.

The Variable Account exists in accordance with the regulations of the New York State Insurance Department. The assets and liabilities of the Variable Account are clearly identified and distinguished from the Sponsor's other assets and liabilities. Assets applicable to the Variable Account are not chargeable with liabilities arising out of any other business the Sponsor may conduct.

(2) Significant Accounting Policies

General

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires the Sponsor's management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Investment Valuations

Investments in the Funds are recorded at their net asset value. The Funds value their investmentsecurities at fair value. Transactions are recorded on a trade date basis. Realized gains and losses on sales of shares of the Funds are determined on the identified cost basis. Dividend income and capital gain distributions received by the Sub-Accounts are reinvested in additional Fund shares and are recognized on the ex-dividend date.

Exchanges between Sub-Accounts requested by contract owners are recorded in the new Sub-Account upon receipt of the redemption proceeds.

Federal Income Tax Status

The operations of the Variable Account are part of the operations of the Sponsor and are not taxed separately. The Sponsor qualifies for the federal income tax treatment granted to life insurance companies under Subchapter L of the Internal Revenue Code. Under existing federal income tax law, investment income and capital gains earned by the Variable Account on contract owner reserves are not taxable, and therefore, no provision has been made for federal income taxes.

Sun Life (N.Y.) Variable Account D

Notes to Financial Statements - continued

(3) Contract Charges and Related Party Transactions

The Sponsor sells both a Survivorship Variable Universal Life Insurance Product ("Survivorship Product") and Single Life Variable Universal Life Products ("Single Life Products"). The Sponsor deducts a sales charge from purchase payments. For the Single Life Products the current charge is 5.25% of the amount of purchase payments. The maximum charge is guaranteed not to exceed 7.25% of purchase payments. For the Survivorship Product, the charge is based on certain factors, including the specified face amount and the age, sex and rating class of the insured. Currently, the charge is 6% of premiums, and is guaranteed not to exceed 8%.

A mortality and expense risk charge based on the value of the Variable Account is deducted from the variable account at the end of each valuation period for the mortality and expense risks assumed by the Sponsor. The maximum deduction is at an effective annual rate of .60%, for policy years 1 through 10 for the Single Life Products, and policy years 1 through 15 for the Survivorship Product. Thereafter, the effective annual rate is .10% for the Single Life Products and .20% for the Survivorship Product.

For the Single Life Products, a monthly administration charge of $8 is deducted in all policy years, as well as a monthly charge based on the Specified Face Amount is deducted in the first 10 policy years, and for the first 10 policy years following the effective date of each specified face amount increase. These charges are deducted proportionally from the Sub-Accounts of each contract's account value, to cover administrative expenses and issuance costs. For the Survivorship Product, the monthly expense charge is deducted for the first 10 policy years, and for the first 10 policy years following an increase in the specified face amount. This charge is based on the specified face amount or increase thereof, times a rate determined by the age, sex and rating class of each insured. For the Single Life Products, the charge is deducted proportionally from the Sub-Accounts of each contract's Account Value.

A surrender charge may be deducted to cover certain expenses relating to the sale of the contract. The surrender charge will be an amount based on certain factors, including the specified face amount, the insured's age, sex and rating class. For the Survivorship Product, the surrender charge period will generally end after 14 policy years from the date of policy issue or the effective date of each increase in the specified face amount. For the Single Life Products, the Futurity Protector II and Futurity Accumulator II products, the surrender charge applies to the first 12 and 9 years respectively, from date of policy issue or effective date of each increase in specified face amount. For the year ended December 31, 2004, no surrender charges were deducted and retained by the Sponsor, as there were no surrenders for the year then ended.

The Sponsor deducts a monthly cost of insurance from the account value to cover anticipated costs of providing insurance coverage. The charge is based on the length of time a policy has been in force and other factors, including issue age, sex and rating class of each insured, and will not exceed the guaranteed maximum monthly cost of insurance rates based on the 1980 Commissioner's Standard Ordinary smoker and non-smoker mortality tables.

Massachusetts Financial Services Company is the investment adviser to the MFS/Sun Life Series Trust. Sun Capital Advisers Inc. is the investment adviser to Sun Capital Advisers Trust. Both are affiliates of the Sponsor and charge management fees at an effective annual rate ranging from .50% to .75% and .50% to .95% respectively.

Sun Life (N.Y.) Variable Account D

Notes to the Financial Statements - continued

(4) Investment Purchases and Sales

The following table shows the aggregate cost of shares purchased and proceeds from the sale of shares for each sub-account for the year ended December 31, 2004.

	Purchases	Sales
Sub-Accounts:
MFS/Sun Life Series Trust
Emerging Growth Series ("EGS") [c]	42	46
Government Securities Series ("GSS")	1,437	34
High Yield Series ("HYS")	2,879	82
Total Return Series ("TRS")	30	31
Sun Capital Advisers Trust
Sun Capital Investment Grade Bond Fund ("SCA2")	26	27
Sun Capital Real Estate Fund ("SCA3")	2,926	227
Sun Capital Blue Chip Mid-Cap Fund ("SCA 5")	205	214
Sun Capital Davis Venture Value Fund ("SCA7")	61	62
Sun Capital Value Equity Fund ("SCA 9") [b]	25	24
Sun Capital Value Mid Cap Fund ("SCA ") [b]	111	107
Sun Capital Value Small Cap Fund ("SCB")	262	215
Sun Capital Neuberger Berman Mid Cap Value Fund ("SCH") [b]	84	82
Sun Capital Neuberger Berman Mid Cap Growth Fund ("SCI") [b]	83	81
Sun Capital Alger Growth Fund ("SCJ") [b]	2,106	2,009
Sun Capital Alger Income and Growth Fund ("SCK") [b]	83	82
AIM Variable Insurance Funds, Inc. [a]
V.I. Dynamics Fund ("IV1") [a] [c]	942	891
AllianceBernstein Variable Product Series Fund, Inc.
VP Technology Portfolio ("AN2") [c]	42	44
VP Growth and Income Portfolio ("AN3")	6,544	1,516
Fidelity Variable Insurance Products Fund
Fidelity VIP Index 500 Portfolio ("FL4")	10,332	591
Fidelity VIP Money Market Portfolio ("FL5")	3,842	2,384
Fidelity VIP ContrafundTM Portfolio ("FL6")	202	213
Fidelity VIP Overseas Portfolio ("FL7")	8,612	1,318
Fidelity VIP Growth Portfolio ("FL8")	434	300
Franklin Templeton Variable Insurance Products Trust
Franklin Templeton Growth Securities Fund ("FTG")	61	63
Franklin Templeton Foreign Securities Fund ("FTI")	4,695	399
PIMCO Variable Insurance Trust
PIMCO High Yield Portfolio ("PHY")	208	116
PIMCO Emerging Markets Bond Portfolio ("PMB")	3,980	177
PIMCO Total Return Portfolio ("PTR")	5,948	3,239
PIMCO Low Duration Fund ("PLD") [d]	10,457	205
Scudder VIT Funds
Scudder VIT Small Cap Index Fund ("SSC")	2,836	540
Dreyfus Investment Portfolios
MidCap Stock Portfolio ("DMC") [d]	6,937	470
T. Rowe Price Equity Series, Inc.
Price Blue Chip Growth Portfolio ("TBC") [d]	5,169	282

(a) Effective October 15, 2004, INVESCO Variable Investment Funds, Inc. was renamed AIM Variable Insurance Funds, Inc.. INVESCO VIF Dynamics Fund is renamed AIM V.I. Dynamics Fund.

(b) The Board of Trustees of Sun Capital Advisers Trust voted to terminate and liquidate these funds, effective August 6, 2004. Investments held in these funds on the date of liquidation were transferred to the Fidelity VIP Money Market Portfolio.

(c) On and after August 6, 2004, MFS/Sun Life Series Trust Emerging Growth Series, AIM V.I. Dynamics Fund, and AllianceBernstein VP Technology Portfolio were not open to new premiums or transfers.

(d) The effective date of these investment options in Variable Account D is August 6, 2004.

See notes to financial statements

Sun Life (N.Y.) Variable Account D

Notes to Financial Statements - continued

(5) Unit Values

A summary of unit values and units outstanding as of December 31, 2004 and Investment Income and Total Return percentages for the period then ended, are as follows:

			Net Assets
			Applicable
		Unit	to Contract	Investment
	Units	Fair Value	Holders	Income Ratio **	Total Return ***
MFS/Sun Life Series Trust
Emerging Growth Series ("EGS")
December 31, 2004 [c]	-	$7.68	$ -	-	5.10%
Government Securities Series ("GSS")
December 31, 2004	116	12.20	1,414	-	1.70
High Yield Series ("HYS")
December 31, 2004	217	13.25	2,876	-	9.42
Total Return Series ("TRS")
December 31, 2004	-	11.98	-	-	2.11

Sun Capital Advisers Trust
Sun Capital Investment Grade Bond Fund ("SCA2")
December 31, 2004	-	12.74	-	-	3.24
Sun Capital Real Estate Fund ("SCA3")
December 31, 2004	146	21.00	3,072	-	25.15
Sun Capital Blue Chip Mid-Cap Fund ("SCA5")
December 31, 2004	-	12.65	-	-	10.11
Sun Capital Davis Venture Value Fund ("SCA7")
December 31, 2004	-	11.03	-	-	2.38
Sun Capital Value Equity Fund ("SCA9")
December 31, 2004 [b]	-	0.00	-	-	(2.72)
Sun Capital Value Mid Cap Fund ("SCA ")
December 31, 2004 [b]	-	0.00	-	-	(3.89)
Sun Capital Value Small Cap Fund ("SCB")
December 31, 2004	4	13.53	51	-	9.41
Sun Capital Neuberger Berman Mid Cap Value Fund ("SCH")
December 31, 2004 [b]	-	0.00	-	-	(1.74)
Sun Capital Neuberger Berman Mid Cap Growth Fund ("SCI")
December 31, 2004 [b]	-	0.00	-	-	(5.60)
Sun Capital Alger Growth Fund ("SCJ")
December 31, 2004 [b]	-	0.00	-	-	(3.94)
Sun Capital Alger Income and Growth Fund ("SCK")
December 31, 2004 [b]	-	0.00	-	-	(4.86)

Aim Variable Investments Insurance Funds, Inc.
V.I. Dynamics Fund ("IV1") [a]
December 31, 2004 [c]	-	8.19	-	-	(6.97)

AllianceBernstein Variable Product Series Fund, Inc.
VP Technology Portfolio ("AN2")
December 31, 2004 [c]	-	6.73	-	-	1.57
VP Growth and Income Portfolio ("AN3")
December 31, 2004	521	10.31	5,373	0.04	28.94

Fidelity Variable Insurance Products Fund
Fidelity VIP Index 500 Portfolio ("FL4")
December 31, 2004	1,075	9.69	10,418	-	8.05
Fidelity VIP Money Market Portfolio ("FL5")
December 31, 2004	138	10.57	1,458	0.62	0.58
Fidelity VIP ContrafundTM Portfolio ("FL6")
December 31, 2004	-	12.46	-	-	7.96
Fidelity VIP Overseas Portfolio ("FL7")
December 31, 2004	771	10.48	8,083	-	11.44
Fidelity VIP Growth Portfolio ("FL8")
December 31, 2004	18	8.06	147	-	(0.25)

Franklin Templeton Variable Insurance Products Trust
Franklin Templeton Growth Securities Fund ("FTG")
December 31, 2004	-	16.30	-	-	3.46
Franklin Templeton Foreign Securities Fund ("FTI")
December 31, 2004	290	16.44	4,771	-	11.69

Sun Life (N.Y.) Variable Account D

Notes to Financial Statements - continued

(5) Unit Values - continued
			Net Assets
			Applicable
		Unit	to Contract	Investment
	Units	Fair Value	Holders*	Income Ratio **	Total Return ***
PIMCO Variable Insurance Trust
PIMCO High Yield Portfolio ("PHY")
December 31, 2004	7	$14.64	100	4.43%	8.47%
PIMCO Emerging Markets Bond Portfolio ("PMB")
December 31, 2004	217	17.23	3,738	2.60	9.61
PIMCO Total Return Portfolio ("PTR")
December 31, 2004	242	11.30	2,737	1.24	4.94
PIMCO Low Duration Fund ("PLD")
December 31, 2004 [d]	1,016	10.05	10,215	0.58	0.55

Scudder VIT Funds
Scudder VIT Small Cap Index Fund ("SSC")
December 31, 2004	140	18.21	2,540	-	15.65

Dreyfus Investment Portfolios
MidCap Stock Portfolio ("DMC")
December 31, 2004 [d]	572	12.09	6,921	0.56	20.89

T. Rowe Price Equity Series, Inc.
Price Blue Chip Growth Portfolio ("TBC")
December 31, 2004 [d]	450	11.60	5,220	0.87	16.00

* The effective date of the Variable Account D investment options was October 25, 2003 however sales did not commence until April 7, 2004.

** These amounts represent the dividends, excluding distributions of capital gains, received by the Sub-Account from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses that result in the direct reduction in the unit values. The recognition of investment income by the Sub-Account is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest. Balances have been annualized for sub-accounts in existence for less than one year.

*** These amounts represent the total return for the period indicated, including changes in the value of the underlying fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total return is calculated for the period indicated or from the effective date through the end of the reporting period.

(a) Effective October 15, 2004, INVESCO Variable Investment Funds, Inc. was renamed AIM Variable Insurance Funds, Inc.. INVESCO VIF Dynamics Fund is renamed AIM V.I. Dynamics Fund.

(b) The Board of Trustees of Sun Capital Advisers Trust voted to terminate and liquidate these funds, effective August 6, 2004. Investments held in these funds on the date of liquidation were transferred to the Fidelity VIP Money Market Portfolio.

(c) On and after August 6, 2004, MFS/Sun Life Series Trust Emerging Growth Series, AIM V.I. Dynamics Fund, and AllianceBernstein VP Technology Portfolio were not open to new premiums or transfers.

(d) The effective date of these investment options in Variable Account D is August 6, 2004.

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK

(A Wholly-Owned Subsidiary of Sun Life Assurance Company of Canada (U.S.))

STATEMENTS OF OPERATIONS

(in thousands)

For the years ended December 31

	2004 - As Restated (1)	2003 - As Restated (1)	2002
Revenues

Premiums and annuity considerations	$35,006	$28,457	$20,285
Net investment income	93,870	85,302	74,847
Net realized investment gains (losses)	9,301	10,647	(7,265)
Fee and other income	13,562	13,988	11,686

Total revenues	151,739	138,394	99,553

Benefits and Expenses

Policyowner benefits	26,622	26,651	16,428
Interest credited	78,220	78,432	62,830
Other operating expenses	19,305	16,118	16,979
Amortization of deferred policy acquisition costs	5,763	7,390	8,157

Total benefits and expenses	129,910	128,591	104,394

Income (loss) before income tax expense (benefit) and cumulative effect of change in accounting principle	21,829	9,803	(4,841)

Income tax expense (benefit)
Federal	7,229	3,149	(1,710)
State	82	-	-
Income tax expense (benefit)	7,311	3,149	(1,710)

Income (loss) before cumulative effect of change in accounting principle, net of tax	14,518	6,654	(3,131)

Cumulative effect of change in accounting principle, net of tax benefit of $471	(874)	-	-

Net income (loss)	$13,644	$6,654	$(3,131)

(1) See Note 18.

The accompanying notes are an integral part of the financial statements.

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK

(A Wholly-Owned Subsidiary of Sun Life Assurance Company of Canada (U.S.))

BALANCE SHEETS

(in thousands, except share data)

	December 31, 2004 - As Restated (1)	December 31, 2003 - As Restated (1)
ASSETS

Investments:
Fixed maturity securities available-for-sale at fair value (amortized cost of $1,810,764 and $1,747,123 in 2004 and 2003, respectively)	$1,846,019	$1,796,351
Mortgage loans	136,561	107,996
Policy loans	153	274
Cash and cash equivalents	43,262	64,336

Total investments	2,025,995	1,968,957

Accrued investment income	19,244	20,070
Deferred policy acquisition costs	66,690	59,607
Goodwill	37,788	37,788
Receivable for investments sold	5,383	33,640
Reinsurance receivable	6,381	9,146
Other assets	3,637	6,558
Separate account assets	647,184	580,203

Total assets	$2,812,302	$2,715,969

LIABILITIES

Contractholder deposit funds and other policy liabilities	$1,774,281	$1,719,446
Future contract and policy benefits	49,813	48,760
Deferred federal income taxes	4,949	3,843
Payable for investments purchased	25,918	58,682
Other liabilities and accrued expenses	8,624	6,883
Separate account liabilities	647,184	580,203

Total liabilities	2,510,769	2,417,817

Commitments and contingencies - Note 17

STOCKHOLDER'S EQUITY

Common stock, $350 par value - 6,001 shares authorized;
6,001 shares issued and outstanding	2,100	2,100
Additional paid-in capital	239,963	239,963
Accumulated other comprehensive income	14,483	24,746
Retained earnings	44,987	31,343

Total stockholder's equity	301,533	298,152

Total liabilities and stockholder's equity	$2,812,302	$2,715,969

(1) See Note 18.

The accompanying notes are an integral part of the financial statements.

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK

(A Wholly-Owned Subsidiary of Sun Life Assurance Company of Canada (U.S.))

STATEMENTS OF COMPREHENSIVE INCOME

(in thousands)

For the years ended December 31

	2004 - As Restated (1)	2003 - As Restated (1)	2002

Net income (loss)	$13,644	$6,654	$(3,131)
Other comprehensive income
Net unrealized holding gains on available-for-sale
securities, net of tax and policyholder amounts	1,383	13,621	25,664
Reclassification adjustments of realized investment (gains)
losses into net income, net of tax	(11,646)	(14,191)	1,853
Other comprehensive (loss) income	(10,263)	(570)	27,517

Comprehensive income	$3,381	$6,084	$24,386

(1) See Note 18.

The accompanying notes are an integral part of the financial statements.

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK

(A Wholly-Owned Subsidiary of Sun Life Assurance Company of Canada (U.S.))

STATEMENTS OF STOCKHOLDER'S EQUITY

(in thousands)

For the years ended December 31

	Common Stock	Additional Paid-In Capital	Accumulated Other Comprehensive Income (Loss)	Retained Earnings	Total Stockholder's Equity

Balance at December 31, 2001	$2,100	$194,963	$(2,201)	$27,820	$222,682

Net loss				(3,131)	(3,131)
Other comprehensive income			27,517		27,517
Capital contribution		45,000			45,000

Balance at December 31, 2002	2,100	239,963	25,316	24,689	292,068

Net income - As Restated (1)				6,654	6,654
Other comprehensive loss			(570)		(570)

Balance at December 31, 2003 - As Restated (1)	2,100	239,963	24,746	31,343	298,152

Net income - As Restated (1)				13,644	13,644
Other comprehensive loss			(10,263)		(10,263)

Balance at December 31, 2004 - As Restated (1)	$2,100	$239,963	$14,483	$44,987	$301,533

(1) See Note 18.

The accompanying notes are an integral part of the financial statements.

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK

(A Wholly-Owned Subsidiary of Sun Life Assurance Company of Canada (U.S.))

STATEMENTS OF CASH FLOWS

(in thousands)

For the years ended December 31
	2004 - As Restated (1)	2003 - As Restated (1)	2002
Cash Flows From Operating Activities
Net income (loss)	$13,644	$6,654	$(3,131)
Adjustments to reconcile net income (loss) to net cash
provided by operating activities:
Amortization of discount and premiums	11,239	13,252	11,281
Amortization of deferred policy acquisition costs	5,763	7,390	8,157
Net realized (gains) losses on investments	(9,301)	(10,647)	7,265
Interest credited to contractholder deposit funds	78,220	78,432	62,830
Deferred federal income taxes	7,185	4,971	(1,984)
Cumulative effect of change in accounting principle, net
of tax	874	-	-
Changes in assets and liabilities:
Deferred acquisition costs	(15,086)	(28,231)	(31,994)
Accrued investment income	826	(2,720)	(5,087)
Other, net	6,549	(34,752)	17,530
Future contract and policy benefits	132	8,250	591

Net cash provided by operating activities	100,045	42,599	65,458

Cash Flows From Investing Activities
Sales, maturities and repayments of:
Available-for-sale fixed maturities	1,531,260	905,423	995,278
Equity securities	766	-	-
Mortgage loans	19,960	4,285	6,103
Purchases of:
Available-for-sale fixed maturities	(1,596,830)	(1,158,294)	(1,466,958)
Equity securities	(623)	-	-
Mortgage loans	(48,624)	(61,360)	(32,770)
Net change in payable/receivable of investments purchased
and sold	(4,507)	(47,170)	73,474
Net change in policy loans	121	(4)	143
Net change in short-term investments	-	6,390	11,367

Net cash used in investing activities	(98,477)	(350,730)	(413,363)

(1) See Note 18.

The accompanying notes are an integral part of the financial statements.

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK

(A Wholly-Owned Subsidiary of Sun Life Assurance Company of Canada (U.S.))

STATEMENTS OF CASH FLOWS (Continued)

(in thousands)

For the years ended December 31
	2004 - As Restated (1)	2003 - As Restated (1)	2002

Cash Flows From Financing Activities:
Deposits to contractholder deposit funds	$147,241	$363,764	$572,888
Withdrawals from contractholder deposit funds	(171,504)	(152,886)	(171,608)
Capital contributions	-	-	45,000
Other, net	1,621	(10,375)	10,877

Net cash (used in) provided by financing activities	(22,642)	200,503	457,157

(Decrease) increase in cash and cash equivalents	(21,074)	(107,628)	109,252

Cash and cash equivalents, beginning of year	64,336	171,964	62,712

Cash and cash equivalents, end of year	$43,262	$64,336	$171,964

Supplemental Information
Income taxes (refunded) paid	$(525)	$(2,889)	$3,292

Supplemental schedule of noncash activities:

Sun Life Insurance and Annuity Company of New York ("Sun NY Predecessor") and Keyport Benefit Life Insurance Company ("KBL") were merged on December 31, 2002, with Sun NY Predecessor as the surviving company ("the Company"). As part of the merger, the Company issued 4,001 additional shares of common stock in exchange for all the assets and liabilities of KBL. Total book value of assets acquired and liabilities assumed by the Company were $1,869.3 million and $1,652.8 million, respectively, at December 31, 2002.

(1) See Note 18.

The accompanying notes are an integral part of the financial statements.

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK

(A Wholly-Owned Subsidiary of Sun Life Assurance Company of Canada (U.S.))

NOTES TO FINANCIAL STATEMENTS

For the Years Ended December 31, 2004, 2003 and 2002

1. DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

General

On December 31, 2002, Sun Life Insurance and Annuity Company of New York ("Sun NY Predecessor"), which was a wholly-owned subsidiary of Sun Life Assurance Company of Canada (U.S.) ("Sun Life U.S."), and Keyport Benefit Life Insurance Company ("KBL"), which was a wholly-owned subsidiary of Keyport Life Insurance Company ("Keyport"), an affiliate, merged, with Sun NY Predecessor as the surviving company ("the Company"), and the Company issued 4,001 additional shares of common stock to Keyport in exchange for the assets and liabilities of KBL. As a result of the additional common stock issuance, the Company became a subsidiary of both Keyport and Sun Life U.S., with Keyport owning 67% of the common stock of the Company. The merger had no effect on the existing rights and benefits of policyholders or contract holders of either company.

The merger was accounted for under Statement of Financial Accounting Standards ("SFAS") No. 141, "Business Combinations." Under SFAS No. 141, transfers of net assets and exchanges of shares between entities under common control are recorded at their carrying amounts at the date of transfer. The financial statements of prior periods have been restated to give effect to the merger as of November 1, 2001, the date on which the predecessor companies came under common control.

On December 31, 2003, Keyport was merged with and into Sun Life U.S. with Sun Life U.S as the surviving company. Consequently, the Company is now a wholly-owned subsidiary of Sun Life U.S.

The Company is engaged in the sale of fixed and variable annuity contracts, group life, variable universal life, group stop-loss and group disability insurance contracts. These contracts are sold by insurance agents, some of whom are registered representatives of national and regional stock brokerage firms, and brokers. The Company is licensed and authorized to write all the business that was previously written by KBL and Sun NY Predecessor.

The Company is an indirect wholly-owned subsidiary of Sun Life Assurance Company of Canada - U.S. Operations Holdings, Inc. ("SLC - U.S. Ops Holdings") and is an indirect wholly-owned subsidiary of Sun Life Financial Inc. ("SLF"), a reporting company under the Securities Exchange Act of 1934. SLF and its subsidiaries are collectively referred to herein as "Sun Life Financial."

As of December 31, 2004, SLC - U.S. Ops Holdings, was a direct wholly-owned subsidiary of Sun Life Assurance Company of Canada ("SLOC"), 150 King Street West, Toronto, Ontario, Canada. SLOC is a life insurance company incorporated in 1865. As of December 31, 2004, SLOC transacted business directly or through its subsidiaries and joint ventures in all of the Canadian provinces and territories, all of the United States, the District of Columbia, Puerto Rico, the Virgin Islands, Great Britain, Ireland, Hong Kong, Bermuda, Barbados, Philippines, Indonesia, China and India. SLOC is a direct wholly-owned subsidiary of SLF.

On January 4, 2005, a reorganization was completed under which most of SLOC's asset management businesses in Canada and the United States were transferred to Sun Life Financial Corp., a newly incorporated wholly-owned subsidiary of SLF. After this reorganization, the operations remaining in SLOC consist primarily of Sun Life Financial's life, health and annuities businesses in Canada, most of its life and health businesses in the United States, and all of its operations in the United Kingdom and Asia. SLOC continues to be a direct wholly-owned subsidiary of SLF. The Company is now an indirect subsidiary of Sun Life Financial Corp., and continues to be an indirect subsidiary of SLF.

Basis of Presentation

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America ("GAAP") for stock life insurance companies.

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK

(A Wholly-Owned Subsidiary of Sun Life Assurance Company of Canada (U.S.))

NOTES TO FINANCIAL STATEMENTS

For the Years Ended December 31, 2004, 2003 and 2002

1. DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates. The most significant estimates are those used in determining fair value of financial instruments, goodwill, deferred policy acquisition costs ("DAC"), the liabilities for future policyholder benefits and other-than-temporary impairments of investment.

Financial Instruments

In the normal course of business, the Company may enter into transactions involving various types of financial instruments, including cash and cash equivalents, fixed maturity securities, mortgage loans, equity securities, debt, loan commitments and financial guarantees. These instruments involve credit risk and also may be subject to risk of loss due to interest rate fluctuation. The Company evaluates and monitors each financial instrument individually and, when appropriate, obtains collateral or other security to minimize losses.

Cash and Cash Equivalents

Cash and cash equivalents include cash, commercial paper, money market investments, and short term bank participations. All such investments have been purchased with maturities of three months or less and are considered cash equivalents for purposes of reporting cash flows.

Investments

The Company accounts for its investments in accordance with SFAS No. 115, "Accounting for Certain Investments in Debt and Equity Securities." At the time of purchase, fixed maturity securities are classified based on intent, as either held-to-maturity or available-for-sale. In order for the securities to be classified as held-to-maturity, the Company must have positive intent and ability to hold the securities to maturity. Securities held-to-maturity are stated at cost, adjusted for amortization of premiums and accretion of discounts. Securities that do not meet this criteria are classified as available-for-sale. Available-for-sale securities are carried at estimated fair value with changes in unrealized gains or losses reported as a separate component of other comprehensive income. Fair values for publicly traded securities are obtained from external market quotations. For privately placed fixed maturities, fair values are estimated by taking into account prices for publicly traded securities of similar credit risk, maturities, repayment and liquidity characteristics. The Company does not engage in trading activities. All of the Company's fixed maturity securities are classified as available-for-sale. All security transactions are recorded on a trade-date basis.

The Company's accounting policy for impairment requires recognition of an other-than-temporary impairment charge on a security if it is determined that the Company is unable to recover all amounts due under the contractual obligations of the security. Once an impairment charge has been recorded, the Company continues to review the other-than-temporarily impaired security for additional impairment, if necessary.

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK

(A Wholly-Owned Subsidiary of Sun Life Assurance Company of Canada (U.S.))

NOTES TO FINANCIAL STATEMENTS

For the Years Ended December 31, 2004, 2003 and 2002

1. DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Investments (continued)

Mortgage loans are stated at unpaid principal balances, net of provisions for estimated losses. Mortgage loans acquired at a premium or discount are carried at amortized values, net of provisions for estimated losses. Loans include commercial first mortgage loans and are diversified by property type and geographic area throughout the United States. Mortgage loans are collateralized by the related properties and generally are no more than 75% of the properties' value at the time that the original loan is made.

A loan is recognized as impaired when it is probable that the principal or interest is not collectible in accordance with the contractual terms of the loan. Measurement of impairment is based on the present value of expected future cash flows discounted at the loan's effective interest rate, or at the loan's observable market price. A specific valuation allowance is established if the fair value of the impaired loan is less than the recorded amount. Loans are also charged against the allowance when determined to be uncollectible. The allowance is based on a continuing review of the loan portfolio, past loss experience and current economic conditions, which may affect the borrower's ability to pay. While management believes that it uses the best information available to establish the allowance, future adjustments to the allowance may become necessary if economic conditions differ from the assumptions used in making the evaluation.

Policy loans are carried at the amount of the outstanding principal balance. The loans are collateralized by the respective insurance policy and do not exceed the net cash surrender value of the policy.

Realized gains and losses on the sales of investments are recognized in operations at the date of sale and are determined using the average cost method. When an impairment of a specific investment is determined to be other-than-temporary, a realized investment loss is recorded. Changes in the provision for estimated losses on mortgage loans are included in net realized investment gains and losses.

Income on investments is recorded on the accrual basis. Investments are placed in a non-accrual status when management believes that the borrower's financial condition, after giving consideration to economic and business conditions and collection efforts, is such that collection of principal and interest is doubtful. When an investment is placed in non-accrual status, all interest previously accrued is reversed against current period interest income. Interest accruals are resumed on such investments only when they are brought fully current with respect to principal and interest, have performed on a sustained basis for a reasonable period of time, and when, in the judgment of management, the investments are estimated to be fully collectible as to both principal and interest.

Deferred Policy Acquisition Costs

Acquisition costs consist of commissions, underwriting and other costs that vary with and are primarily related to the production of new business. Acquisition costs related to investment-type contracts, primarily deferred annuity and guaranteed investment contracts, are deferred and amortized with interest in proportion to the present value of estimated gross profits to be realized over the estimated lives of the contracts. Estimated gross profits are composed of net investment income, net realized investment gains and losses, life and variable annuity fees, surrender charges and direct variable administrative expenses. This amortization is reviewed periodically and adjusted retrospectively by a cumulative charge or credit to current operations when the Company revises the actual profits and its estimate of future gross profits to be realized from investment-type contracts, including realized and unrealized gains and losses from investments.

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK

(A Wholly-Owned Subsidiary of Sun Life Assurance Company of Canada (U.S.))

NOTES TO FINANCIAL STATEMENTS

For the Years Ended December 31, 2004, 2003 and 2002

1. DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Deferred Policy Acquisition Costs (continued)

Although realization of deferred policy acquisition cost ("DAC") is not assured, the Company believes it is more likely than not that all of these costs will be realized. The amount of DAC considered realizable, however, could be reduced in the near term if the estimates of gross profits discussed above are reduced.

Other Assets

Property, equipment, and leasehold improvements, which are included in other assets, are stated at cost, less accumulated depreciation and amortization. Depreciation is provided using the straight-line or accelerated method over the estimated useful lives of the related assets, which generally range from 3 to 10 years. Amortization of leasehold improvements is provided using the straight-line method over the lesser of the term of the lease or the estimated useful life of the improvements.

Policy liabilities and accruals

Future contract and policy benefits are liabilities for traditional life, disability, stop-loss and annuity products. Such liabilities are established in amounts adequate to meet the estimated future obligations of policies in force. The liabilities associated with traditional life insurance, annuity and disability insurance products are computed using the net level premium method based on assumptions about future investment yields, mortality, morbidity and persistency. The assumptions used are based upon the Company's experience and industry standards.

Contractholder deposit funds consist of policy values that accrue to the holders of investment-related products, such as deferred annuities and guaranteed investment contracts. The liabilities consist of net deposits and interest credited less administrative charges. The liability is before the deduction of any applicable surrender charges.

Other policy liabilities include liabilities for policy and contract claims. These amounts consist of the estimated amount payable for claims reported but not yet settled and an estimate of claims incurred but not reported. The amount reported is based upon historical experience, adjusted for trends and current circumstances. Management believes that the recorded liability is sufficient to provide for the associated claims adjustment expenses. Revisions of these estimates are included in operations in the year such refinements are made.

Revenue and Expenses

Premiums for traditional individual life and annuity products are considered revenue when due. Premiums related to group disability insurance and stop-loss are recognized as revenue pro-rata over the contract period. The unexpired portion of these premiums is recorded as unearned premiums. Revenue from investment-related products includes charges for cost of insurance (mortality), initiation and administration of the policy, and surrender charges. Revenue is recognized when the charges are assessed, except that any portion of an assessment that relates to services to be provided in future years is deferred and recognized over the period during which the services are provided.

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK

(A Wholly-Owned Subsidiary of Sun Life Assurance Company of Canada (U.S.))

NOTES TO FINANCIAL STATEMENTS

For the Years Ended December 31, 2004, 2003 and 2002

1. DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Revenue and Expenses (continued)

Benefits and expenses related to traditional life, annuity, and disability contracts, including group policies and stop-loss, are recognized when incurred in a manner designed to match them with related premium revenue and spread income to be recognized over the expected policy lives. For investment-type contracts, benefits include death benefits in excess of account values, which are recognized as incurred.

Operating Expenses

Operating expenses primarily represent allocated compensation and general and administrative expenses. Management believes intercompany expenses are calculated on a reasonable basis; however, these amounts may not necessarily be indicative of the costs that would be incurred if the Company operated on a stand-alone basis.

Income Taxes

For 2004, the Company will file a stand-alone federal income tax return, as it did in 2003. For 2002, the Company filed a federal income tax return as part of a consolidated tax return with certain affiliates. Taxes are computed under SFAS No. 109, "Accounting for Income Taxes." Deferred income taxes are generally recognized when assets and liabilities have different values for financial statement and tax reporting purposes, and for other temporary taxable and deductible differences as defined by SFAS No. 109. These differences result primarily from policy reserves, policy acquisition expenses and unrealized gains or losses on investments.

Separate Accounts

The Company has established separate accounts applicable to various classes of contracts providing for variable benefits and they are generally not subject to liabilities that arise from any other business of the Company. Separate account assets are subject to general account claims only to the extent the value of such assets exceeds the separate account liabilities. Contracts for which funds are invested in separate accounts include variable life insurance and individual qualified and non-qualified variable annuity contracts. Assets and liabilities of the separate accounts, representing net deposits and accumulated net investment earnings, less fees, held primarily for the benefit of contractholders, are shown as separate captions in the financial statements. Assets held in the separate accounts are carried at market value and the investment risk of such securities is retained by the policyholder.

Reclassification

Certain amounts in the prior years' financial statements have been reclassified to conform to the 2004 presentation.

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK

(A Wholly-Owned Subsidiary of Sun Life Assurance Company of Canada (U.S.))

NOTES TO FINANCIAL STATEMENTS

For the Years Ended December 31, 2004, 2003 and 2002

1. DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

New Accounting Pronouncements

On January 1, 2004, the Company adopted the American Institute of Certified Public Accountants' (the "AICPA") Statement of Position 03-1, "Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts" ("SOP 03-1"). The major provisions of SOP 03-1 that affect the Company require:
o	Establishment of reserves primarily related to death benefit and income benefit guarantees provided under variable annuity contracts; and

o	Deferral of sales inducements that meet certain criteria, and amortization using the same method used for DAC.

Effects of Adoption

The cumulative effect, reported after tax and net of related effects on DAC, upon adoption of SOP 03-1 at January 1, 2004, decreased net income and stockholder's equity by $0.9 million. The reduction in net income was comprised of an increase in benefit reserves (primarily for variable annuity contracts) of $0.9 million, pretax, and a decrease in DAC of $0.5 million, pretax.

In October 2004, the AICPA issued a technical bulletin on financial accounting and reporting issues related to SOP 03-1. Upon adoption of the guidance in the technical bulletin, the Company restated the amount of the cumulative effect of change in accounting principle in the accompanying financial statements from the amount previously reported in earlier quarters ($0.2 million). The previously reported 2004 quarterly unaudited financial information has also been restated in Item 8 of this Form 10-K/A to reflect the implementation of the technical bulletin provisions.

Liabilities for contract guarantees

The Company offers various guarantees to certain policyholders including a return of no less than (a) total deposits made on the contract less any customer withdrawals, (b) total deposits made on the contract less any customer withdrawals plus a minimum return, or (c) the highest contract value on a specified anniversary date minus any customer withdrawals following the contract anniversary. These guarantees include benefits that are payable in the event of death, upon annuitization, or at specified dates during the accumulation period of an annuity.

The table below represents information regarding the Company's variable annuity contracts with guarantees at December 31, 2004 (in 000's):

Benefit Type	Account balance	Net Amount at Risk	Average Attained Age
Minimum Death	$808,750	$66,329	63.7
Minimum Income	$-	$-	-
Minimum Accumulation or Withdrawal	$45,229	$-	58.3

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK

(A Wholly-Owned Subsidiary of Sun Life Assurance Company of Canada (U.S.))

NOTES TO FINANCIAL STATEMENTS

For the Years Ended December 31, 2004, 2003 and 2002

1. DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Liabilities for contract guarantees (continued)

The following summarizes the reserve for the guaranteed minimum death benefit at December 31, 2004 (in 000's):

Guaranteed Minimum Death Benefit
Balance at January 1, 2004	$921

Incurred guaranteed benefits	345
Paid guaranteed benefits	(761)
Interest	28

Balance at December 31, 2004	$533

The Company did not have a liability for guaranteed minimum income benefits or any asset or liability associated with the guaranteed minimum accumulation or withdrawal benefits as of January 1, 2004. The guaranteed minimum accumulation or withdrawal benefit was a $0.2 million receivable at December 31, 2004.

Other Accounting Pronouncements

Effective December 31, 2003, the Company adopted the disclosure requirements of Emerging Issues Task Force ("EITF") Issue No. 03-1, "The Meaning of Other-Than-Temporary Impairment and Its Application to Certain Investments." As a result, disclosures are required for unrealized losses on fixed maturity and equity securities accounted for under SFAS No. 115, "Accounting for Certain Investment in Debt and Equity Securities," that are classified as either available-for-sale or held-to-maturity.

The disclosure requirements include quantitative information regarding the aggregate amount of unrealized losses and the associated fair value of the investments in an unrealized loss position, segregated into time periods for which the investments have been in an unrealized loss position. EITF No. 03-1 also requires certain qualitative disclosures about holdings with unrealized losses in order to provide additional information that the Company considered in concluding that the unrealized losses were not other-than-temporary. For further discussion, see disclosures in Note 4.

On November 29, 2004, the AICPA issued a proposed Statement of Position ("SOP"), "Accounting by Insurance Enterprises for Deferred Acquisition Costs on Internal Replacements." The proposed SOP provides guidance on accounting by insurance companies for DAC on internal replacements other than those specifically described in SFAS No. 97, "Accounting and Reporting by Insurance Enterprises for Certain Long-Duration Contracts and for Realized Gains and Losses from the Sale of Investments." The proposed SOP is effective for fiscal years beginning after December 15, 2005. The Company is in the process of evaluating the provisions of the proposed SOP and its impact on the Company's financial position and results of operations.

2. GOODWILL

Goodwill represents the difference between the purchase price paid and the fair value of the net assets acquired in connection with the acquisition of KBL. In accordance with SFAS No. 142, "Goodwill and Other Intangible Assets," goodwill is tested for impairment on an annual basis. The Company completed the required impairment tests of goodwill during the second quarter of 2004 and concluded that it was not impaired.

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK

(A Wholly-Owned Subsidiary of Sun Life Assurance Company of Canada (U.S.))

NOTES TO FINANCIAL STATEMENTS

For the Years Ended December 31, 2004, 2003 and 2002

3. SIGNIFICANT TRANSACTIONS WITH AFFILIATES

The Company has agreements with Sun Life U.S. and certain affiliates, under which the Company receives, as requested, certain investment and administrative services on a cost reimbursement basis. Expenses under these agreements amounted to approximately $11.5 million, $11.1 million and $7.6 million for the years ended December 31, 2004, 2003 and 2002, respectively.

In 2002, the Company received $14.9 million of additional capital contributions from Sun Life U.S. and $30.1 million of additional capital contributions from Keyport.

The Company had $1.3 million and $4.0 million due to related parties at December 31, 2004 and 2003, respectively, and $5.3 million and $4.4 million due from related parties at December 31, 2004 and 2003, respectively.

During 2004 and 2003, the Company paid $1.0 million and $0.1 million, respectively, in commission fees to an affiliate, Sun Life Financial Distributors, Inc., formerly known as MFS/Sun Life Financial Distributors, Inc.

During 2004, 2003 and 2002 the Company paid $2.5 million, $3.1 million and $1.2 million, respectively, in commission fees to Independent Financial Marketing Group, Inc., an affiliate.

As more fully described in Note 8, the Company has been involved in several reinsurance transactions with SLOC.

As more fully described in Note 9, the Company participates in a pension plan and other post-retirement benefits plan sponsored by Sun Life U.S.

Management believes intercompany revenues and expenses are calculated on a reasonable basis; however, these amounts may not necessarily be indicative of the costs that would be incurred if the Company operated on a stand-alone basis.

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK

(A Wholly-Owned Subsidiary of Sun Life Assurance Company of Canada (U.S.))

NOTES TO FINANCIAL STATEMENTS

For the Years Ended December 31, 2004, 2003 and 2002

4. INVESTMENTS

Fixed Maturities

The amortized cost and fair value of the Company's fixed maturities were as follows (in 000's):
	December 31, 2004
		Gross	Gross
	Amortized	Unrealized	Unrealized	Estimated
	Cost	Gains	(Losses)	Fair Value
Available-for-sale fixed maturities:
Non-Corporate Securities
Asset backed and mortgage backed securities	$279,949	$3,589	$(1,646)	$281,892
Foreign government & agency securities	6,682	608	-	7,290
U.S. treasury & agency securities	74,747	333	(190)	74,890
Total Non-Corporate Securities	361,378	4,530	(1,836)	364,072
Corporate Securities
Basic industry	12,369	702	-	13,071
Capital goods	93,749	2,657	(209)	96,197
Communications	165,978	4,707	(1,005)	169,680
Consumer cyclical	192,745	4,895	(558)	197,082
Consumer noncyclical	50,500	2,251	(54)	52,697
Energy	63,571	3,380	(106)	66,845
Finance	557,305	9,099	(1,451)	564,953
Technology	12,393	508	(153)	12,748
Transportation	61,654	1,365	(1,214)	61,805
Utilities	187,949	7,293	(443)	194,799
Other	51,173	1,220	(323)	52,070
Total Corporate Securities	1,449,386	38,077	(5,516)	1,481,947
Total available-for-sale fixed maturities	$1,810,764	$42,607	$(7,352)	$1,846,019

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK

(A Wholly-Owned Subsidiary of Sun Life Assurance Company of Canada (U.S.))

NOTES TO FINANCIAL STATEMENTS

For the Years Ended December 31, 2004, 2003 and 2002

4. INVESTMENTS (continued)
	December 31, 2003
		Gross	Gross
	Amortized	Unrealized	Unrealized	Estimated
	Cost	Gains	(Losses)	Fair Value
Available-for-sale fixed maturities:
Non-Corporate Securities
Asset backed and mortgage backed securities	$313,303	$5,751	$(5,152)	$313,902
Foreign government & agency securities	7,859	393	(2)	8,250
U.S. treasury & agency securities	92,543	1,006	(2)	93,547
Total Non-Corporate Securities	413,705	7,150	(5,156)	415,699
Corporate Securities
Basic industry	38,944	1,827	(5)	40,766
Capital goods	68,563	4,540	(119)	72,984
Communications	133,742	4,807	(990)	137,559
Consumer cyclical	166,590	8,824	(50)	175,364
Consumer noncyclical	50,813	1,740	(36)	52,517
Energy	64,584	3,746	(161)	68,169
Finance	405,646	13,246	(1,028)	417,864
Technology	19,426	644	-	20,070
Transportation	50,293	1,380	(1,925)	49,748
Utilities	265,091	11,386	(1,771)	274,706
Other	69,726	1,581	(402)	70,905
Total Corporate Securities	1,333,418	53,721	(6,487)	1,380,652
Total available-for-sale fixed maturities	$1,747,123	$60,871	$(11,643)	$1,796,351

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK

(A Wholly-Owned Subsidiary of Sun Life Assurance Company of Canada (U.S.))

NOTES TO FINANCIAL STATEMENTS

For the Years Ended December 31, 2004, 2003 and 2002

4. INVESTMENTS (Continued)

The amortized cost and estimated fair value by maturity periods for fixed maturities are shown below (in 000's). Actual maturities may differ from contractual maturities on asset-backed securities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties, or the Company may have the right to put or sell the obligations back to the issuers.
	December 31, 2004
	Amortized Cost	Fair Value
Maturities of available-for-sale fixed securities:
Due in one year or less	$148,590	$149,548
Due after one year through five years	629,455	638,841
Due after five years through ten years	435,073	448,305
Due after ten years	317,697	327,433
Subtotal	1,530,815	1,564,127
Asset-backed securities	279,949	281,892
Total	$1,810,764	$1,846,019

Gross gains of $17.5 million, $14.0 million and $5.9 million, and gross losses of $7.5 million, $2.6 million and $8.5 million were realized on the voluntary sale of fixed maturities for the years ended December 31, 2004, 2003 and 2002, respectively.

Fixed maturities with an amortized cost of approximately $0.4 million at December 31, 2004 and 2003, respectively, were on deposit with governmental authorities as required by law.

As of December 31, 2004, 96.0% of the Company's fixed maturities were investment grade. Investment grade securities are those that are rated "BBB" or better by nationally recognized rating agencies. During 2004, 2003 and 2002, the Company incurred realized losses totaling $0.7 million, $1.1 million, and $4.8 million, respectively, for other-than-temporary impairments. During 2004, 2003 and 2002, $0.1 million, $0.3 million and $0.2 million, respectively, of the prior years' losses were recovered through disposition and are included in realized gains.

The Company has discontinued the accrual of income on several of its holdings for issuers that are in default. The termination of accrual accounting on these holdings reduced income by $38,000, $198,000, and $98,000 for the years ended December 31, 2004, 2003 and 2002, respectively.

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK

(A Wholly-Owned Subsidiary of Sun Life Assurance Company of Canada (U.S.))

NOTES TO FINANCIAL STATEMENTS

For the Years Ended December 31, 2004, 2003 and 2002

4. INVESTMENTS (Continued)

The gross unrealized losses and fair value of investments, which have been deemed to be temporarily impaired, aggregated by investment category, number of securities and length of time that securities have been in an unrealized loss position at December 31, 2004 is as follows (in 000's):
Less than 12 months				12 months or more			Total
		Fair Value	Unrealized Losses		Fair Value	Unrealized Losses		Fair Value	Unrealized Losses
Non-Corporate Securities
Asset backed and mortgage backed securities	26	$ 86,923	$ (521)	4	$ 5,269	$ (1,125)	30	$ 92,192	$ (1,646)
U.S. treasury & agency securities	8	66,621	(190)	-	-	-	8	66,621	(190)
Total Non-Corporate Securities	34	153,544	(711)	4	5,269	(1,125)	38	158,813	(1,836)
Corporate Securities
Basic industry	1	1,075	(1)	-	-	-	1	1,075	(1)
Capital goods	5	22,048	(155)	2	2,518	(54)	7	24,566	(209)
Communications	11	31,065	(713)	3	7,086	(292)	14	38,151	(1,005)
Consumer cyclical	11	48,527	(558)	-	-	-	11	48,527	(558)
Consumer noncyclical	3	4,015	(54)	-	-	-	3	4,015	(54)
Energy	2	1,932	(29)	1	1,668	(77)	3	3,600	(106)
Finance	32	164,847	(1,005)	8	13,728	(446)	40	178,575	(1,451)
Technology	1	6,847	(152)	-	-	-	1	6,847	(152)
Transportation	2	10,265	(59)	16	8,407	(1,155)	18	18,672	(1,214)
Utilities	7	28,840	(319)	3	3,910	(124)	10	32,750	(443)
Other	2	5,585	(140)	1	9,304	(183)	3	14,889	(323)
Total Corporate Securities	77	325,046	(3,185)	34	46,621	(2,331)	111	371,667	(5,516)
Total fixed maturities available-for-sale	111	$ 478,590	$ (3,896)	38	$ 51,890	$ (3,456)	149	$ 530,480	$ (7,352)

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK

(A Wholly-Owned Subsidiary of Sun Life Assurance Company of Canada (U.S.))

NOTES TO FINANCIAL STATEMENTS

For the Years Ended December 31, 2004, 2003 and 2002

4. INVESTMENTS (Continued)

The gross unrealized losses and fair value of investments, which have been deemed to be temporarily impaired, aggregated by investment category, number of securities and length of time that securities have been in an unrealized loss position at December 31, 2003 is as follows (in 000's):
	Less than 12 months			12 months or more			Total
		Fair Value	Unrealized Losses		Fair Value	Unrealized Losses		Fair Value	Unrealized Losses
Non-Corporate Securities
Asset backed and mortgage backed securities	20	$ 35,744	$ (1,637)	7	$ 8,817	$ (3,515)	27	$ 44,561	$ (5,152)
Foreign government & agency securities	1	181	(1)	-	-	-	1	181	(1)
U.S. treasury & agency securities	1	21,240	(2)	-	-	-	1	21,240	(2)
Total Non-Corporate Securities	22	57,165	(1,640)	7	8,817	(3,515)	29	65,982	(5,155)
Corporate Securities
Basic industry	2	211	(5)	-	-	-	2	211	(5)
Capital goods	3	6,469	(119)	-	-	-	3	6,469	(119)
Communications	13	32,287	(990)	-	-	-	13	32,287	(990)
Consumer cyclical	4	11,655	(50)	-	-	-	4	11,655	(50)
Consumer noncyclical	6	4,541	(36)	-	-	-	6	4,541	(36)
Energy	3	5,755	(161)	-	-	-	3	5,755	(161)
Finance	20	38,648	(751)	6	20,658	(278)	26	59,306	(1,029)
Transportation	16	14,608	(805)	3	5,330	(1,119)	19	19,938	(1,924)
Utilities	17	56,334	(1,399)	3	5,775	(372)	20	62,109	(1,771)
Other	5	27,202	(395)	1	246	(8)	6	27,448	(403)
Total Corporate Securities	89	197,710	(4,711)	13	32,009	(1,777)	102	229,719	(6,488)
Total fixed maturities available-for-sale	111	$ 254,875	$ (6,351)	20	$ 40,826	$ (5,292)	131	$ 295,701	$ (11,643)

The Company has a comprehensive process in place to identify potential problem securities that could have an impairment that is other-than-temporary. At the end of each quarter, all securities with an unrealized loss for more than six months are reviewed. An analysis is undertaken to determine whether this decline in market value is other-than-temporary. The Company's process focuses on issuer operating performance as well as overall industry and market conditions. Any deterioration in operating performance is assessed relative to the impact on issuer financial ratios, including leverage and coverage measures specific to an industry and relative to any investment covenants. Additionally, the Company's analysis assesses each issuer's ability to service its debts in a timely fashion, the length of time the security has been in an unrealized loss position, rating agency actions, and any other key developments. The Company has a Credit Committee that includes members from its Investment, Finance and Actuarial functions. The Credit Committee meets and reviews the results of the Company's impairment analysis on a quarterly basis.

Mortgage loans

The Company invests in commercial first mortgage loans throughout the United States. Investments are diversified by property type and geographic area.

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK

(A Wholly-Owned Subsidiary of Sun Life Assurance Company of Canada (U.S.))

NOTES TO FINANCIAL STATEMENTS

For the Years Ended December 31, 2004, 2003 and 2002

4. INVESTMENTS (Continued)

Mortgage loans

Mortgage loans are collateralized by the related properties and generally are no more than 75% of the properties' value at the time that the original loan is made.

The Company monitors the condition of the mortgage loans in its portfolio. In those cases where mortgages have been restructured, appropriate allowances for losses have been made. In those cases where, in management's judgment, the mortgage loan's value has been impaired, appropriate losses are recorded. The Company had no restructured mortgage loans at December 31, 2004 and 2003, respectively.

Mortgage loans comprised the following property types and geographic regions (in 000's):

	December 31,
Property Type:	2004	2003
Office building	$44,882	$45,630
Residential	1,552	1,591
Retail	55,231	37,022
Industrial/warehouse	29,016	15,950
Other	6,116	7,884
Valuation allowance	(236)	(81)

Total	$136,561	$107,996

	December 31,
Geographic region:	2004	2003
Arizona	$7,082	$6,727
California	10,525	5,150
Colorado	6,047	6,174
Delaware	11,925	8,814
Florida	21,480	15,915
Georgia	6,134	790
Indiana	6,727	6,221
Maryland	4,823	7,830
Michigan	426	471
Minnesota	2,760	2,838
Missouri	2,335	1,294
Nevada	1,243	-
New Jersey	2,720	2,800
New York	7,382	6,657
North Carolina	2,383	-
Ohio	12,500	7,291
Pennsylvania	14,957	16,136
Texas	6,414	4,775
Utah	2,851	1,869
Virginia	4,056	4,200
Other	2,027	2,125
Valuation allowance	(236)	(81)

Total	$136,561	$107,996

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK

(A Wholly-Owned Subsidiary of Sun Life Assurance Company of Canada (U.S.))

NOTES TO FINANCIAL STATEMENTS

For the Years Ended December 31, 2004, 2003 and 2002

4. INVESTMENTS (Continued)

At December 31, 2004, scheduled mortgage loan maturities were as follows (in 000's):

2005	$-
2006	-
2007	9,397
2008	5,065
2009	388
Thereafter	121,711
Total	$136,561

Actual maturities could differ from contractual maturities because borrowers may have the right to prepay obligations, with or without prepayment penalties, and loans may be refinanced.

The Company has made commitments of mortgage loans on real estate and other loans into the future. The outstanding commitments for these mortgages amounted to $2.6 million and $18.6 million at December 31, 2004 and 2003, respectively.

5. NET REALIZED INVESTMENT GAINS AND LOSSES

Net realized investment gains (losses) consisted of the following for the years ended December 31 (in 000's):

	2004	2003	2002

Fixed maturities	$ 9,916	$ 11,421	$ (2,641)
Mortgage loans	(155)	-	-
Short-term investments	143	1	3
Other than temporary declines	(689)	(1,122)	(4,837)
Sales of impaired assets	86	347	210
Total	$ 9,301	$ 10,647	$ (7,265)

6. NET INVESTMENT INCOME

Net investment income consisted of the following for the years ended December 31 (in 000's):

	2004	2003	2002

Fixed maturities	$ 86,999	$ 82,165	$ 72,786
Mortgage loans	7,982	4,693	2,640
Other	295	38	139
Gross investment income	95,276	86,896	75,565
Less: Investment expenses	1,406	1,594	718
Net investment income	$ 93,870	$ 85,302	$ 74,847

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK

(A Wholly-Owned Subsidiary of Sun Life Assurance Company of Canada (U.S.))

NOTES TO FINANCIAL STATEMENTS

For the Years Ended December 31, 2004, 2003 and 2002

7. FAIR VALUE OF FINANCIAL INSTRUMENTS

The following table presents the carrying amounts and estimated fair values of the Company's financial instruments at December 31 (in 000's):

	2004		2003
	Carrying	Estimated	Carrying	Estimated
	Amount	Fair Value	Amount	Fair Value
Financial assets:
Cash and cash equivalents	$ 43,262	$ 43,262	$ 64,336	$ 64,336
Fixed maturities	1,846,019	1,846,019	1,796,351	1,796,351
Mortgages	136,561	142,819	107,996	113,644
Policy loans	153	153	274	274
Separate account assets	647,184	647,184	580,203	580,203

Financial liabilities:
Contractholder deposit funds	1,774,281	1,701,333	1,719,446	1,644,520
Separate account liabilities	647,184	647,184	580,203	580,203

The fair values of cash and cash equivalents are estimated to be cost plus accrued interest. The fair values of short-term bonds are estimated to be amortized cost. The fair values of publicly traded fixed maturities are based upon market prices or dealer quotes. For privately placed fixed maturities, fair values are estimated by taking into account prices for publicly traded securities of similar credit risk, maturity, repayment and liquidity characteristics. The fair values of mortgage loans are estimated by discounting future cash flows using current rates at which similar loans would be made to borrowers with similar credit ratings and for the same remaining maturities. The estimated fair value of assets held in separate accounts is based on quoted market prices. The fair value of liabilities related to separate accounts is the amount payable on demand, which excludes surrender charges.

Policy loans are stated at unpaid principal balances, which approximate fair value.

The fair values of the Company's contractholder deposits under investment-type contracts (insurance, annuity and pension contracts that do not involve mortality or morbidity risks) are estimated using discounted cash flow analyses or surrender values based on interest rates currently being offered for similar contracts with maturities consistent with those remaining for all contracts being valued. Those contracts that are deemed to have short-term guarantees have a carrying amount equal to the estimated market value.

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK

(A Wholly-Owned Subsidiary of Sun Life Assurance Company of Canada (U.S.))

NOTES TO FINANCIAL STATEMENTS

For the Years Ended December 31, 2004, 2003 and 2002

8. REINSURANCE

The Company had an agreement with SLOC whereby SLOC reinsured the mortality risks of the Company's group life insurance contracts. Under this agreement, certain death benefits were reinsured on a yearly renewable term basis. The agreement provided that SLOC would reinsure the mortality risks in excess of $50,000 per claim for group life contracts ceded by the Company. The treaty was commuted effective December 31, 2004.

The Company had an agreement with SLOC whereby SLOC reinsured morbidity risks of a block of the Company's group long-term disability contracts. The treaty was commuted effective December 31, 2004.

The Company has an agreement with an unrelated company whereby the unrelated company reinsures the mortality risks of the Company's group life contracts. Under this agreement, certain group life mortality benefits are reinsured on a yearly renewable term basis. The agreement provides that the unrelated company will reinsure amounts above $700,000 per claim for group life contracts ceded by the Company.

The Company has an agreement with an unrelated company whereby the unrelated company reinsures the morbidity risks of the Company's group long-term disability contracts. Under this agreement, certain long-term disability benefits are reinsured on a yearly renewable term basis. The agreement provides that the unrelated company will reinsure amounts above $4,000 per claim per month for long-term disability contracts ceded by the Company.

The Company has an agreement with an unrelated company whereby the unrelated company reinsures the morbidity risks of the Company's group stop-loss contracts. Under this agreement, certain stop-loss benefits are reinsured on a yearly renewable term basis. The agreement provides that the unrelated company will reinsure specific claims for amounts above $1,000,000 per claim for medical stop-loss contracts ceded by the Company.

The effects of reinsurance were as follows (in 000's):

	For the Years Ended December 31,
	2004	2003	2002

Insurance premiums:
Direct	$37,251	$33,418	$25,900
Ceded - Affiliated	-	3,468	4,133
Ceded - Non-affiliated	2,245	1,493	1,482
Net Premiums	$35,006	$28,457	$20,285

Insurance and other individual policy benefits and claims
Direct	$29,412	$31,276	$19,644
Ceded - Affiliated	1,493	3,775	2,858
Ceded - Non-affiliated	1,297	850	358
Net policy benefits and claims	$26,622	$26,651	$16,428

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK

(A Wholly-Owned Subsidiary of Sun Life Assurance Company of Canada (U.S.))

NOTES TO FINANCIAL STATEMENTS

For the Years Ended December 31, 2004, 2003 and 2002

8. REINSURANCE (Continued)

The Company is contingently liable for the portion of the policies reinsured under each of its existing reinsurance agreements in the event the reinsurance companies are unable to pay their portion of any reinsured claim. Management believes that any liability from this contingency is unlikely. However, to limit the possibility of such losses, the Company periodically evaluates the financial condition of its reinsurers and monitors concentration of credit risk.

9. RETIREMENT PLANS

Pension Plan

The Company participates in a non-contributory defined benefit pension plan that is sponsored by Sun Life U.S., which is directly liable for the related obligations. Benefits under the plan are based on years of service and employees' average compensation. The Company is allocated a portion of the pension plan expenses. The allocated expenses were $25,000, $41,000 and $14,000 for the years ended December 31, 2004, 2003 and 2002, respectively.

The Company participates in a 401(K) plan sponsored by Sun Life U.S. for which substantially all employees of at least age 21 are eligible at date of hire. Under the plan, employer contributions are matched up to a specified amount of the employee's contributions to the plan. The Company's portion of this employer contribution was $19,000, $23,000 and $15,700 for the years ended December 31, 2004, 2003 and 2002, respectively.

Other Post-Retirement Benefit Plans

The Company participates in a plan sponsored by Sun Life U.S. that provides certain health, dental and life insurance benefits ("post-retirement benefits") for retired employees and dependents. Substantially all employees of the participating companies may become eligible for these benefits if they reach normal retirement age, or retire early upon satisfying an alternate age plus service condition. Life insurance benefits are generally set at a fixed amount. The Company is allocated a portion of these post-retirement benefit plans expenses. The allocated expenses were $13,000, $4,000 and $11,000 for the years ended December 31, 2004, 2003 and 2002, respectively.

10. FEDERAL INCOME TAXES

For 2004, the Company will file a stand-alone federal income tax return, as it did for 2003. In 2007, and periods thereafter, the Company will file a consolidated tax return with SLC - U.S. Ops Holdings, an affiliate. For periods prior to 2003, the Company participated in a consolidated tax return with certain affiliates; however, federal income taxes were calculated as if the Company was filing a separate federal income tax return. A summary of the components of federal income tax expense (benefit) in the statements of operations for the years ended December 31, was as follows (in 000's):

	2004 Restated	2003 Restated	2002
Federal income tax expense (benefit):
Current	$124	$(1,996)	$274
Deferred	7,105	5,145	(1,984)

Total	$7,229	$3,149	$(1,710)

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK

(A Wholly-Owned Subsidiary of Sun Life Assurance Company of Canada (U.S.))

NOTES TO FINANCIAL STATEMENTS

For the Years Ended December 31, 2004, 2003 and 2002

10. FEDERAL INCOME TAXES (continued)

Federal income taxes attributable to operations are different from the amounts determined by multiplying income before federal income taxes by the expected federal income tax rate of 35%. The Company's effective rate differed from the federal income tax rate as follows (in 000's):

	2004 Restated	2003 Restated	2002

Expected federal income tax expense (benefit)	$7,640	$3,431	$(1,695)
Other	(411)	(282)	(15)

Federal income tax expense (benefit)	$7,229	$3,149	$(1,710)

The net deferred income tax liability represents the tax effects of temporary differences between the carrying amounts of assets and liabilities used for financial reporting purposes and the amounts used for income tax purposes. The components of the Company's deferred tax assets and liabilities as of December 31 were as follows (in 000's):

	2004 Restated	2003 Restated

Deferred tax assets:
Actuarial liabilities	$24,794	$21,583
Net operating loss	1,357	4,856
Total deferred tax assets	26,151	26,439

Deferred tax liabilities:
Investments, net	(13,705)	(17,033)
Deferred policy acquisition costs	(13,488)	(10,513)
Other	(3,907)	(2,736)

Total deferred tax liabilities	(31,100)	(30,282)
Net deferred tax liabilities	$(4,949)	$(3,843)

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK

(A Wholly-Owned Subsidiary of Sun Life Assurance Company of Canada (U.S.))

NOTES TO FINANCIAL STATEMENTS

For the Years Ended December 31, 2004, 2003 and 2002

10. FEDERAL INCOME TAXES (Continued)

For periods prior to 2003, payments were made under certain tax sharing agreements with affiliates that required each company to calculate its liability as if it filed a separate return. Sun NY Predecessor had cash payments to Sun Life U.S. for federal income taxes of approximately $2.7 million for the year ended December 31, 2002 and had cash received of approximately $2.0 million for the year ended December 31, 2003. Similarly, KBL paid approximately $0.6 million to Keyport for federal income taxes for the year ended December 31, 2002 and received approximately $1.0 million from Keyport for the year ended December 31, 2003. At December 31, 2004, the Company had $3.9 million of net operating loss carryforwards which will expire, if unused, in 2017.

The Company's federal income tax returns are routinely audited by the Internal Revenue Service ("IRS"), and provisions are made in the financial statements in anticipation of the results of these audits.  Sun NY Predecessor is currently under audit by the IRS for the years 2001 through 2002.  In the Company's opinion, adequate tax liabilities have been established for all years and any adjustments that might be required for the years under audit will not have a material effect on the Company's financial statements.  However, the amounts of these tax liabilities could be revised in the future if estimates of the Company's ultimate liability are revised.

11. LIABILITY FOR UNPAID CLAIMS AND CLAIMS ADJUSTMENT EXPENSES

Activity in the liability for unpaid claims and claims adjustment expenses related to the stop-loss, group life and group disability products is summarized below (in 000's):

2004

2003

Balance at January 1

$

31,337

$

24,294

Less reinsurance receivable

(9,146)

(6,621)

Net balance at January 1

22,191

17,673

Incurred related to:

Current year

20,889

14,711

Prior years

910

(69)

Total incurred

21,799

14,642

Paid losses related to:

Current year

(12,009)

(5,867)

Prior years

(5,791)

(4,258)

Total paid

(17,800)

(10,125)

Balance at December 31

32,571

31,337

Less reinsurance receivable

(6,381)

(9,146)

Net balance at December 31

$

26,190

$

22,191

The Company regularly updates its estimates of liabilities for unpaid claims and claims adjustment expenses as new information becomes available and further events occur which may impact the resolution of unsettled claims for its group disability line of business.  Changes in prior estimates are recorded in results of operations in the year such changes are determined to be needed.

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK

(A Wholly-Owned Subsidiary of Sun Life Assurance Company of Canada (U.S.))

NOTES TO FINANCIAL STATEMENTS

For the Years Ended December 31, 2004, 2003 and 2002

12. DEFERRED POLICY ACQUISITION COSTS

The changes in DAC for the years ended December 31, were as follow (in 000's):

 2004
Restated

 2003
Restated

Balance at January 1

$ 59,607

$ 46,567

Acquisition costs deferred

15,078

28,231

Amortized to expense during year

(6,188)

(7,390)

Adjustment for unrealized investment gains

during year

(1,807)

(7,801)

Balance at December 31

$ 66,690

$ 59,607

13. SEGMENT INFORMATION

The Company conducts business principally in three operating segments and maintains a corporate segment to provide for the capital needs of the various operating segments and to engage in other financing-related activities.  Each segment was defined consistent with the way results are evaluated by the chief operating decision-maker.  As a result of the merger at December 31, 2002, KBL's results are included with the Wealth Management Segment. Net investment income is allocated based on segmented assets by line of business.  The Company does not materially depend on one or a few customers, brokers or agents for a significant portion of its operations.

Wealth Management

The Wealth Management Segment markets and administers individual and group fixed and variable annuity products.

Group Protection

The Group Protection Segment markets and administers group life insurance, stop-loss insurance, long-term disability and short-term disability products.  These products are sold to employers that provide group benefits for their employees.

Individual Protection

The individual insurance products offered by the Individual Protection Segment are universal life, variable universal life and conversions from the Company's group life product.

Corporate

The Corporate segment includes the unallocated capital of the Company and items not otherwise attributable to the other segments.  Management evaluates the results of the operating segments on an after-tax basis.

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK

(A Wholly-Owned Subsidiary of Sun Life Assurance Company of Canada (U.S.))

NOTES TO FINANCIAL STATEMENTS

For the Years Ended December 31, 2004, 2003 and 2002

13. SEGMENT INFORMATION  (Continued)

The following amounts pertained to the various business segments (in 000's):

Year ended December 31, 2004

(Restated)

Wealth

Group

Individual

Management

Protection

Protection

Corporate

Totals

Total Revenues

$

116,274

$

34,908

$

836

$

(279)

$

151,739

Total Expenditures

96,973

31,605

1,386

(54)

129,910

Pretax Income (Loss)

19,301

3,303

(550)

(225)

21,829

Net Income (Loss)

$

11,766

$

2,147

$

(357)

$

88

$

13,644

Total Assets

$

2,735,845

$

53,131

$

2,043

$

21,283

$

2,812,302

Year ended December 31, 2003

(Restated)

Wealth

Group

Individual

Management

Protection

Protection

Corporate

Totals

Total Revenues

$

108,427

$

26,609

$

873

$

2,485

$

138,394

Total Expenditures

102,327

25,712

713

(161)

128,591

Pretax Income

6,100

897

160

2,646

9,803

Net Income

$

4,088

$

608

$

113

$

1,845

$

6,654

Total Assets

$

2,632,557

$

46,535

$

1,460

$

35,417

$

2,715,969

Year ended December 31, 2002

Wealth

Group

Individual

Management

Protection

Protection

Corporate

Totals

Total Revenues

$

77,917

$

20,181

$

422

$

1,033

$

99,553

Total Expenditures

89,093

15,630

350

(679)

104,394

Pretax (Loss) Income

(11,176)

4,551

72

1,712

(4,841)

Net (Loss) Income

$

(7,493)

$

3,195

$

51

$

1,116

$

(3,131)

Total Assets

$

2,352,845

$

34,946

$

1,282

$

16,188

$

2,405,261

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK

(A Wholly-Owned Subsidiary of Sun Life Assurance Company of Canada (U.S.))

NOTES TO FINANCIAL STATEMENTS

For the Years Ended December 31, 2004, 2003 and 2002

14. REGULATORY FINANCIAL INFORMATION

The Company is required to file quarterly and annual statements with the Insurance Department of the State of New York prepared on a statutory accounting basis prescribed or permitted by the State of New York.  Statutory net income and capital stock and surplus differ from net income and stockholder's equity reported in accordance with GAAP for stock life insurance companies primarily because, under statutory basis accounting, policy acquisition costs are expensed when incurred, reserves are based on different assumptions, investments are valued differently, post-retirement benefit costs are based on different assumptions and reflect a different method of adoption, and income tax expense reflects only taxes paid or currently payable.

The Company's statutory surplus and net income (loss) were as follows (in 000's):

For the Years ended December 31,

2004

2003

2002

Statutory surplus and capital

$ 192,131

$ 186,480

$ 162,669

Statutory net income (loss)

14,807

16,477

(16,547)

15. DIVIDEND RESTRICTIONS

The Company's ability to pay dividends is subject to certain statutory restrictions.  The State of New York has enacted laws governing the payment of dividends to stockholders by domestic insurers.  New York law permits a domestic stock life insurance company to distribute a dividend to its shareholders without prior notice to the New York Superintendent of Insurance where the aggregate amount of such dividend in any calendar year does not exceed the lesser of:  (i) ten percent of its surplus to policyholders as of the immediately preceding calendar year; or (ii) its net gain from operations for the immediately preceding calendar year, not including realized capital gains.  No dividends were paid by the Company during 2004, 2003 or 2002.

16. COMPONENTS OF ACCUMULATED OTHER COMPREHENSIVE INCOME

The components of accumulated other comprehensive income as of December 31 were as follows (in 000's):

2004

2003

Unrealized gains on available-for-sale securities

$ 35,255

$ 49,228

DAC unrealized amortization

(12,546)

(10,739)

Tax effect

(8,226)

(13,743)

Accumulated other comprehensive income

$ 14,483

$ 24,746

17. COMMITMENTS AND CONTINGENCIES

Regulatory and Industry Developments

Unfavorable economic conditions may contribute to an increase in the number of insurance companies that are under regulatory supervision.  This may result in an increase in mandatory assessments by the New York state guaranty fund.

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK

(A Wholly-Owned Subsidiary of Sun Life Assurance Company of Canada (U.S.))

NOTES TO FINANCIAL STATEMENTS

For the Years Ended December 31, 2004, 2003 and 2002

17. COMMITMENTS AND CONTINGENCIES (Continued)

Regulatory and Industry Developments

As part of an industry wide investigation, state regulators are investigating certain compensation arrangements and other business practices between insurance companies and brokers. Certain of the Company's affiliates have received requests for information from state regulators and are cooperating with respect to these matters.

The Company's variable annuity contracts and variable life insurance policies are subject to various levels of regulation under federal securities laws administered by the Securities and Exchange Commission (the "SEC") and under certain state securities laws.  On or about October 30, 2003, the Company received a request from the SEC for information regarding its policies, practices and procedures with respect to subaccount "market timing," its policies, practices and procedures with respect to receiving and processing exchange orders from contract owners, and its oversight of such activities in the Company's separate accounts.  The Company responded to this request and an additional related request.  On March 4, 2004, the Boston District Office of the SEC notified the Company that it intended to commence an examination of the Company and certain of its affiliates pursuant to Section 31(b) of the Investment Company Act of 1940 and the Securities Exchange Act of 1934 relating to these and certain other subjects.  The Company is cooperating with the SEC in these matters.

In addition, the SEC and other regulators have conducted or are conducting investigations and examinations of certain of the Company's affiliates relating to various issues, including market timing and late trading of mutual funds and variable insurance products, directed brokerage, revenue-sharing and other arrangements with distributors, and recordkeeping requirements.

Litigation

The Company is not aware of any contingent liabilities arising from litigation, income taxes and other matters that could have a material effect upon the financial condition, results of operations or cash flow of the Company.

Indemnities

In the normal course of business, the Company has entered into agreements that include indemnities in favor of third parties, such as engagement letters with advisors and consultants, outsourcing agreements, underwriting and agency agreements, information technology agreements, distribution agreements and service agreements.  The Company has also agreed to indemnify its directors and certain of its officers and employees in accordance with the Company's by-laws.  Due to the nature of these indemnification agreements, it is not possible to estimate the Company's potential liability.

Lease Commitments

The Company leases various facilities and equipment under non-cancelable operating leases with terms of up to 10 years.  As of December 31, 2004, minimum future lease payments under such leases are as follows (in 000's):

2005

$ 183

2006

220

2007

235

2008

242

2009

246

Thereafter

41

Total

$ 1,167

Total rental expense for the years ended December 31, 2004, 2003 and 2002 was $1.0 million, $1.1 million and $1.1 million, respectively.

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK

(A Wholly-Owned Subsidiary of Sun Life Assurance Company of Canada (U.S.))

NOTES TO FINANCIAL STATEMENTS

For the Years Ended December 31, 2004, 2003 and 2002

18.  RESTATEMENT

Subsequent to the issuance of its 2004 financial statements, the Company determined that DAC and amortization of DAC were misstated As a result, the accompanying 2004 and 2003 financial statements have been restated from the amounts previously reported in the Company's Annual Report on Form 10-K for the year ended December 31, 2004.  A summary of the significant effects of the restatement is as follows (in 000's):

2004

2003

As Previously

As Previously

Reported

As Restated

Reported

As Restated

Statements of Operations

For the year ended December 31:

Amortization of deferred policy acquisition costs

$ 5,224

$ 5,763

$ 17,501

$ 7,390

Total benefits and expenses

$ 129,371

$ 129,910

$ 138702

$ 128,591

Income (loss) before income tax expense (benefit)

and cumulative effect of change in accounting

principle

$ 22,368

$ 21,829

$ (308)

$ 9,803

Federal income tax expense (benefit)

$ 7,418

$ 7,229

$ (390)

$ 3,149

Income (loss) before cumulative effect of change in

accounting principle, net of tax

$ 14,868

$ 14,518

$ 82

$ 6,654

Cumulative effect of change in accounting principle, net of tax

$ (382)

$ (874)

$ -

$ -

Net income

$ 14,486

$ 13,644

$ 82

$ 6,654

2004

2003

As Previously

As Previously

Reported

As Restated

Reported

As Restated

Balance Sheets

At December 31:

Deferred policy acquisition costs

$ 57,877

$ 66,690

$ 49,496

$ 59,607

Total assets

$ 2,803,489

$ 2,812,302

$ 2,705,858

$ 2,715,969

Deferred federal income taxes

$ 1,866

$ 4,949

$ 304

$ 3,843

Total liabilities

$ 2,507,686

$ 2,510,769

$ 2,414,278

$ 2,417,817

Retained earnings

$ 39,257

$ 44,987

$ 24,771

$ 31,343

Total stockholder's equity

$ 295,803

$ 301,533

$ 291,580

$ 298,152

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK

(A Wholly-Owned Subsidiary of Sun Life Assurance Company of Canada (U.S.))

NOTES TO FINANCIAL STATEMENTS

For the Years Ended December 31, 2004, 2003 and 2002

18.  RESTATEMENT (continued)

2004

2003

As Previously

As Previously

Reported

As Restated

Reported

As Restated

Statements of Comprehensive Income

For the year ended December 31:

Net income

$ 14,486

$ 13,644

$ 82

$ 6,654

Comprehensive income (loss)

$ 4,223

$ 3,381

$ (488)

$ 6,084

2004

2003

As Previously

As Previously

Reported

As Restated

Reported

As Restated

Statements of Stockholder's Equity

For the year ended December 31:

Net income

$ 14,486

$ 13,644

$ 82

$ 6,654

Retained earnings

$ 39,257

$ 44,987

$ 24,771

$ 31,343

Total stockholder's equity

$ 295,803

$ 301,533

$ 291,580

$ 298,152

2004

2003

As Previously

As Previously

Reported

As Restated

Reported

As Restated

Statements of Cash Flows

For the year ended December 31:

Cash Flows From Operating Activities

Net income

$ 14,486

$ 13,644

$ 82

$ 6,654

Adjusments to reconcile net income to net cash

Provided by (used in) operating activities:

Amortization of deferred policy acquisition costs

$ 5,224

$ 5,763

$ 17,501

$ 7,390

Deferred federal income taxes

$ 7,375

$ 7,185

$ 1,432

$ 4,971

Cumulative effect of changes in accounting principle, net of tax

$ 382

$ 874

$ -

$ -

19. SUBSEQUENT EVENT

As described in Note 17, the Company is cooperating with the SEC in its continuing investigations and examinations with respect to various issues.  As a result of these investigations and examinations, the Company is engaged in discussions with the SEC that may lead to settled administrative actions involving the Company.  At this time, management cannot reasonably estimate an amount to be recorded in the Company's financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Stockholder of

Sun Life Insurance and Annuity Company of New York

Wellesley Hills, Massachusetts

We have audited the accompanying balance sheets of Sun Life Insurance and Annuity Company of New York (the "Company") as of December 31, 2004 and 2003, and the related statements of operations, comprehensive income, stockholder's equity, and cash flows for each of the three years in the period ended December 31, 2004.  Our audits also included the financial statement schedules listed in the Index at Item 15.  These financial statements and financial statement schedules are the responsibility of the Company's management.  Our responsibility is to express an opinion on the financial statements and financial statement schedules based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.  The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.   Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting.  Accordingly, we express no such opinion.  An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements present fairly, in all material respects, the financial position of Sun Life Insurance and Annuity Company of New York as of December 31, 2004 and 2003, and the results of its operations and cash flows for each of the three years in the period ended December 31, 2004 in conformity with accounting principles generally accepted in the United States of America.  Also, in our opinion, such financial statement schedules, when considered in relation to the basic financial statements taken as a whole, present fairly in all material respects the information set forth therein.

As discussed in Note 1 to the financial statements, effective January 1, 2004, the Company adopted the provisions of the American Institute of Certified Public Accountants' Statement of Position 03-1, "Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts."

As discussed in Note 18, the accompanying 2004 and 2003 financial statements and financial statement schedules have been restated.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

March 18, 2005

(April 29, 2005 as to Note 19 and the effects of the restatement discussed in Note 18.)

PART C

ITEM 26.  EXHIBITS


A. Resolution of the Board of Directors of Sun Life Insurance and Annuity Company of New York, dated April 24, 2003, authorizing the establishment of Sun Life (N.Y.) Variable Account D (Incorporated herein by reference to the Registration Statement of Sun Life (N.Y.) Variable Account D on Form N-6, File No. 333-105437, filed with the Securities and Exchange Commission on May 21, 2003.)

B. None.

C. Principal Underwriting Agreement between Sun Life Insurance and Annuity Company of New York and Clarendon Insurance Agency, Inc., dated February 1, 2003 (Incorporated herein by reference to the Registration Statement of Sun Life (N.Y.) Variable Account D on Form N-6, File No. 333-105437, filed with the Securities and Exchange Commission on May 21, 2003.)

D. (1) Survivorship Flexible Premium Combination Fixed and Variable Life Insurance Policy (Incorporated herein by reference to the Registration Statement of Sun Life (N.Y.) Variable Account D on Form N-6, File No. 333-105441, filed with the Securities and Exchange Commission on May 21, 2003.)

(2) Maturity Extension Rider (Incorporated herein by reference to the Registration Statement of Sun Life (N.Y.) Variable Account D on Form N-6, File No. 333-105441, filed with the Securities and Exchange Commission on May 21, 2003.)

(3) Aviation Exclusion Endorsement (Incorporated herein by reference to the Registration Statement of Sun Life (N.Y.) Variable Account D on Form N-6, File No. 333-105441, filed with the Securities and Exchange Commission on May 21, 2003.)

E. (1) Application for Survivorship Flexible Premium Combination Fixed and Variable Life Insurance Policy (Incorporated herein by reference to the Registration Statement of Sun Life (N.Y.) Variable Account D on Form N-6, File No. 333-105437, filed with the Securities and Exchange Commission on May 21, 2003.)

 (2) Aviation Questionnaire Policy (Incorporated herein by reference to the Registration Statement of Sun Life (N.Y.) Variable Account D on Form N-6, File No. 333-105437, filed with the Securities and Exchange Commission on May 21, 2003.)

 (3) Certificate of Insurability Policy (Incorporated herein by reference to the Registration Statement of Sun Life (N.Y.) Variable Account D on Form N-6, File No. 333-105437, filed with the Securities and Exchange Commission on May 21, 2003.)

 (4) Personal Finance Questionnaire Policy (Incorporated herein by reference to the Registration Statement of Sun Life (N.Y.) Variable Account D on Form N-6, File No. 333-105437, filed with the Securities and Exchange Commission on May 21, 2003.)

F. Charter and By-Laws of Sun Life Insurance and Annuity Company of New York (Incorporated herein by reference to the Depositor's Quarterly Report on Form 10-Q, File No. 333-01079, filed with the Securities and Exchange Commission on May 14, 2004.)

G. Specimen Reinsurance Contract.  (Incorporated herein by reference to the Registration Statement of Sun Life of Canada (U.S.) Variable Account I on Form N-6, File No. 333-100829, filed with the Securities and Exchange Commission on October 30, 2002.)

H.           (1)      Participation Agreement, dated April 17, 2000, by and among AIM Variable Insurance Funds, Inc., AIM Distributors, Inc., Sun Life Insurance and Annuity Company of New York and Clarendon Insurance Agency, Inc. (Incorporated herein by reference to Post-Effective Amendment No. 23 to the Registration Statement on Form N-4, File No. 333-67864, filed with the Securities and Exchange Commission on November 6, 2002.)

(2)      Amended and Restated Participation Agreement, dated December 13, 2004, by and among Sun Capital Advisers Trust, Sun Capital Advisers, Inc., Sun Life Assurance Company of Canada (U.S.) and Sun Life Insurance and Annuity Company of New York (Incorporated herein by reference to Post-Effective Amendment No. 8 to the Registration Statement on Form N-4, File No. 333-83516, filed with the Securities and Exchange Commission on April 28, 2005.)

(3)       Amended and Restated Participation Agreement, dated September 1, 2004, by and among Sun Life Insurance and Annuity Company of New York, Variable Insurance Products Fund and Fidelity Distributors Corporation (Incorporated herein by reference to Post-Effective Amendment No. 1 to the Registration Statement on Form N-4, File No. 333-119151, filed with the Securities and Exchange Commission on April 28, 2005.)

(4)       Participation Agreement, dated September 1, 2002, by and among Sun Life Assurance Company of Canada (U.S.), Clarendon Insurance Agency, Inc., Alliance Capital Management L.P. and Alliance Fund Distributors, Inc. (Incorporated herein by reference to Post-Effective Amendment No. 7 to the Registration Statement on Form N-4, File No. 333-82957, filed with the Securities and Exchange Commission on July 27, 2001.)

(5)      Participation Agreement, dated September 16, 2002, by and among the Franklin Templeton Variable Insurance Products Trust, Franklin Templeton Distributors, Inc, Sun Life Insurance and Annuity Company of New York and Sun Life Assurance Company of Canada (U.S.) (Incorporated herein by reference to the Registration Statement of KBL Variable Account A on Form N-4, File No. 333-102278, filed with the Securities and Exchange Commission on December 31, 2002.)

(6)      Participation Agreement, dated February 17, 1998, by and among Goldman Sachs Variable Insurance Trust, Goldman, Sachs & Co., and Sun Life Assurance Company of Canada (U.S.) (Incorporated herein by reference to Post-Effective Amendment No. 13 to the Registration Statement on Form N-4, File No. 33-41628, filed with the Securities and Exchange Commission on April 26, 1999.)

 (7)      Amended and Restated Participation Agreement, dated November 6, 2002, by and among MFS/Sun Life Series Trust, Sun Life Insurance and Annuity Company of New York, Sun Life Assurance Company of Canada (U.S.), and Massachusetts Financial Services Company (Incorporated herein by reference to Post-Effective Amendment No. 3 to the Registration Statement on Form N-4, File No. 333-107983, filed with the Securities and Exchange Commission on May 28, 2004.)

(8)      Participation Agreement, dated July 15, 2002, by and among Sun Life Assurance Company of Canada (U.S.), Deutsche Asset Management VIT Funds and Deutsche Asset Management, Inc. (Incorporated herein by reference to Post-Effective Amendment No. 2 to the Registration Statement of Sun Life of Canada (U.S.) Variable Account G on Form S-6, File No. 333-65048, filed with the Securities and Exchange Commission on July 3, 2002.)

(9) Participation Agreement, dated May 1, 2004, by and among Sun Life Assurance Company of Canada (U.S.), Scudder Variable Series II, Scudder Distributors, Inc. and Deutsche Investment Management Americas Inc. (Incorporated herein by reference to Post-Effective Amendment No. 4 to the Registration Statement on Form N-6, File No. 333-100831, filed with the Securities and Exchange Commission on April 29, 2005.)

(10) Participation Agreement, dated September 16, 2002, by and among Sun Life Assurance Company of Canada (U.S.), Sun Life Insurance and Annuity Company of New York, PIMCO Variable Insurance Trust and PIMCO Funds Distributors LLC. (Incorporated herein by reference to Post-Effective Amendment No. 3 to the Registration Statement on Form N-6, File No. 333-59662, filed with the Securities and Exchange Commission on February 26, 2003.)

(11) Participation Agreement, dated February 17, 1998, by and among Sun Life Assurance Company of Canada (U.S.), The Alger American Fund and Fred Alger and Company, Incorporated. (Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Registration Statement on Form S-6, File No. 333-68601, filed with the Securities and Exchange Commission on April 27, 1999.)

(12) Participation Agreement, dated February 17, 1998, by and among Sun Life Assurance Company of Canada (U.S.) and Lord, Abbett & Co. (Incorporated herein by reference to Post-Effective Amendment No. 8 to the Registration Statement on Form S-6, File No. 333-13087, filed with the Securities and Exchange Commission on April 26, 2002.)

(13) Amended and Restated Participation Agreement, dated August 1, 2004, by and among Sun Life Assurance Company of Canada (U.S.), Sun Life Insurance and Annuity Company of New York, T. Rowe Price Equity Series, Inc. and T. Rowe Price Investment Services, Inc. (Incorporated herein by reference to Post-Effective Amendment No. 5 to the Registration Statement of Sun Life of Canada (U.S.) Variable Account G on Form S-6, File No. 333-13087, filed with the Securities and Exchange Commission on April 29, 1999.)

(14) Amended and Restated Participation Agreement, dated May 1, 2004, by and among Sun Life Assurance Company of Canada (U.S.), Sun Life Insurance and Annuity Company of New York, Dreyfus Variable Investment Fund, The Dreyfus Socially Responsible Growth Fund, Inc. and Dreyfus Life and Annuity Index Fund, Inc. (Incorporated herein by reference to Post-Effective Amendment No. 4 to the Registration Statement on Form N-6, File No. 333-100831, filed with the Securities and Exchange Commission on April 29, 2005.)

(15) Participation Agreement, dated August 6, 2004, by and among Sun Life Assurance Company of Canada (U.S.), Sun Life Insurance and Annuity Company of New York, Delaware VIP Trust, Delaware Management Company and Delaware Distributors, LP. (Incorporated herein by reference to Post-Effective Amendment No. 4 to the Registration Statement on Form N-6, File No. 333-100831, filed with the Securities and Exchange Commission on April 29, 2005.)

(16) Participation Agreement, dated August 6, 2004, by and among Sun Life Insurance and Annuity Company of New York, Van Kampen Life Investments Trust, Van Kampen Funds Inc., Van Kampen Asset Management (Incorporated herein by reference to Post-Effective Amendment No. 3 to the Registration Statement on Form N-6, File 333-105438, filed with the Securities and Exchange Commission on May 2, 2005.)

(17) Participation Agreement, dated December 31, 2002, by and among Oppenheimer Variable Account Funds, OppenheimerFunds, Inc. and Sun Life Insurance and Annuity Company of New York. (Incorporated herein by reference to Post-Effective Amendment No. 3 to the Registration Statement on Form N-6, File 333-105438, filed with the Securities and Exchange Commission on May 2, 2005.)

I. (1) Administrative Services Agreement  by and between Sun Life Assurance Company of Canada, Sun Life Assurance Company of Canada (U.S.) and Sun Life Insurance and Annuity Company of New York, dated November 21, 2000 (Incorporated herein by reference to the Registration Statement of Sun Life (N.Y.) Variable Account D on Form N-6, File No. 333-105437, filed with the Securities and Exchange Commission on May 21, 2003.)

(2) Amendment No. 1, dated January 1, 2002, to the Administrative Services Agreement by and between Sun Life Assurance Company of Canada, Sun Life Assurance Company of Canada (U.S.) and Sun Life Insurance and Annuity Company of New York, dated November 21, 2000.  (Incorporated herein by reference to Post-Effective Amendment No. 1 to the Registration Statement on Form N-4, File No. 333-119151, filed with the Securities and Exchange Commission on April 28, 2005.)

J. (1) Powers of Attorney. (Incorporated herein by reference to Post-Effective Amendment No. 3 to the Registration Statement of Keyport Variable Account A on Form N-4, File No. 333-100457, filed with the Securities and Exchange Commission on April 23, 2004.)

 (2) Resolution of the Board of Directors of the Depositor dated July 24, 2003, authorizing the use of Powers of Attorney for Officer signatures. (Incorporated herein by reference to Post-Effective Amendment No. 3 to the Registration Statement of Keyport Variable Account A on Form N-4, File No. 333-100457, filed with the Securities and Exchange Commission on April 23, 2004.)


K. Legal Opinion.

L. None.

M. None.

N. Consent of Independent Registered Public Accounting Firm.

O. None.

P. None.

Q. None.

ITEM 27.  DIRECTORS AND OFFICERS OF THE DEPOSITOR


Name and

Principal Positions and Officers

Business Address

With Depositor

Thomas A. Bogart

Director

Sun Life Assurance Company of Canada

150 King Street West

Toronto, Ontario Canada M5H 1J9

Gary Corsi

Director, Vice President & Chief Financial Officer &

Sun Life Assurance Company of Canada (U.S.)

Treasurer

One Sun Life Executive Park

Wellesley Hills, MA 02481

Scott M. Davis

Director, Vice President and General Counsel

Sun Life Assurance Company of Canada (U.S.)

One Sun Life Executive Park

Wellesley Hills, MA 02481

Paul W. Derksen

Director

Sun Life Assurance Company of Canada

150 King Street West

Toronto, Ontario Canada M5H 1J9

Mary M. Fay

Director and Vice President, Annuities

Sun Life Assurance Company of Canada (U.S.)

One Sun Life Executive Park

Wellesley Hills, MA 02481

Leila Heckman

Director

Heckman Global Advisors

230 Park Avenue, Suite 865

New York, NY 10169

Donald B. Henderson, Jr.

Director

LeBoeuf, Lamb, Greene & MacRae, L.L.P.

125 West 55th Street

New York, NY 10019

Peter R. O'Flinn

Director

27361 Hidden River Court

Bonita Springs, FL 34134

C. James Prieur

Chairman and Director

Sun Life Assurance Company of Canada

150 King Street West

Toronto, Ontario Canada M5H 1J9

Robert C. Salipante

President & Director

Sun Life Assurance Company of Canada (U.S.)

One Sun Life Executive Park

Wellesley Hills, MA 02481

Barbara Z. Shattuck

Director

Shattuck Hammond Partners LLC

630 Fifth Avenue, Suite 2950

New York, NY 10019

David K. Stevenson

Director

47 Village Avenue, Unit 301

Dedham, MA 02026

Donald A. Stewart

Director

Sun Life Assurance Company of Canada

150 King Street West

Toronto, Ontario-Canada M5H 1J9

Claude A. Accum

Vice President, Individual Insurance

Sun Life Assurance Company of Canada (U.S.)

One Sun Life Executive Park

Wellesley Hills, MA 02481

Michael E. Shunney

Vice President, Group Insurance

Sun Life Assurance Company of Canada (U.S.)

One Sun Life Executive Park

Wellesley Hills, MA 02481

James M.A. Anderson

Vice President, Investments

Sun Life Assurance Company of Canada (U.S.)

One Sun Life Executive Park

Wellesley Hills, MA 02481

Ellen B. King

Assistant Vice President and Senior Counsel and

Sun Life Assurance Company of Canada (U.S.)

Secretary

One Sun Life Executive Park

Wellesley Hills, MA 02481

Keith Gubbay

Vice President and Chief Actuary

Sun Life Assurance Company of Canada (U.S.)

One Sun Life Executive Park

Wellesley Hills, MA 02481

Janet V. Whitehouse

Vice President, Human Resources &

Sun Life Assurance Company of Canada (U.S.)

Public Relations

One Sun Life Executive Park

Wellesley Hills, MA 02481

John R. Wright

Executive Vice President, Sun Life Financial

Sun Life Assurance Company of Canada (U.S.)

U.S. Operations

One Sun Life Executive Park

Wellesley Hills, MA 02481


ITEM 28.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE DEPOSITOR OR THE REGISTRANT

No person is directly or indirectly controlled by the Registrant.  The Registrant is a separate account of Sun Life Insurance and Annuity Company of New York, a wholly-owned subsidiary of Sun Life of Canada (U.S.), which is ultimately controlled by Sun Life Financial.

The organization chart of Sun Life Financial is filed as Exhibit 13 to Post-Effective Amendment No. 1 to the Registration Statement on Form N-4 of Keyport Variable Account A, File Nos. 333-114126, 811-07543, filed February 25, 2005.

None of the companies listed in such Exhibit 13 is a subsidiary of the Registrant; therefore, the only financial statements being filed are those of Sun Life Insurance and Annuity Company of New York.

ITEM 29.  INDEMNIFICATION

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of Sun Life Insurance and Annuity Company of New York pursuant to the certificate of incorporation, by-laws, or otherwise, Sun Life (N.Y.) has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable.  In the event that a claim for indemnification against such liabilities (other than the payment by Sun Life (N.Y.) of expenses incurred or paid by a director, officer, controlling person of Sun Life (N.Y.) in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, Sun Life (N.Y.) will, unless in the opinion of their counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by them is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 30.  PRINCIPAL UNDERWRITERS

Clarendon Insurance Agency, Inc., a wholly-owned subsidiary of Sun Life Assurance Company of Canada (U.S.), acts as general distributor for the Registrant, Sun Life of Canada (U.S.) Variable Accounts C, D, E, F, G, H and I, Keyport Variable Account A, KMA Variable Account, Keyport Variable Account I, KBL Variable Account A, DBL Variable Annuity Account, Sun Life (N.Y.) Variable Accounts A, B, C and D, and Money Market Variable Account, High Yield Variable Account, Capital Appreciation Variable Account, Government Securities Variable Account, World Governments Variable Account, Total Return Variable Account and Managed Sectors Variable Account.


Name and Principal

Position and Offices

Business Address*

with Underwriter

Imants Sakson

President

James M.A. Anderson

Director

Gary Corsi

Director

Mary M. Fay

Director

Ellen B. King

Secretary

George E. Maden

Vice President & Chief Compliance Officer

Michael L. Gentile

Vice President

John E. Coleman

Vice President

Nancy C. Atherton

Assistant Vice President & Tax Officer

Jane F. Jette

Financial/Operations Principal and Treasurer

Amy E. Mercer

Assistant Secretary


* The principal business address of all directors and officers of the principal underwriter is One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481.

ITEM 31.  LOCATION OF ACCOUNTS AND RECORDS

Accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder are maintained by Sun Life Insurance and Annuity Company of New York, in whole or in part, at its Home Office at 60 East 42nd Street, Suite 1115, New York, New York 10165, at the offices of Clarendon Insurance Agency, Inc., at One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481 or at the offices of Sun Life Assurance Company of Canada (U.S.), at One Sun Life Executive Park, Wellesley Hills, Massachusetts  02481.

ITEM 32.  MANAGEMENT SERVICES

Not applicable.

ITEM 33.  FEE REPRESENTATION

Sun Life Insurance and Annuity Company of New York hereby represents that the aggregate fees and charges under the Policy are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Sun Life Insurance and Annuity Company of New York.

SIGNATURES

As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements of Securities Act Rule 485(b) for effectiveness of this Post-Effective Amendment to the Registration Statement and has caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf, in the Town of Wellesley Hills, and Commonwealth of Massachusetts on this 2nd day of May, 2005.

SUN LIFE (N.Y.) VARIABLE ACCOUNT D

(Registrant)

By:  SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK

(Depositor)

By:  */s/ Robert C. Salipante

Robert C. Salipante, President

Attest:  */s/ Edward M. Shea

Edward M. Shea

 Assistant Vice President &
Senior Counsel

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons and in the capacities and on the dates indicated.

 */s/ Robert C. Salipante
 Robert C. Salipante

 President and Director
(Principal Executive Officer)

 */s/ Gary Corsi
 Gary Corsi

 Vice President, Chief Financial Officer and Director
(Principal Financial & Accounting Officer)

 */s/ Donald A. Stewart
 Donald A. Stewart

Director

 */s/ C. James Prieur
 C. James Prieur

Chairman and Director

 */s/ Donald B. Henderson, Jr.
 Donald B. Henderson, Jr.

Director

 */s/  Peter R. O'Flinn
 Peter R. O'Flinn

Director

 */s/ David K. Stevenson
 David K. Stevenson

Director

 */s/ Barbara Z. Shattuck
 Barbara Z. Shattuck

Director

 */s/ Leila Heckman
 Leila Heckman

Director

 By:  /s/ Edward M. Shea
Edward M. Shea, Attorney-In-Fact

May 2, 2005

*Edward M. Shea has signed this document on the indicated date on behalf of the above Directors and Officers of the Depositor pursuant to powers of attorney duly executed by such persons and a resolution of the Board of Directors authorizing use of powers of attorney for Officer signatures. Incorporated by reference to Post-Effective Amendment No. 3 to the Registration Statement on Form N-4 (File No. 333-100475) filed on April 23, 2004.

EXHIBIT INDEX

K

Consent of Independent Registered Public Accounting Firm

N

Representation of Counsel pursuant to Rule 485(b)